UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12
Tradeweb Markets Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required
☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2024
ANNUAL MEETING OF
STOCKHOLDERS AND
PROXY
STATEMENT
As a leader in building and operating
electronic marketplaces for rates, credit,
equities and money markets,
Tradeweb connects over 2,500
institutional, wholesale and retail clients
globally.
ABOUT TRADEWEB
FY23 Revenues
$1.3B
(+12.6% YoY, +12.2% CC*)
FY23 Adjusted EBITDA Margin**
52.4%
(+49 bps YoY)
FY23 Adjusted Net Income**
$535.5M
(+19.0% YoY)
FY23 Free Cash Flow**
$684.3M
(+19.5% YoY)
*      "CC" means constant currency. Growth information presented on a "constant currency" basis is a non-GAAP financial measure and reflects growth for the period excluding the impact of foreign exchange currency fluctuations.
**    Revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted net income and free cash flow are non-GAAP financial measures used to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K filed with the U.S. Securities and Exchange Commission on February 6, 2024 and our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and
Exchange Commission on February 9, 2024.

Dear Stockholder,
You are cordially invited to attend the Annual Meeting of Stockholders of Tradeweb
Markets Inc., which will be held virtually at 9 a.m., Eastern Time, on Friday, May 10, 2024, at www.virtualshareholdermeeting.com/TW2024.
The attached Notice of the Annual Meeting of Stockholders and Proxy Statement
describes the formal business that we will transact at the virtual Annual Meeting.
We are furnishing our proxy materials over the Internet in accordance with the rules of the U.S. Securities and Exchange Commission ("SEC"). Accordingly, we are sending a
Notice of Internet Availability of Proxy Materials (the "Notice"), rather than a full paper set of the proxy materials, unless you previously requested to receive printed copies. The
Notice contains details regarding the date, time and location of the meeting and the business to be conducted, as well as instructions on how to access our proxy materials on the Internet and for voting over the Internet.
Whether or not you plan to virtually attend the Annual Meeting, please vote your shares promptly by following the voting instructions that you have received. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting virtually at the Annual Meeting, but will assure that your vote is counted if you cannot virtually attend.
On behalf of the Board of Directors and the employees of Tradeweb Markets Inc., we thank you for your continued support and look forward to seeing you at the virtual Annual
Meeting.
Sincerely yours,
BILLY HULT
Chief Executive Officer
March 28, 2024
Notice of 2024 Virtual Annual Meeting of Stockholders
To Our Stockholders:
We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Tradeweb Markets Inc.
("Tradeweb" or the "Company") that will be held virtually at 9 a.m., Eastern Time, on Friday, May 10, 2024, at
www.virtualshareholdermeeting.com/TW2024 for the following purposes:
1.To elect the four nominees for director named in the attached Proxy Statement as Class II directors, each to serve on the Board of
Directors for a three-year term until the 2027 Annual Meeting of Stockholders or their respective successors are elected and qualified
(Proposal 1);
2.To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);
3.To approve, on an advisory basis, the compensation of our named executive officers (Proposal 3);
4.To determine, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers
(Proposal 4); and
5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors unanimously recommends that you vote (i) "FOR ALL" of the director nominees named in the attached
Proxy Statement, (ii) "FOR" the ratification of the appointment of Deloitte as our independent registered public accounting firm, (iii) "FOR"
the approval, on an advisory basis, of the compensation paid to our named executive officers and (iv) "1 YEAR" for the frequency of future advisory votes on the compensation of our named executive officers.
The Board of Directors has fixed March 13, 2024 as the record date for determining stockholders entitled to receive notice of, and to vote at, the virtual Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. Holders of outstanding shares of Class A common stock, Class B common stock, Class C common stock and Class D common stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law). Each share of Class A common stock and Class C common stock entitles its holder to one vote on all matters presented to the Company’s stockholders generally. Each share of Class B common stock and Class D common stock entitles its holder to ten votes on all matters presented to the Company’s stockholders generally.
The Board of Directors has again determined to hold the Annual Meeting virtually. We believe that this is the right choice for the
Company as it provides expanded stockholder access regardless of the size of the Annual Meeting or resources available to stockholders, improves communication and allows participants to attend the Annual Meeting conveniently from any location at no additional cost. The
Company has endeavored to provide stockholders attending the Annual Meeting with the same rights and opportunities to participate as they would at an in-person meeting.
You are cordially invited to virtually attend the Annual Meeting, conducted virtually via live audio webcast at
www.virtualshareholdermeeting.com/TW2024, to vote on the proposals described in this Proxy Statement, view the list of registered stockholders on the Annual Meeting website and submit questions during the meeting. Your vote is important. Regardless of whether or not you participate in the Annual Meeting, we hope that you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy or voting instruction card ensures your representation at the Annual Meeting regardless of whether you attend online. For additional details, see "Voting and Attendance at the Annual Meeting" below. This Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read this Proxy Statement carefully and in its entirety.
By Order of the Board of Directors,
Douglas Friedman
General Counsel and Secretary
New York, New York
March 28, 2024

2	TRADEWEB
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON MAY 10, 2024
The Notice, the Proxy Statement and the Company’s 2023 Annual
Report are available at www.proxyvote.com.

2024 PROXY SUMMARY	3
This summary highlights information contained elsewhere
in this Proxy Statement. This summary does not contain
all the information you should consider in voting your
shares. Please read the complete Proxy Statement and
our Annual Report to Stockholders for the fiscal year
ended December 31, 2023 carefully before voting.
PROXY SUMMARY
MEETING INFORMATION

Date:	Friday, May 10, 2024
Time:	9 a.m., Eastern Time
Virtual Meeting:	www.virtualshareholdermeeting.com/TW2024
Record Date:	March 13, 2024
HOW TO VOTE

4	TRADEWEB
Proxy Summary
We first began sending our stockholders the Notice and made our proxy materials available on or about March 28,
2024.
PROPOSALS
Proposal 1
Election of
Directors
To elect the four director nominees named in this Proxy Statement as Class II directors of the
Company, each to serve for a three-year term until the 2027 Annual Meeting or their respective successors are elected and qualified.
✓ Our Board unanimously recommends that you vote "FOR ALL" of the director nominees.
Proposal 2
Auditor
Ratification
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
✓ Our Board unanimously recommends that you vote "FOR" ratification of the appointment of Deloitte
& Touche LLP as our independent registered public accounting firm for fiscal 2024.
INTERNET
To vote before the meeting, visit
www.proxyvote.com.
To vote at the meeting, visit
www.virtualshareholdermeeting
.com/TW2024. You will need
the control number printed on
your notice, proxy card or voting
instruction form.
TELEPHONE
If you received a paper copy of the
proxy materials, dial toll-free
800-690-6903 or the
telephone number on your voting
instruction form. You will need
the control number printed on
your notice, proxy card or voting
instruction form.
MAIL
If you received a paper copy of
the proxy materials, send your
completed and signed proxy card
or voting instruction form using the
enclosed postage-paid envelope.
Proposal 3
Advisory Vote
on Executive
Compensation
To approve, on an advisory basis, the compensation of our named executive officers.
✓ Our Board unanimously recommends that you vote, on an advisory basis, "FOR" the compensation of our named executive officers as set forth in this Proxy Statement.
Proposal 4
Frequency of
Advisory Vote
on Executive
Compensation
To determine, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.
✓ Our Board unanimously recommends that you vote, on an advisory basis, "1 YEAR" for the frequency of future advisory votes on the compensation of our named executive officers.
Your vote is important. You may vote your shares in advance of the Annual Meeting via the Internet, by telephone or by mail or during the meeting by attending and voting electronically. If you vote via the Internet, by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.
Our Board of Directors

				Committee Membership
Name	Director Since	Principal Occupation	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Other Current Public Company Boards

Jacques Aigrain	2022	Director, Clearwater Analytics Chairman, Lyondell Basell Industries N.V.	✓			✓	2

Balbir Bakhshi	2021	Chief Risk Officer, London Stock Exchange Group plc

Steven Berns	2020	Former Chief Financial Officer & Chief Operating Officer	✓

Troy Dixon	2023	Founder and Chief Investment Officer, Hollis Park Partners LP	✓			✓

Scott Ganeles	2019	Senior Partner, WestCap Group, LLC	✓	✓	✓

Billy Hult	2019	Chief Executive Officer, Tradeweb Markets

Catherine Johnson	2023	Group General Counsel, London Stock Exchange Group plc

Paula B. Madoff	2019	Advisor, The Goldman Sachs Group Inc.	✓	✓	✓		3

Lisa Opoku	2024	Former Chief Operating Officer	✓

Thomas Pluta	2019	President, Tradeweb Markets

Murray Roos	2021	Group Director, Capital Markets, London Stock Exchange Group plc

Rana Yared	2022	General Partner, Balderton Capital	✓	✓
   Denotes Chairperson

TRADEWEB	5
Proxy Summary
Our Board of Directors
BOARD SKILLS AND QUALIFICATIONS

6	TRADEWEB
Proxy Summary
CAPITAL MARKETS/
FIXED INCOME
ELECTRONIC
TRADING
CORPORATE
GOVERNANCE
RISK MANAGEMENT/
INFORMATION
TECHNOLOGY & SYSTEMS
12 of 12 directors
9 of 12 directors
8 of 12 directors
9 of 12 directors
LEGAL &
REGULATORY
5 of 12 directors
9 of 12 directors
GLOBAL LEADERSHIP/
HUMAN CAPITAL
12 of 12 directors
FINANCIAL
EXPERTISE
9 of 12 directors
MERGERS &
ACQUISITIONS
BOARD INDEPENDENCE, AGE, DIVERSITY AND TENURE
58%
INDEPENDENT
54.7
AVERAGE AGE
AVERAGE
3.1
YEARS
33%
FEMALE
25%
DIVERSE
DIVERSITY
Gender
Race/Ethnicity
Non-independent
Independent
56+ years
<50 years
51-55 years
3+ years
0-3 years
Diverse
Other
Female
Male
INDEPENDENCE
AGE
TENURE
Executive Compensation Program Highlights
PHILOSOPHY AND OBJECTIVES

Maintain a pay-for- performance culture
Annual pay opportunities emphasize variable performance-based compensation with metrics aligned to the
Company’s financial results, stock price and business strategy, promoting a high degree of performance orientation in our executive compensation program.

Foster long-term alignment with stockholders
Outstanding equity awards in the form of annual time-vesting restricted stock units, performance-based restricted stock units and performance stock units directly tie pay outcomes to value creation, aligning executive and stockholder interest.

Attraction and retention
Our executive compensation program provides overall target compensation that is intended to attract and retain high-caliber talent. In addition, our long-term incentive awards are granted on varying vesting schedules, continually ensuring that a portion of previously granted equity remains unvested.

Reflect internal equity considerations	Compensation decisions are made in the context of individual factors and pay equity, fostering growth and motivation through a flexible compensation design.
KEY ELEMENTS OF OUR FISCAL YEAR 2023 COMPENSATION PROGRAM

What We Do	What We Don’t Do
Pay-for-performance. Approximately 94% of our executive target compensation is at-risk variable compensation. 76% of target annual equity grants and cash bonuses made to the NEOs in March 2023 were tied directly to company performance.
Hedging/pledging of Company stock. We prohibit our officers and directors from hedging, margining, pledging, short-selling or publicly trading options in our stock.
Encourage long-term outlook. In 2023, the CEO received an
annual grant and all other NEOs received a one-time grant of performance-vesting stock units ("PSUs") that are earned based on achievement of total shareholder return ("TSR") targets over a three-
year performance period. In 2024, the Compensation Committee determined to grant PSUs to all NEOs on an annual basis as part of their overall equity mix. In addition, in 2024, the performance-based restricted stock units ("PRSUs") were restructured to vest based on achievement of three-year compound annual growth rate ("CAGR")
targets for revenue and Adjusted EBITDA. Please see
"Compensation Discussion and Analysis—Fiscal 2024 Compensation
Decisions" below for more information.
Excise tax gross-ups. We do not pay excise tax gross-ups on change-in-control payments.
Rigorous performance goals. The Company establishes rigorous performance goals related to its incentive-based compensation plans.	Repricing or exchange of underwater options. Under our omnibus equity plan, we specifically prohibit share repricing without stockholder approval.
Clawback policy. In accordance with Exchange Act Rule 10D-1, we maintain a robust clawback policy that requires the clawback of incentive compensation from executive officers in the event of a material misstatement of the financials. In addition, the
Compensation Committee has discretion to clawback, from both executive officers and other employees, other incentive-based compensation, including time-based short-term or long-term equity or other incentive awards.
Dividend equivalents on unearned equity awards. Dividend equivalent rights accrued on equity awards are not paid until the underlying award itself vests and becomes payable.

TRADEWEB	7
Proxy Summary

CEO 2023
TARGET COMPENSATION

RSUs
23%
PSUs
31%
Base Salary
6%
Cash Bonus
17%
PRSUs
23%

94%
AT-RISK PAY

AVERAGE NEO 2023 TARGET COMPENSATION (OTHER THAN CEO)

PSUs
42%
Base Salary
6%
RSUs
16%
PRSUs
16%
Cash Bonus
20%

94%
AT-RISK PAY

3	Proxy Summary
9	General Information

9	Forward-Looking Statements and References to Websites

9	Outstanding Securities and Quorum

10	Internet Availability of Proxy Materials

10	Proxy Voting

10	Voting Standard

11	Voting and Attendance at the Annual Meeting

12	Revocation

13	Proposal 1: Election of Directors

13	Biographical and Related Information of Director Nominees and Continuing Directors

13	Nominees for Director Whose Terms Would Expire at the 2027 Annual Meeting

16	Directors Whose Terms Expire at the 2025 Annual Meeting

18	Directors Whose Terms Expire at the 2026 Annual Meeting

20	Corporate Governance

20	Controlled Company Exemption and Director Independence

20	Key Governance Practices

20	Board Leadership

21	Stockholder Engagement

22	Communications with Directors

22	Director Nominations and Diversity

23	Board Qualifications and Diversity Matrix

25	Risk Oversight

25	Corporate Governance Documents

25	Board Meetings and Committees

26	Audit Committee

26	Compensation Committee

27	Nominating and Corporate Governance Committee

27	Compensation Committee Interlocks and Insider Participation

27	Code of Business Conduct and Ethics

28	Environmental, Social and Governance Matters

28	Diversity, Equity and Inclusion

30	Proposal 2: Ratification of Appointment of Deloitte as Independent Registered Public Accounting Firm

31	Independent Registered Public Accounting Firm

32	Audit Committee Report
33	Proposal 3: Advisory Vote on Executive Compensation
34	Proposal 4: Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

35	Security Ownership of Certain Beneficial Owners and Management

37	Executive Officers of the Company

38	Executive Compensation

38	Compensation Discussion and Analysis

48	Compensation Committee Report

49	Summary Compensation Table
50	Grants of Plan-Based Awards
50	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
52	Outstanding Equity Awards at Fiscal Year-End
53	Options Exercised and Stock Vested
53	Potential Payments upon Termination or Change in Control
58	Pay Ratio Disclosure
58	Pay Versus Performance
62	Director Compensation

64	Securities Authorized for Issuance Under Equity Compensation Plans

65	Certain Relationships and Related Person Transactions

65	Policies and Procedures for Related Person Transactions

65	Transactions with Refinitiv

65	Related Person Transactions Entered into in Connection with the IPO

70	Indemnification Agreements

71	Expenses of Solicitation

71	Other Matters

71	Proposals of Stockholders

72	Householding; Availability of Annual Report on Form 10-K and Proxy Statement

TRADEWEB	8
General Information
The enclosed proxy is solicited by the Board of Directors (the "Board") of Tradeweb Markets Inc. ("Tradeweb" or the
"Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually at 9 a.m., Eastern
Time, on Friday, May 10, 2024, at www.virtualshareholdermeeting.com/TW2024 and at any adjournment or postponement thereof. Our principal offices are located at 1177 Avenue of the Americas, New York, New York 10036. This Proxy
Statement is first being made available to our stockholders on or about March 28, 2024.
Numerical figures included in this Proxy Statement have been subject to rounding adjustments. Accordingly, numerical figures shown as totals in various tables may not be arithmetic aggregations of the figures that precede them.
FORWARD-LOOKING STATEMENTS AND REFERENCES TO WEBSITES
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact, including statements regarding our social, environmental and other sustainability plans and priorities. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including the risk factors that we identify in our SEC filings, and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. In addition, our environmental, social and governance plans and priorities are aspirational and may change. Statements regarding our plans and priorities are not guarantees or promises that they will be met, and the inclusion of information in our Corporate Sustainability Reports (as discussed below), or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings. Information contained on our website, or any website that is linked to or otherwise referenced herein, is not incorporated into, or a part of, this Proxy Statement, and any such website references throughout this Proxy Statement are provided for convenience only.
OUTSTANDING SECURITIES AND QUORUM
Only holders of record of our Class A common stock, Class B common stock, Class C common stock and Class D common stock (each such designation having par value $0.00001 per share) at the close of business on March 13, 2024 (the record date) will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 115,925,380 shares of Class
A common stock outstanding and entitled to vote, 96,933,192 shares of Class B common stock outstanding and entitled to vote, 18,000,000 shares of Class C common stock outstanding and entitled to vote and 5,077,973 shares of Class D common stock outstanding and entitled to vote. Holders of outstanding shares of Class A common stock, Class B common stock, Class
C common stock and Class D common stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law).
Each share of Class A common stock and Class C common stock entitles its holder to one vote on all matters presented to the Company’s stockholders generally. Each share of Class B common stock and Class D common stock entitles its holder to ten votes on all matters presented to the Company’s stockholders generally. The holders of Class C common stock and
Class D common stock have no economic interests in the Company (where "economic interests" means the right to receive any dividends or distributions, whether cash or stock, in connection with common stock). These attributes are summarized in the following table:

Class of Common Stock	Par Value	Votes	Economic Rights
Class A common stock	$0.00001	1	Yes
Class B common stock	$0.00001	10	Yes
Class C common stock	$0.00001	1	No
Class D common stock	$0.00001	10	No
All of the shares of our outstanding Class B common stock and Class C common stock are currently held by an indirect subsidiary (the "Refinitiv Direct Owner") of Refinitiv Parent Limited ("Refinitiv"). On January 29, 2021, the London Stock
Exchange Group plc ("LSEG") acquired the Refinitiv business. Following the consummation of such transaction, LSEG

2024 PROXY STATEMENT	9
became the controlling stockholder of Refinitiv, and Refinitiv continues to be the controlling stockholder of Tradeweb, holding approximately 89.9% of the combined voting power of our Class A common stock, Class B common stock, Class C common stock and Class D common stock as of the record date. LSEG has advised us that it intends to vote all such shares for the election of each of the nominees to the Board named herein, the ratification of the appointment of our independent registered public accounting firm, the approval, on an advisory basis, of the compensation paid to our named executive officers, and the approval of a one-year frequency for future advisory votes on the compensation of our named executive officers.
A majority of the voting power of the issued and outstanding Class A common stock, Class B common stock, Class C common stock and Class D common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (as discussed below) will be included in determining the presence of a quorum at the Annual Meeting.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are furnishing proxy materials to some of our stockholders via the Internet by mailing the Notice instead of mailing printed copies of those materials. The Notice directs stockholders to a website where they can access our proxy materials, including this Proxy Statement and our combined Annual Report to Stockholders and Annual Report on Form 10-K for the
fiscal year ended December 31, 2023 (the "2023 Annual Report") and view instructions on how to vote via the Internet or by telephone. If you received a Notice and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you elect to receive our future proxy materials electronically, you will receive access to those materials via email unless and until you elect otherwise.
PROXY VOTING
Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: "FOR ALL" of the director nominees named in this Proxy
Statement, "FOR" the ratification of the appointment of our independent registered public accounting firm, "FOR" the approval, on an advisory basis, of the compensation paid to our named executive officers, and "1 YEAR" for the frequency of future advisory votes on the compensation of our named executive officers. It is not expected that any additional matters will be brought before the Annual Meeting, but if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Equiniti Trust Company, LLC, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, by telephone or (if you have received paper copies of our proxy materials) by returning a proxy card. In these circumstances, if you do not vote by proxy or virtually at the Annual Meeting, your shares will not be voted. If you own shares in street name, meaning that your shares are held by a bank, brokerage firm or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, by telephone, or (if you have received paper copies of our proxy materials) by returning a voting instruction form received from that institution. In these circumstances, if you do not provide voting instructions, we expect that the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, but cannot vote your shares on any other matters being considered at the Annual Meeting.
We encourage you to provide voting instructions to your bank, brokerage firm or other nominee.
VOTING STANDARD
With respect to the election of directors (Proposal 1), a nominee for director will be elected to the Board by a plurality of the votes cast in respect of the shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality vote requirement means that the four director nominees with the greatest number of votes cast "FOR" such nominees are elected as directors. You may vote "FOR ALL", "WITHHOLD ALL"
or "FOR ALL EXCEPT" a director nominee. Votes that are withheld are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election. Similarly, broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of the election.
With respect to the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2), the affirmative vote of a majority of the voting power of common

General Information

10	TRADEWEB
stock present virtually or represented by proxy and entitled to vote on the matter is required to approve the matter. With respect to Proposal 2 you may vote "FOR", "AGAINST" or "ABSTAIN". For this matter, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote "AGAINST" the matter. We do not expect broker non-votes with respect to this Proposal since brokers are expected to be able to exercise their discretion to vote uninstructed shares on this Proposal.
With respect to the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3), the affirmative vote of a majority of the voting power of common stock present virtually or represented by proxy and entitled to vote on the matter is required to approve the matter. With respect to Proposal 3 you may vote "FOR", "AGAINST" or
"ABSTAIN". For this matter, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote "AGAINST" the matter. Broker non-votes, if any, will have no effect on the outcome of voting on this
Proposal.
With respect to the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (Proposal 4), your vote may be cast for "1 YEAR", "2 YEAR", "3 YEAR" frequency or "ABSTAIN". With respect to this Proposal 4, the affirmative vote of a majority of the voting power of common stock present virtually or represented by proxy and entitled to vote on the matter is required to approve the matter. For this matter, abstentions are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote "AGAINST" the matter.
Broker non-votes, if any, will have no effect on the outcome of voting on this Proposal. A vote to "ABSTAIN" will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders. Because this proposal has multiple options, it is possible that none of the options receives a majority of the affirmative vote of a majority of the voting power of common stock present virtually or represented by proxy and entitled to vote on the matter. In that case, we will consider the option selected by a plurality of the votes cast to be deemed to be the frequency preferred by the stockholders.
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals (and may elect not to vote) on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. We urge you to direct your broker, bank or other nominee regarding how to vote your shares on all proposals to ensure that your vote is counted. If you do not provide voting instructions and the broker is able to vote your shares on at least one matter and elects to vote your shares on such matter(s), it will result in a "broker non-vote" for the matters on which the broker does not vote.
Voting via the Internet or by telephone helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET
Shares Held of Record:
www.proxyvote.com
Shares Held in Street Name:
www.proxyvote.com
24 hours a day / 7 days a week
INSTRUCTIONS:
•   Read this Proxy Statement.
•   Go to the website listed above.
•   Have your Notice, proxy card or voting instruction form
in hand and follow the instructions.

VOTE BY TELEPHONE
Shares Held of Record:
800-690-6903
Shares Held in Street Name:
See Voting Instruction Form
24 hours a day / 7 days a week
INSTRUCTIONS:
•   Read this Proxy Statement.
•   Call the applicable number noted above.
•   Have your Notice, proxy card or voting instruction form
in hand and follow the instructions.

We encourage you to register to receive all future stockholder communications electronically, instead of in print.
This means that, after you register, access to the 2023 Annual Report, Proxy Statement and other correspondence will be delivered to you via email.
VOTING AND ATTENDANCE AT THE ANNUAL MEETING
To attend the Annual Meeting, vote or submit questions during the Annual Meeting or view the list of registered stockholders during the Annual Meeting, stockholders of record will be required to visit the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. Beneficial owners should review the proxy materials and their voting instruction form or Notice for how to vote in advance of, and how to participate in, the Annual
Meeting. Specifically, if you are a beneficial owner and your voting instruction form or the Notice does not indicate that you may vote the shares through the www.proxyvote.com website, you should contact your bank, broker or other nominee

General Information

2024 PROXY STATEMENT	11
(preferably at least 5 days before the Annual Meeting) and obtain a "legal proxy" (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the Annual Meeting).
We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan to virtually attend the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting as described below. Only stockholders as of the record date
(March 13, 2024) are entitled to virtually attend the Annual Meeting. Each stockholder may appoint only one proxyholder or representative to virtually attend on the stockholder’s behalf. On the day of the Annual Meeting, if you experience technical difficulties either during the check-in process or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. Stockholders may submit questions during the Annual Meeting on the
Annual Meeting website. More information regarding the question and answer process, including the number and types of questions permitted and how questions will be recognized and answered will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.
REVOCATION
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy (via the Internet or telephone or by returning a proxy card) bearing a later date or by virtually attending the Annual Meeting and voting. A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting virtually at the Annual Meeting.

General Information

12	TRADEWEB
Proposal 1: Election of Directors
Our Board currently has twelve seats, divided into three classes: Class I, Class II and Class III. Each class consists of one-third of the total number of directors:
•Our Class I directors are Troy Dixon, Scott Ganeles, Catherine Johnson and Murray Roos and their terms will expire at the 2026 Annual Meeting.
•Our Class II directors are Jacques Aigrain, Balbir Bakhshi, Paula Madoff and Thomas Pluta and their terms will expire at this Annual Meeting.
•Our Class III directors are Steven Berns, William (“Billy”) Hult, Lisa Opoku and Rana Yared and their terms will expire at the 2025 Annual Meeting.
The Board proposes that each of Jacques Aigrain, Balbir Bakhshi, Paula Madoff and Thomas Pluta be elected as Class
II directors for new terms of three years each. Each nominee for director will, if elected, continue in office until the 2027
Annual Meeting and until the director’s successor has been duly elected and qualified or until the earlier of the director’s death, resignation, retirement, disqualification or removal. The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be cast against any of the nominees. Under SEC rules, proxies cannot be voted for a greater number of persons than the number of nominees named. Accordingly, proxies cannot be voted for greater than the four Class II seats open for election.
Each nominee has consented to be named as a nominee in this Proxy Statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the
Board chooses to reduce the number of directors serving on the Board.
All of our current directors and director nominees were designated to serve on the Board by Refinitiv, our controlling stockholder, pursuant to Refinitiv’s director designation right as set forth in Section 2.1 of the Stockholders Agreement (as defined below) and the Board believes all of the nominees are qualified to serve on the Board and that their election is in the best interests of our stockholders. See "Certain Relationships and Related Person Transactions—Related Person Transactions
Entered Into in Connection With the IPO—Stockholders Agreement" for additional information. Once designated by
Refinitiv, the Nominating and Corporate Governance Committee evaluates the director nominee pursuant to our Director
Qualification Standards set forth in our Corporate Governance Guidelines and then recommends the director nominee for approval by the full Board. Please see "Corporate Governance — Director Nominations and Diversity" for further information.
The Board of Directors recommends a vote "FOR ALL" of the director nominees.
BIOGRAPHICAL AND RELATED INFORMATION OF DIRECTOR NOMINEES AND CONTINUING
DIRECTORS
The principal occupations and certain other information about our director nominees and our continuing directors
(including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below. The age shown below for each director is as of May 10, 2024, which is the date of the Annual Meeting.
NOMINEES FOR DIRECTOR WHOSE TERMS WOULD EXPIRE AT THE 2027 ANNUAL MEETING
The Board has nominated four Class II director nominees to be elected at the Annual Meeting to serve for three-year terms ending with the 2027 Annual Meeting of Stockholders and until a successor is duly elected and qualified or until the earlier of the director’s death, resignation, or removal. Each nominee has agreed to serve if elected and is currently a director of the Company.

2024 PROXY STATEMENT	13
As mentioned above:

Jacques Aigrain | Independent
Age: 69	Director Since: August 2022

Tradeweb Committees: Compensation Committee (Chair), Nominating and Corporate Governance Committee	Other current public company boards: Clearwater Analytics, LyondellBasell Industries N.V.

Key Experience and Qualifications:
•Significant investment, financial and leadership expertise
Mr. Aigrain has served as Chairperson of the Board since July 2023 and Chair of the Compensation Committee since August
2022. Mr. Aigrain served as an advisor at Warburg Pincus LLC, a global private equity firm, from 2014 to December 2020. He previously spent nine years at Swiss Re, where he served as CEO from 2006 to 2009. Prior to Swiss Re, he spent 20 years in global leadership roles at JP Morgan Chase & Co. in New York, London and Paris. Mr. Aigrain currently serves as chairman of the board of LyondellBasell Industries N.V. and a director of Clearwater Analytics. He previously held board positions at WPP plc, LSEG, LCH Clearnet Group Ltd, Lufthansa AG, Resolution Ltd, Swiss International Airlines AG and the Qatar Financial
Authority. He holds a doctorate in economics from Université Paris-Sorbonne and a master’s in economics from Université
Paris Dauphine – PSL.
Mr. Aigrain is qualified to serve on our Board due to his wide-ranging experience in global financial services, both as an executive and a board member.

Balbir Bakhshi
Age: 54	Director Since: July 2021

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Extensive background in leadership, operations and risk management
Mr. Bakhshi has served as the Chief Risk Officer and as a member of the Executive Committee of LSEG, a United Kingdom-
based financial infrastructure company and our indirect controlling stockholder, since January 2021. Prior to joining LSEG, Mr.
Bakhshi was Group Head of Non-Financial Risk Management at Deutsche Bank, a multinational investment bank and financial services company, from January 2017 to December 2020 and served on the Supervisory Board of Deutsche Bank
Luxembourg S.A. as the Chair of its Risk Committee. Prior to this, Mr. Bakhshi was Global Head of Operational Risk
Management at Credit Suisse and previously held a variety of senior roles at Credit Suisse including UK Investment Banking
Chief Risk Officer and Head of Market Risk. Mr. Bakhshi is also a board member of London Clearing House Limited. Mr.
Bakhshi received a B.A. from the University of Westminster and an MSc from Brunel University.
Mr. Bakhshi is qualified to serve on our Board due to his deep knowledge of risk management.

Proposal 1: Election of Directors

14	TRADEWEB

Paula Madoff | Independent
Age: 56	Director Since: March 2019

Tradeweb Committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee (Chair)	Other current public company boards: Great-West Lifeco Inc., KKR Real Estate Finance Trust Inc., Power Corporation of Canada

Key Experience and Qualifications:
•Deep bench of knowledge and experience leading Goldman Sachs’ interest rate products and mortgages businesses
•Significant service on boards and board committees
Ms. Madoff has served as Tradeweb’s Lead Independent Director since February 2022 and Chair of the Nominating and
Corporate Governance Committee since May 2023. Ms. Madoff is an Advisor to The Goldman Sachs Group (“Goldman”), a
multinational investment bank and financial services company. She has worked at Goldman for 30 years in a variety of leadership roles and was most recently a Partner leading the Interest Rate Products and Mortgages businesses until her retirement from that role in August 2017. Before joining Goldman, Ms. Madoff worked in Mergers and Acquisitions at
Wasserstein Perella & Co. and in Corporate Finance at Bankers Trust. Ms. Madoff serves as a non-executive director on the boards of Great-West Lifeco Inc., KKR Real Estate Finance Trust Inc., Power Corporation of Canada, Santander Holdings
USA Inc. and Santander Bank N.A., and Beacon. She previously served on the board of ICE Benchmark Administration, where she was also Chair of the ICE LIBOR Oversight Committee, assisting the global financial market transition to new reference rates, and Motive Capital Corp I and II.
Ms. Madoff is a David Rockefeller Fellow, an Executive Committee member and Vice President of the Harvard Business
School Alumni Board and a member of the Harvard Kennedy School Women and Public Policy Women’s Leadership Board.
Ms. Madoff received a B.A. degree in Economics, cum laude, from Lafayette College and an M.B.A. from Harvard Business
School.
Ms. Madoff is qualified to serve on our Board due to her extensive experience in the financial services industry, as well as her significant experience in board service.

Thomas Pluta
Age: 57	Director Since: March 2019

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Significant trading and management experience and deep knowledge of our industry
•Operational expertise in our business that he has developed as our President
Mr. Pluta has served as our President since January 2023 and served as our President-elect from October 2022 to December
2022. Prior to the series of reorganization transactions that were completed on April 4, 2019 in connection with the
Company’s initial public offering, which closed on April 8, 2019 (the "IPO"), whereby Tradeweb Markets LLC ("TWM LLC")
became the principal operating subsidiary of the Company (the “Reorganization Transactions”), Mr. Pluta served on the former board of managers of TWM LLC beginning in December 2017. Mr. Pluta served as Global Head of the Linear Rates
Trading business at J.P. Morgan, a multinational financial services company, from July 2019 to October 2022. Prior to that, Mr.
Pluta was Co-Head of Global Rates Trading from April 2015 to July 2019 and Global Head of Short Term Interest Rate
Trading from January 2014 to April 2015 at J.P. Morgan. In addition to his 26-year career at J.P. Morgan managing trading teams across the Global Rates, Emerging Markets and Foreign Exchange businesses, Mr. Pluta served as the Corporate and
Investment Bank lead for the firm-wide LIBOR Transition Program. He received a B.A. in Economics from Yale University and an M.B.A. in General Management from the Harvard Business School.
Mr. Pluta is qualified to serve on our Board due to his extensive experience in our industry and deep knowledge of our business that he has developed in his role as President.

Proposal 1: Election of Directors

2024 PROXY STATEMENT	15
DIRECTORS WHOSE TERMS EXPIRE AT THE 2025 ANNUAL MEETING

Steven Berns | Independent
Age: 59	Director Since: April 2020

Tradeweb Committees: Audit Committee (Chair)	Other current public company boards: None

Key Experience and Qualifications:
•Extensive financial knowledge and expertise
Mr. Berns served as the Chief Operating Officer and Chief Financial Officer of TripleLift, an advertising technology company, from May 2020 to December 2022, and previously served as Chief Financial Officer of GTT Communications, Inc., a
multinational telecommunications and internet service provider ("GTT Communications"), from April 2020 to December 2020.
GTT Communications filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in October 2021,
approximately 10 months after Mr. Berns resigned. Prior to GTT Communications, Mr. Berns served as Chief Financial Officer of Shutterstock, Inc. ("Shutterstock"), a provider of stock photography, stock footage, stock music and editing tools, from
September 2015 to June 2019 and as Chief Operating Officer and Co-Chief Operating Officer of Shutterstock from March
2017 to March 2019 and March 2019 to June 2019, respectively. Prior to joining Shutterstock, Mr. Berns served as Executive
Vice President and Chief Financial Officer of Tribune Media Company from 2013 to 2015, and Executive Vice President and
Chief Financial Officer of Revlon, Inc. ("Revlon") from 2009 to 2013. Prior to that, Mr. Berns served as the Chief Financial
Officer of TWM LLC, the Company’s predecessor, and President, Chief Financial Officer and Director of MDC Partners, Inc.
He previously held several senior financial positions at the Interpublic Group of Companies, Inc. and Revlon. Mr. Berns has
previously served as a board member of Forum Merger Corp., Forum Merger II Corp., Forum Merger III Corp., Forum Merger
IV Corp., LivePerson, Inc. and Shutterstock. Mr. Berns received a B.S. in Business and Economics from Lehigh University and an Executive MBA in Finance from New York University, Stern School of Business.
Mr. Berns is qualified to serve on our Board due to his extensive experience holding key executive roles at many public companies, as well as his deep financial knowledge.

Billy Hult
Age: 54	Director Since: March 2019

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Deep leadership, management and industry experience
•Operational expertise in our business that he has developed during his tenure at Tradeweb
Mr. Hult has served as our Chief Executive Officer since January 2023. He served as CEO-elect from February 2022 to
December 2022 and as President since our formation until February 2022. Mr. Hult has served as TWM LLC’s President since September 2008 and, prior to the Reorganization Transactions, served on the former board of managers of TWM LLC beginning in September 2008. Mr. Hult has played a pivotal role in Tradeweb’s evolution as a leading global operator of electronic marketplaces for rates, credit, equities and money markets. He has led the development of numerous innovations connecting liquidity providers and investors across retail, wholesale and institutional markets. Mr. Hult joined Tradeweb in July
2000 as a product manager and led the creation of its to-be-announced mortgage trading marketplace. In 2005, Mr. Hult went on to serve as the head of U.S. products overseeing the firm’s expansion into new asset classes and, in 2009, oversaw the launch of Dealerweb, its first electronic trading platform for wholesale market participants. Mr. Hult has also been instrumental in numerous acquisitions by Tradeweb, including Hilliard Farber in 2008, Rafferty Capital Markets in 2011, J.J. Kenny Drake in
2011, Nasdaq’s former eSpeed platform for electronic bond trading in 2021, Yieldbroker in 2023 and r8fin in 2024. Prior to
joining Tradeweb, Mr. Hult held a variety of trading positions at Société Générale from 1997 to 2000. He received a B.A. from
Denison University.
Mr. Hult is qualified to serve on our Board due to his extensive experience in our industry and deep knowledge of our business that he has developed in his over 20 year tenure at Tradeweb.

Proposal 1: Election of Directors

16	TRADEWEB

Lisa Opoku | Independent
Age: 52	Director Since: March 2024

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Extensive business experience across a range of financial markets and geographies and deep knowledge of the financial services industry
Ms. Opoku was employed at Goldman Sachs, a multinational investment bank and financial services company, for 20 years, serving as Global Head of The Goldman Sachs Partner Family Office in the Asset and Wealth Management Division from
February 2022 to October 2023, the Chief Operating Officer of the Engineering Division from May 2015 to February 2022, the
Chief Operating Officer of the Asia Pacific Securities Division from June 2009 to May 2015 and the Chief Operating Officer of
FICC Bank Loan Trading and Syndications Division from February 2003 to June 2009. She was named a Partner in 2012.
Prior to joining Goldman Sachs in 2003, Ms. Opoku was elected a partner at Richards Spears Kibbe & Orbe LLP. Ms. Opoku currently serves on the board of directors of The University of Minnesota. She received a Bachelor of Arts degree, summa cum laude, from the University of Minnesota and a Juris Doctor from Harvard Law School.
Ms. Opoku is qualified to serve on our Board due to her extensive experience across a range of financial markets and geographies and deep knowledge of the financial services industry.

Rana Yared | Independent
Age: 40	Director Since: August 2022

Tradeweb Committees: Audit Committee	Other current public company boards: None

Key Experience and Qualifications:
•Extensive financial and investment experience
•Former member of the board of managers of TWM LLC
Ms. Yared has served as a General Partner at Balderton Capital, a leading venture capital investor focused on European founders with global ambitions from seed to exit, since August 2020. Prior to the Reorganization Transactions, Ms. Yared
served on the former board of managers of TWM LLC from 2014 to 2019. Ms. Yared previously served as a Partner in the
Principal Strategic Investments Group and later in GS Growth at Goldman Sachs, a multinational investment bank and financial services company, from 2006 to August 2020. Ms. Yared currently holds board positions at Wabash College, Ramp and Coro.net. She formerly served on the Penn Fund Board and the boards of NAV, Vestwell and SwapClear. She holds a
Bachelor of Science from the Wharton School and a Bachelor of Arts in International Relations, both from the University of
Pennsylvania, as well as a Master of Science from the London School of Economics.
Ms. Yared is qualified to serve on our Board due to her knowledge of our business, having previously worked with the executive management team as a Board member for five years, and because of her exceptional experience helping companies to scale.

Proposal 1: Election of Directors

2024 PROXY STATEMENT	17
DIRECTORS WHOSE TERMS EXPIRE AT THE 2026 ANNUAL MEETING

Troy Dixon | Independent
Age: 52	Director Since: March 2023

Tradeweb Committees: Nominating and Corporate Governance Committee	Other current public company boards: None

Key Experience and Qualifications:
•Extensive business and management experience and thorough knowledge of our industry
Mr. Dixon is the Founder and Chief Investment Officer of Hollis Park Partners LP, an alternative asset manager that specializes in structured products, a position he has held since 2013. Mr. Dixon has nearly 30 years of industry experience, including leading residential mortgage-backed securities trading at Deutsche Bank from 2006 to 2013 and UBS Inc. from
2002 to 2006. Mr. Dixon serves as an independent board member and head of the Audit Committee of Lafayette Square
Business Development Corporation. He also serves on the boards of Boys Hope Girls Hope and New Height Youth Inc. He received a Bachelor of Arts degree from College of the Holy Cross.
Mr. Dixon is qualified to serve on our Board due to his deep knowledge of the trading industry.

Scott Ganeles | Independent
Age: 59	Director Since: March 2019

Tradeweb Committees: Audit Committee, Compensation Committee	Other current public company boards: None

Key Experience and Qualifications:
•Extensive business and management experience and thorough knowledge of our industry
Mr. Ganeles has served as a Senior Partner of WestCap Group, LLC, a growth equity firm that invests in growth-stage technology businesses in the financial technology, real estate technology and healthcare technology industries, as well as asset-light marketplace platforms, since April 2019. Prior to that, Mr. Ganeles was the Chief Executive Officer of i-Deal from
December 2000 until it merged with Hemscott in 2006 to form Ipreo Holdings LLC ("Ipreo"). Mr. Ganeles became Chief
Executive Officer of Ipreo after the merger and continued as Chief Executive Officer until August 2018. Prior to Ipreo, Mr.
Ganeles was President and Co-Founder of the Carson Group from June 1990 to September 2000. Mr. Ganeles received a
B.A. in Political Science from Brown University.
Mr. Ganeles is qualified to serve on our Board due to his extensive management, M&A and industry experience.

Proposal 1: Election of Directors

18	TRADEWEB

Catherine Johnson
Age: 55	Director Since: May 2023

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Extensive international business, financial services, mergers and acquisitions and legal experience
Ms. Johnson has served as the Group General Counsel of LSEG, a United Kingdom-based financial infrastructure company and our indirect controlling stockholder, since 2015. Ms. Johnson manages an international team of lawyers and compliance professionals and advises the LSEG board and other senior executives of LSEG on all aspects of the LSEG business. Prior to serving as Group General Counsel, Ms. Johnson held positions of increasing responsibility at LSEG beginning in 1996.
She is a member of LSEG’s Executive Committee and the Chair of FTSE International Limited, an FCA regulated entity in the
United Kingdom. Ms. Johnson holds a law and economics degree from Kings College, Cambridge, and qualified at Herbert
Smith in 1993 in its corporate division.
Ms. Johnson is qualified to serve on our Board due to her deep legal, regulatory and corporate governance experience.

Murray Roos
Age: 48	Director Since: March 2021

Tradeweb Committees: None	Other current public company boards: None

Key Experience and Qualifications:
•Global leadership experience across sales, trading and origination
Mr. Roos has served as Group Director, Capital Markets and as a member of the Executive Committee of LSEG, a United
Kingdom-based financial infrastructure company and our indirect controlling stockholder, since April 2020. Prior to joining
LSEG, Mr. Roos held several senior positions at Citigroup, a multinational investment bank and financial services corporation, from April 2015 to March 2020, including Global Co-Head of Equities, and previously led Citigroup’s Multi-Asset Structuring
Group. Prior to that, Mr. Roos held various management and trading positions at Deutsche Bank and was previously a trader at UBS. Mr. Roos received a BSc from the University of Cape Town.
Mr. Roos is qualified to serve on our Board due to his deep experience in our industry.

Proposal 1: Election of Directors

2024 PROXY STATEMENT	19
Corporate Governance
CONTROLLED COMPANY EXEMPTION AND DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that each of Mr. Aigrain, Mr. Berns, Mr. Dixon, Mr. Ganeles, Ms. Madoff, Ms.
Opoku and Ms. Yared is independent under the rules of the Nasdaq Global Select Market (“Nasdaq”) and SEC, including, with respect to members of each of the Audit Committee and Compensation Committee, those applicable to such committee service.
In making its independence determinations with respect to our directors, the Board considered that Mr. Dixon is the founder, managing partner and Chief Investment Officer of Hollis Park Partners, LP, a client of the Company, that had paid de minimis fees to the Company for ordinary course services from the Company during fiscal 2023 on terms that are substantially equivalent to those prevailing at the time for comparable transactions with other similarly situated customers.
The transaction did not exceed 1% of the Company’s gross consolidated revenues or that of Hollis Park Partners, LP. Based on this review, the Board concluded that this transaction does not interfere with the ability of Mr. Dixon to exercise independent judgment in carrying out his Board responsibilities.
The Refinitiv Direct Owner and an indirect subsidiary of Refinitiv that, prior to the Reorganization Transactions, owned membership interests of TWM LLC and that continues to own common membership interests of TWM LLC ("LLC
Interests") after the completion of the IPO and Reorganization Transactions (the "Refinitiv LLC Owner," and together with the Refinitiv Direct Owner, the "Refinitiv Owners"), who are parties to the Stockholders Agreement, hold Class B common stock, Class C common stock and Class D common stock collectively representing a majority of the combined voting power of our total outstanding common stock. As a result, we are a "controlled company" within the meaning of the corporate governance standards of Nasdaq. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirement that a majority of its board consist of independent directors, the requirement that director nominations be made, or recommended to the full board, by its independent directors or by a nominations committee that is composed entirely of independent directors and the requirement that the compensation committee be composed entirely of independent directors.
We currently do not rely on the exemptions available to us as a controlled company. Currently, our Board consists of a majority of independent directors and all of our Board committees are comprised entirely of independent directors with independent Chairs. If at any time we do elect to rely on the exemptions and then subsequently cease to be a controlled company, we will take all action necessary to comply with applicable SEC rules and regulations and Nasdaq rules, subject to permitted “phase-in” periods under the Nasdaq rules.
KEY GOVERNANCE PRACTICES
•Majority independent Board.
•Independent Board Chairperson.
•Strong Lead Independent Director role.
•Fully independent Board committees with independent Chairs.
•Regular executive sessions where independent directors meet without management present.
•Annual Board and Committee evaluation process.
•Director overboarding policy.
•Inclusion and interview of gender and ethnically diverse candidates in any pool of candidates from which board of director nominees are chosen and Board Diversity Policy.
•Annual disclosure of consolidated EEO-1 report in our Corporate Sustainability Report.
•Robust whistleblowing procedures and strict non-retaliation policy.
•Board oversight of environmental, social and governance ("ESG") initiatives and key risk matters.
•No stockholder rights plan.
•Active stockholder engagement.
•Proactive Board and Committee refreshment with focus on the optimal mix of skills, experience and backgrounds.
BOARD LEADERSHIP
The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board’s responsibility is one of oversight, and in performing its oversight role, the

20	TRADEWEB
Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with its stockholders.
Our Corporate Governance Guidelines provide that the Board selects its chairperson ("Chairperson") and the
Company’s Chief Executive Officer in the manner it considers to be in the best interests of the Company. Therefore, the
Board does not have a policy on whether the roles of Chairperson and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairperson should be selected from the independent directors.
Lee Olesky, our former Chief Executive Officer, served as Chairperson until his retirement from the Board in June
2023. Effective as of July 2023, Jacques Aigrain was elected by the Board as independent Chairperson to succeed Mr. Olesky.
Ms. Madoff has served as our Lead Independent Director since February 2022. The Board currently believes that separating the roles of the Chairperson and the Chief Executive Officer is in the best interests of the Company and its stockholders and represents the most effective leadership structure for the Company. The Board believes that strong independent leadership is essential for the Board to effectively perform its functions and to help promote independent oversight of management.
Our Corporate Governance Guidelines provide that the Chairperson presides over executive session and, in consultation with management, sets the agenda for Board meetings, among other duties. Our Corporate Governance Guidelines also provide that the Board may elect one of the independent directors as the lead independent director, who has clearly defined responsibilities that include presiding at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent and non-management (if different) directors; collaborating with the Chief Executive Officer and the Chairperson regarding the information sent to the Board; coordinating with the Chairperson and the Chief Executive
Officer regarding the agenda and schedule for the meetings of the Board to provide that there is sufficient time for discussion of all agenda items; serving as liaison between the Chief Executive Officer and the Chairperson and the independent directors;
being available for consultation and communication with major stockholders upon request; and having the authority to call executive sessions of the independent directors.
The Board and the Nominating and Corporate Governance Committee periodically review the Board’s leadership structure and its appropriateness given the needs of the Board and the Company at such time.
STOCKHOLDER ENGAGEMENT
Effective corporate governance includes regular, constructive conversations with our stockholders to proactively seek stockholder insights and to answer stockholder inquiries. We maintain an active dialogue with stockholders and we thoughtfully consider a diversity of perspectives on issues including strategy, business performance, risk, corporate governance, culture and workplace topics, compensation practices and a broad range of ESG issues.
For instance, in 2021, as a newly public company, the Board recommended, and the stockholders approved, a triennial say-on-pay vote frequency. At the time, the Board determined that a triennial say-on-pay vote would provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in connection with our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. Since then, we have engaged with our investors and other stakeholders and received feedback regarding our compensation and governance practices. Although we are not required to hold an advisory vote on say-on-pay frequency vote until our 2027 annual meeting, we have considered the feedback received from our stakeholders, as well as the maturation in the Company's compensation and governance programs. Based on this, in March 2024, the
Compensation Committee recommended, and the full Board approved, an annual, rather than triennial, say-on-pay vote on executive compensation matters, for approval by the Company's stockholders at the 2024 Annual Meeting. The Compensation
Committee and the Board believe that an annual say-on-pay vote provides the Company with more direct and immediate feedback on its compensation philosophy, policies and practices and related disclosures. Holding these votes annually is also consistent with our practice of regularly engaging with stockholders on corporate governance and executive compensation matters.
In addition, we have received feedback regarding the structure of our executive compensation program, including regarding the performance metrics and periods for our short-term and long-term incentive programs, as well as the mix in compensation between cash and equity for our executive officers. After considering this feedback in the context of our key compensation principles, beginning in 2023 and continuing in 2024, we have made significant changes to our executive compensation program, as detailed more fully in "Compensation Discussion and Analysis" included below, and, in particular
"Compensation Discussion and Analysis—Fiscal 2024 Compensation Decisions".
To communicate broadly with our stockholders, we also seek to transparently share ESG information relevant to our stockholders through our Investor Relations website, our Annual Report, this Proxy Statement, our Corporate Sustainability
Report and our Task Force on Climate-Related Financial Disclosures Report. In addition, in fiscal year 2023, we engaged with a cross-section of unaffiliated stockholders owning over 70% of our Class A common stock (excluding index firms).
Following such engagements, our Investor Relations team regularly provides a summary of all relevant feedback to our
Board.

Corporate Governance

2024 PROXY STATEMENT	21
COMMUNICATIONS WITH DIRECTORS
Stockholders and other interested parties may communicate with the Board by writing to the General Counsel,
Tradeweb Markets Inc., 1177 Avenue of the Americas, New York, New York 10036. Written communications may be addressed to the Chairperson of the Board, the Lead Independent Director, the chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group. The
General Counsel will forward such communications to the appropriate party, subject to the next sentence. Each communication will be reviewed to determine whether it is appropriate for presentation to our Board or the applicable director(s). The purpose of this screening is to allow our Board (or the applicable individual director(s)) to avoid having to consider irrelevant or inappropriate communications, such as advertisements, solicitations, product inquiries or any offensive or otherwise inappropriate materials.
DIRECTOR NOMINATIONS AND DIVERSITY
The Nominating and Corporate Governance Committee identifies individuals believed to be qualified as candidates to serve on the Board and recommends that the Board select the nominees for all directorships to be filled by the Board or by our stockholders at an annual or special meeting (subject to the terms of the Stockholders Agreement, as applicable). In identifying candidates for membership on the Board, the Committee takes into account all factors it considers appropriate, which may include (a) individual qualifications, including strength of character, mature judgment, familiarity with the
Company’s business and industry, independence of thought and an ability to work collegially, (b) the Board Diversity Policy, discussed in the paragraph below and (c) all other factors that the Committee considers appropriate, which may include existing commitments to other businesses (including our overboarding policy), potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. Our Corporate
Governance Guidelines require that no director will serve on the boards of more than five public companies (including our
Board) without specific approval from the Board. In addition, directors who also serve as executive officers or in equivalent positions generally are not permitted to serve on boards of more than two public companies. The Committee also may consider the extent to which the candidate would fill a present need on the Board. When evaluating whether to renominate existing directors, the Committee considers matters relating to the retirement of current directors and performance during the prior year.
The Company recognizes and embraces the benefits of having a diverse Board to enhance the quality of its performance. With a view to achieving sustainable and balanced development, the Company sees diversity at the Board level as an essential element in supporting the attainment of its strategic objectives and its sustainable development. In designing the Board’s composition, and in accordance with applicable equal opportunity laws, Board diversity is considered among a number of aspects, including but not limited to gender, age, race, ethnicity, nationality, cultural and educational background, professional experience, skills, knowledge and length of service. As part of the search process for each new director, women and minority candidates are included in the pool from which Board nominees are chosen and at least one woman and one minority candidate are interviewed as part of the director search process. The ultimate decision on all Board nominations is based on merit and contribution that the selected candidates will bring to the Board, having due regard for the benefits of diversity on the Board. The Nominating and Corporate Governance Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria approved by our Board and recommends the Company’s candidates to our Board for election by the Company’s stockholders at the applicable annual meeting. The Nominating and Corporate
Governance Committee also assesses the qualifications and characteristics of our directors as part of our Board’s annual self-
evaluation process.
The Nominating and Corporate Governance Committee evaluates director candidates recommended by stockholders on a substantially similar basis as it considers other nominees. Any recommendation submitted to the Secretary should be in writing, should include any supporting material the stockholder considers appropriate in support of that recommendation and must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and the written consent of the candidate to be named in a proxy statement for the relevant annual meeting to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Tradeweb Markets Inc., 1177
Avenue of the Americas, New York, New York 10036. The recommendation should contain all of the information regarding the nominee required under the "advance notice" provisions of our Amended Restated Bylaws (the "Bylaws") (which can be provided free of charge upon request by writing to our Secretary at the address listed above). All recommendations for nomination received by the Secretary that satisfy the requirements of our Bylaws relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Please see the section titled

22	TRADEWEB
"Proposals of Stockholders" for information regarding the advance notice provisions applicable to stockholder director nominations set forth in our Bylaws.
In addition, pursuant to the Stockholders Agreement, the Refinitiv Owners have the right to designate nominees to our
Board subject to the maintenance of certain ownership requirements in us. See "Certain Relationships and Related Person
Transactions—Related Person Transactions Entered Into in Connection With the IPO—Stockholders Agreement" for
additional information. Following designation, the Nominating and Corporate Governance Committee evaluates the director nominee pursuant to the standards set forth above, and then recommends the director nominee for approval by the full Board.
BOARD QUALIFICATIONS AND DIVERSITY MATRIX
The following charts show how certain skills, experience, characteristics and other criteria, including diversity of backgrounds and diversity with respect to gender and demographics, are currently represented on our Board. The chart summarizing skills is not intended to be an exhaustive list for each director, but instead intentionally focuses on the primary skill sets each director contributes. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well-positioned to provide effective oversight and strategic advice to our management team.
We believe our Board possesses the following skills:
•Capital Markets/Fixed Income—Representation from Board members with deep capital markets industry knowledge, particularly in fixed income, is critical to our success. Practical and operational experience in our markets and an understanding of the current market landscape provide skills necessary to guide accelerated growth as we identify opportunities for future innovation.
•Financial Expertise—A comprehensive knowledge of financial metrics, accounting and public reporting is essential for proper oversight of our performance and future planning.
•Electronic Trading—Experience working in existing, new or emerging technology is a critical perspective to have on the Board of a financial markets technology company, providing practical guidance and understanding of what is core to our business as an electronic trading operator.
•Global Leadership/Human Capital—Experience leading a global team or business provides perspective necessary to guide our business as we operate across multiple countries and jurisdictions. Having members with global operational experience and strategic oversight of a business also provides valuable perspective for holistic corporate strategy, as well as deep knowledge of human capital management and perspective on building strong teams and retaining top talent.
•Corporate Governance—Current or prior experience on private and public company boards brings experience and insight into best practices that will help to shape our practices.
•Legal & Regulatory—Experience with legal requirements and regulatory compliance permits the Board to exercise oversight of the regulatory aspects of our business, as we operate in multiple jurisdictions and sometimes through regulated legal entities. This perspective allows for critical assessment of risks across our global business.
•Risk Management/Information Technology and Systems—As a company at the intersection of financial markets and technology, it is critical to have experience and skills in risk management on our Board to help navigate a complex and evolving technology landscape, as well as to effectively identify and prioritize risks to our operations, including oversight of policies, procedures and practices that comprehensively plan for and mitigate against these risks.
Knowledge of and experience in information technology and systems, including cybersecurity practices, is also essential for our Board given a need for heightened awareness, planning and defenses against evolving information security threats.
•Mergers & Acquisitions—Growth by acquisition is a strategy that continues to shape the evolution of the Company and experience in transactions and expansion through M&A is a valuable expertise to have on our Board.

Corporate Governance

2024 PROXY STATEMENT	23

	Jacques Aigrain	Balbir Bakhshi	Steven Berns	Troy Dixon	Scott Ganeles	Billy Hult	Catherine Johnson	Paula B. Madoff	Lisa Opoku	Thomas Pluta	Murray Roos	Rana Yared
Knowledge, Skills and Experience
Capital Markets/ Fixed Income	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial Expertise	✓		✓	✓	✓	✓		✓		✓	✓	✓
Electronic Trading			✓	✓	✓	✓		✓	✓	✓	✓	✓
Global Leadership/ Human Capital	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance	✓	✓	✓		✓	✓	✓	✓				✓
Legal & Regulatory		✓					✓	✓	✓	✓
Risk Management/ Information Technology & Systems		✓	✓	✓	✓	✓		✓	✓	✓		✓
Mergers & Acquisitions	✓	✓	✓		✓	✓	✓	✓			✓	✓

Demographics
RACE/ETHNICITY
African American/ Black				✓					✓
Asian/ Pacific Islander		✓
White/Caucasian	✓		✓		✓	✓	✓	✓		✓	✓
Does Not Self- Identify												✓
GENDER
Male	✓	✓	✓	✓	✓	✓				✓	✓
Female							✓	✓	✓			✓
Board Diversity Matrix (As of March 28, 2024)

	Total Number of Directors: 12
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	8	—	—
Part II: Demographic Background
African American or Black	1	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	1	—	—	—

24	TRADEWEB
RISK OVERSIGHT
The Board exercises direct oversight of the strategic risks to the Company. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures, and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, corporate governance and ESG risks.
Our Board and our Audit Committee each receive periodic reports from our Chief Information Security Officer and
Chief Risk Officer to assess key cybersecurity risks for the Company and the measures implemented to mitigate them, as well as updates regarding changes to our cybersecurity risk profile or newly identified significant risks. In addition, the Audit
Committee reports to the Board on these matters at each regularly scheduled Board meeting. The Board and Audit Committee provide feedback and recommendations accordingly. Please see Item 1C "Cybersecurity" of our 2023 Annual Report for
further detail regarding oversight of cybersecurity risks.
CORPORATE GOVERNANCE DOCUMENTS
Please visit our Investor Relations website at https://investors.tradeweb.com/corporate-governance/documents-charters,
“Documents and Charters”, for additional information regarding our corporate governance, including:
•Our Bylaws;
•Our Amended and Restated Certificate of Incorporation;
•Our Code of Business Conduct and Ethics, as amended;
•The charters approved by the Board for the Audit Committee, the Compensation Committee and the Nominating and
Corporate Governance Committee, each as amended; and
•Our Corporate Governance Guidelines, as amended.
BOARD MEETINGS AND COMMITTEES
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2023, there were 9 meetings of the Board. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which they were a director) and the total number of meetings held by all committees on which he or she served (during the periods that they served) during 2023. In addition, directors are expected to make every effort to virtually attend any meetings of stockholders and all of our incumbent directors attended our 2023 Annual Meeting.
The Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate
Governance Committee (collectively, the "Committees"), each of which hold meetings and act by unanimous written consent whenever circumstances require. The Committees keep the Board informed of their actions and provide assistance to the
Board in fulfilling its oversight responsibility to stockholders. The table below provides current membership information, as well as meeting information for the last fiscal year.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jacques Aigrain		Chair	✓
Balbir Bakhshi
Steven Berns	Chair
Troy Dixon			✓
Scott Ganeles	✓	✓
Billy Hult
Catherine Johnson
Paula Madoff	✓	✓	Chair
Lisa Opoku
Thomas Pluta
Murray Roos
Rana Yared	✓
Total Meetings in 2023	8	4	4

Corporate Governance

2024 PROXY STATEMENT	25
The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.
AUDIT COMMITTEE
The current members of the Audit Committee are Mr. Berns, as Chairperson, Mr. Ganeles, Ms. Madoff and Ms. Yared.
The Audit Committee is responsible for, among other things:
•overseeing the quality and integrity of the Company’s financial statements, including oversight of the Company’s accounting and financial reporting processes and financial statement audits;
•overseeing the Company’s compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;
•overseeing the independent registered public accounting firm’s qualifications, performance and independence;
•overseeing the performance of the Company’s internal audit function;
•preparing the audit committee report required by the SEC to be included in the Company’s annual proxy statement;
and
•overseeing and reviewing the Company’s external reporting regarding climate change-related risks and other related disclosures and discussing with management related controls and procedures.
Mr. Berns qualifies as our "audit committee financial expert" within the meaning of regulations adopted by the SEC and each Audit Committee member meets Nasdaq’s financial sophistication requirements. Our Board has also determined that each of Mr. Berns, Mr. Ganeles, Ms. Madoff and Ms. Yared is "independent" as defined under Nasdaq rules and Rule 10A-3 under the Exchange Act and rules and regulations promulgated thereunder.
The Audit Committee recommends the annual appointment and reviews the independence of auditors, reviews the scope of audit and non-audit assignments and related fees, the results of the annual audit, accounting principles used in financial reporting, internal auditing procedures, the adequacy of our internal control procedures, related person and party transactions and investigations into matters related to audit functions. The Audit Committee is also responsible for evaluating the Company’s technology, data privacy and cybersecurity programs.
COMPENSATION COMMITTEE
The current members of the Compensation Committee are Mr. Aigrain, as Chairperson, Mr. Ganeles and Ms. Madoff.
The principal responsibilities of the Compensation Committee are to review and approve matters involving executive and director compensation, recommend changes in employee benefit programs, authorize equity and other incentive arrangements and authorize entry into employment and other employee-related agreements. The Compensation Committee is responsible for, among other things:
•establishing and reviewing the overall compensation philosophy of the Company;
•reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s and other executive officers’ compensation, including annual performance objectives, if any;
•evaluating the performance of the Chief Executive Officer and determining and approving, or recommending to the
Board, the annual salary, bonus, equity-based incentives and other benefits, direct and indirect, of the Chief
Executive Officer;
•reviewing and approving, or recommending to the Board, the annual salary, bonus, equity and equity-based incentives and other benefits, direct and indirect, of the executive officers other than the Chief Executive Officer, subject in certain instances to adjustment by the Chief Executive Officer;
•with respect to executive compensation programs: (i) reviewing and approving, or recommending to the full Board, new or modified executive compensation programs; (ii) reviewing on a periodic basis the operations of the
Company’s executive compensation programs to determine whether they are effective in achieving their intended purpose(s); (iii) establishing and periodically reviewing policies for the administration of executive compensation

26	TRADEWEB
programs; and (iv) taking steps to modify any executive compensation program to enhance the alignment of payments and benefits with executive and corporate performance and the Company’s business strategy;
•reviewing and recommending to the Board the form and amount of director compensation, in accordance with the
Company’s Non-Employee Director Compensation Policy, as well as making recommendations regarding directors’
and officers’ indemnification and insurance matters;
•reviewing and approving or recommending to the Board, any employment or service-related contracts or transaction involving current or former directors and executive officers of the Company and any related compensation, including consulting arrangements, employment contracts, severance or termination arrangements;
•reviewing and approving, or recommending to the Board, the Company’s equity-based plans, equity-based awards and incentive compensation plans and administering the plans in accordance with their terms or overseeing the activities of the individuals responsible for administering those plans, as applicable;
•overseeing the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity, equity and inclusion, workplace environment and culture and talent development and retention; and
•preparing the compensation committee report on executive officer compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The current members of the Nominating and Corporate Governance Committee are Ms. Madoff, as Chairperson, Mr.
Aigrain and Mr. Dixon. The Nominating and Corporate Governance Committee assists our Board in identifying individuals qualified to become Board members, makes recommendations for nominees for committees and develops and recommends to the Board and annually reviews our Corporate Governance Guidelines. The Nominating and Corporate Governance
Committee is responsible for, among other things:
•identifying individuals qualified to become directors, consistent with the criteria approved by the Board from time to time and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;
•overseeing the evaluation of the Board;
•recommending members of the Board to serve on committees of the Board and evaluating the functions and performance of such committees;
•overseeing and approving the Board and management continuity planning process;
•overseeing the Company’s ESG strategy and goals; and
•otherwise taking a leadership role in shaping the corporate governance of the Company.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers serves, or in the past year has served, as a member of the board or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of the Compensation
Committee (or other committee performing equivalent functions) and any executive, member of the board or member of the compensation committee (or other committee performing equivalent functions) of any other company.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and all global employees. Our Code of
Business Conduct and Ethics is a "code of ethics", as defined in Item 406(b) of Regulation S-K. Our Code of Business
Conduct and Ethics is available on our website at https://investors.tradeweb.com/corporate-governance/documents-charters.
See "Corporate Governance—Corporate Governance Documents" for additional information. To the extent required under the
Nasdaq and SEC rules, we intend to disclose future amendments to certain provisions of this code or waivers of such provisions applicable to any of our executive officers or directors on our website identified above in accordance with applicable rules and regulations. The Code of Business Conduct and Ethics was most recently amended on November 15,
2023.

Corporate Governance

2024 PROXY STATEMENT	27
ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
We have long been committed to creating and fostering an inclusive workplace, celebrating our diverse employee base, providing transparency and innovation for our markets and promoting the validity of the data that propels them. Our long-
term view encompasses ever more sustainable ways of working and investing as we forge the links between better serving markets and better serving the world.
We began our ESG journey in 2019 and are proud of the progress we have made both internally and in partnership with our clients and our various stakeholders. During 2020, we established an ESG Steering Committee comprised of senior level executives covering major business directives across the Company. The ESG Steering Committee is an advisory board assembled to guide our focus and assist with delivery on our thoughtful approach to integrating our ESG strategy into our business and operations. To support the implementation of our ESG strategy, a dedicated team was formed and has expanded to meet the needs of our growing strategy. The team head reports directly into our senior executive leadership team, which provides critical support for the integration of these initiatives across our business. At the Board level, the Nominating and
Corporate Governance Committee is responsible for ESG oversight and guidance, the Compensation Committee has responsibility for oversight of human capital-related topics, including diversity, equity and inclusion, and the Audit
Committee has responsibility for oversight of external reporting of climate-related disclosures.
We are committed to doing our part to help financial markets move toward a more sustainable global financial system.
In August 2023, we published our third annual Corporate Sustainability Report, which reports on our ESG priorities, as well as our progress during calendar year 2022. We also responded to CDP for the first time and published our inaugural Taskforce on Climate-Related Financial Disclosure report in 2023.
In 2021, we joined the Climate Bonds Initiative’s ("CBI") Partnership Programme to promote the visibility and accessibility of green bond trading activity across a wide range of asset classes on our platform, as well as to provide more clarity around our own green bond trading volumes. In 2023, CBI-screened green bonds accounted for $292.0 billion of the total $303.6 billion in green bond trading volume executed on our platform (excluding ETFs). This represents a trading volume increase of 46% from 2022, calculated using CBI-screened Green Bond alignment based on the CBI definition of
"Green" as of December 31, 2023 for both the 2023 and 2022 comparative period.
DIVERSITY, EQUITY AND INCLUSION
Equally important is the progress we are making on diversity, equity and inclusion. We are committed to continuing to foster an inclusive workplace, growing our diverse employee base and creating equal opportunities for career development at all levels. We believe that diverse teams make better decisions and create greater long-term value and we are committed to maintaining a safe and inclusive environment for everyone and attracting and retaining diverse talent at all levels. Our goal is to continue to strive for greater diversity across the company, in accordance with applicable equal opportunity laws, to maintain and grow our culture of inclusiveness, education, acceptance and learning and to encourage and equip employees to be their genuine selves at work. Through our Diversity, Equity and Inclusion ("DE&I") Committee, on which members of our executive team serve, including our Global Head of Human Resources and Head of Investor Relations, FP&A and Treasury,
we raise awareness, provide a forum to discuss diversity and inclusion and promote a diverse and inclusive culture. We seek to involve employees at all levels in DE&I, including through recruitment, philanthropy and training. We also sponsor the
Global Women’s Network, which provides skills-building, educational and career-relevant programming for employees and brings topics affecting women in the workplace front and center. Our commitment to DE&I has been demonstrated through partnerships with approximately 18 organizations globally, including StreetWise Partners, Women’s Bond Club, TEAK,
Hiring our Heroes, Emily K Center and Adaptive Growth Leadership in the U.S., and SEO, Big City Bright Future and
Cowrie Scholarship Foundation in the UK. By focusing on employee volunteerism in these areas, our employees have the opportunity to take action and make a difference. In addition, to provide transparency, the Company’s consolidated EEO-1 report is available through the Corporate Sustainability Report.
We also seek to advance the interests of our stakeholders through DE&I initiatives. For example, in June 2022, we launched the Spotlight Dealer Diversity Program, designed to promote diverse dealers participating on our platforms, including woman-, veteran-, disabled- and minority-owned firms. The Spotlight Program was developed collaboratively with feedback from members of the buy-side and dealer communities to support our diverse dealer community through a combination of individual dealer profiles, direct consultation and other promotional programs designed to bring more visibility to diverse dealers operating in electronic markets. In addition, we enhanced our request-for-quote trading workflow for U.S. Institutional Credit to more prominently expose diverse dealer liquidity to our participating buy-side clients, further strengthening engagement between diverse dealers and buy-side users on the platform. We continue to work with our
Spotlight participants to expand opportunities for doing business together. Since launch, we have grown from 12 participating
Spotlight Dealers to 21 as of December 31, 2023.

28	TRADEWEB
In addition, we seek to cement our commitment to diversity at the intern, college graduate and experienced hire levels by leveraging relationships with a number of external organizations. These efforts all support our multi-layered strategy for recruiting and retaining diverse talent.
Further details regarding our ESG initiatives, which include our DE&I initiatives, as well as our Corporate
Sustainability Reports, are available on our website at https://investors.tradeweb.com/csr. For cautionary information and forward-looking statements regarding our sustainability efforts and other ESG information, as well as references to websites, please see "Forward-Looking Statements and References to Websites" included elsewhere in this Proxy Statement.

Corporate Governance

2024 PROXY STATEMENT	29
Proposal 2: Ratification of Appointment of Deloitte as
Independent Registered Public Accounting Firm
Under the rules and regulations of the SEC, Nasdaq and the Public Company Accounting Oversight Board (the
"PCAOB"), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the Audit Committee considers the independence of our independent registered public accounting firm and participates in the selection of the independent registered public accounting firm’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by our stockholders of the appointment of, the registered public accounting firm of Deloitte to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte has served as our independent registered public accounting firm since November 2018. Representatives of Deloitte are expected to virtually attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. Our Board and the Audit
Committee value the opinions of our stockholders and consider the selection of our independent registered public accounting firm to be an important matter of stockholder concern. The appointment of Deloitte is accordingly being submitted for ratification by our stockholders as a matter of good corporate practice. If stockholders do not ratify the selection of Deloitte, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2024 fiscal year. In addition, even if stockholders ratify the selection of Deloitte as our independent registered public accounting firm, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Deloitte or another registered public accounting firm as our independent registered public accounting firm.
The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

30	TRADEWEB
Independent Registered Public Accounting Firm
Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:
(1)Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.
(2)Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, employee benefit plan audits and special procedures required to meet certain regulatory requirements.
(3)Tax services include all services, except those services specifically related to the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.
(4)All other services are those services not captured in the Audit, Audit-Related or Tax categories.
Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees of each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit
Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services in the table below were pre-approved by the Audit Committee.
The following is a summary of Deloitte’s fees for professional services rendered to us for each of the fiscal years ended
December 31, 2023 and 2022.

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$4,367,489	$4,099,058
Audit-related Fees(2)	618,000	600,000
Tax Fees(3)	—	—
All Other Fees(4)	4,926	4,926
Total	$4,990,415	$4,703,984
(1)Audit fees consist of fees for professional services rendered for the audit of our financial statements and internal controls over financial reporting, reviews of interim financial statements, consent and comfort letters in connection with registration statements filed with the SEC, and statutory and regulatory filings, and audits related to LSEG’s financial statements.
(2)Audit related fees consist of Service Organization Control (SOC) audits.
(3)Tax fees are for tax compliance services.
(4)All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool.

2024 PROXY STATEMENT	31
Audit Committee Report
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and our independent registered public accounting firm. The Company’s independent registered public accounting firm is engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United
States.
In this context, the Audit Committee reviewed and discussed with management and our independent registered public accounting firm the audited financial statements for the year ended December 31, 2023 (the "Audited Financial Statements"),
and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and SEC. In addition, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the
PCAOB regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the
Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31,
2023, for filing with the SEC.
The Audit Committee
Steven Berns, Chairperson
Scott Ganeles
Paula Madoff
Rana Yared

32	TRADEWEB
Proposal 3: Advisory Vote on Executive Compensation
We are pleased to provide our stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in this Proxy Statement, including the Compensation
Discussion and Analysis and compensation tables.
In considering your vote, we urge you to review the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis, as well as the discussion regarding the Compensation Committee in "Corporate Governance—Compensation Committee".
The stockholder vote on this resolution will not be binding on management or the Board. However, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. Subject to consideration of the results of the votes on
Proposal 4 below, we expect the next advisory vote to approve the compensation of our named executive officers to be conducted at the 2025 Annual Meeting of Stockholders.
Our executive compensation program is designed to attract, retain and motivate highly skilled executives to drive long-term performance and growth. We believe that investing in our talent through a market-based and flexible total compensation program has been critical to our success, enabling us to promote both short- and long-term profitable growth of the Company and achieve our ultimate goal of bringing value to our stockholders. Our compensation philosophy emphasizes creating an “ownership mentality” to align our executives’ interests with those of our stockholders. To that end, our total compensation program is guided by the following principles: maintain a pay-for-performance culture; foster long-term alignment with stockholders; attraction and retention; and reflect internal equity considerations.
The text of the resolution in respect of Proposal 3 is as follows:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation
Discussion and Analysis, the compensation tables and related narrative disclosure, is hereby approved on an advisory basis.
The Board recommends a vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers.

2024 PROXY STATEMENT	33
Proposal 4: Advisory Vote on the Frequency of Advisory
Votes on Executive Compensation
We are seeking our stockholders’ views on how frequently we should hold future advisory say-on-pay votes with regard to the compensation of our named executive officers. We are required to provide stockholders with the opportunity to vote, on a non-binding and advisory basis, to express their preference as to whether a "say-on-pay" advisory vote should occur every year, every two years or every three years. This advisory vote must occur every sixth year after the last vote. Since our stockholders last voted on this issue in 2021, our next required vote would be at the 2027 Annual Meeting of Stockholders.
However, as discussed below and in "Corporate Governance—Stockholder Engagement", our Board believes that an annual advisory vote would be more consistent with our corporate governance practices and thus has decided to update its recommendation and bring this issue earlier to a stockholder vote. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years.
After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to the stockholders every year. The Board believes that holding an advisory vote on executive compensation every year is the most appropriate policy for us at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually and holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation disclosures. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters.
Because this vote is advisory and therefore not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.
The Board recommends a vote of "1 YEAR" for the frequency of future advisory votes on the compensation of our named executive officers.

34	TRADEWEB
Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth information regarding the beneficial ownership of our Class A common stock and our
Class B common stock as of March 13, 2024 for:
•each person or entity who is known by us to beneficially own more than 5% of our Class A common stock or our
Class B common stock;
•each of our directors and named executive officers; and
•all of our directors and executive officers as a group, all of our executive officers as a group and all of our directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on
115,925,380 shares of Class A common stock, 96,933,192 shares of Class B common stock, 18,000,000 shares of Class C common stock and 5,077,973 shares of Class D common stock outstanding as of March 13, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights, including the redemption rights described elsewhere in this Proxy Statement, held by such person that have vested or will vest within 60 days of March 13, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Tradeweb Markets Inc., 1177 Avenue of the Americas, New York, New York 10036.
Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Class A Common Stock (on a fully exchanged and converted basis)(1)		Class B Common Stock (on a fully exchanged basis)(2)		Combined Voting Power(3)
Name of beneficial owner	Number	%	Number	%	%
Certain Stockholders
Entities affiliated with Refinitiv(4)	119,921,521	50.8%	101,921,521	99.9%	89.9%
Named Executive Officers
Billy Hult(5)	307,426	*	—	—	*
Sara Furber(6)	21,165	*	—	—	*
Thomas Pluta (7)	17,930	*	—	—	*
Enrico Bruni (8)	140,058	*	—	—	*
Justin Peterson (9)	11,152	*	—	—	*
Directors
Jacques Aigrain	1,418	*	—	—	*
Balbir Bakhshi (10)	—	—	—	—	—
Steven Berns	731	*	—	—	*
Troy Dixon	—	—	—	—	—
Scott Ganeles	8,729	*	—	—	*
Catherine Johnson(11)	—	—	—	—	—
Paula Madoff	8,729	*	—	—	*
Lisa Opoku	—	—	—	—	—
Murray Roos(12)	—	—	—	—	—
Rana Yared	—	—	—	—	—
All Executive Officers and Directors as a Group (17 persons)(13)	534,673	0.2%	—	—	—
All executive officers as a group (7 persons)(14)	515,066	0.2%	—	—	—
All directors as a group (12 persons)(15)	344,963	0.1%	—	—	—

2024 PROXY STATEMENT	35
*Represents less than 1.0% of outstanding shares or voting power, as applicable.
(1)Each Continuing LLC Owner (as defined herein) that holds LLC Interests also holds corresponding shares of Class C common stock or Class D common stock, as the case may be. Each LLC Interest held by the Continuing LLC Owners is redeemable in accordance with the terms of the TWM LLC Agreement
(as defined herein), at the election of such holder, for newly issued shares of Class A common stock or Class B common stock on a one-for-one basis (and such holders’ shares of Class C common stock or Class D common stock, as the case may be, will be cancelled on a one-for-one basis upon any such issuance). The Continuing LLC Owners that hold shares of Class D common stock may also from time to time exchange all or a portion of their shares of our Class D common stock for newly issued shares of Class C common stock on a one-for-one basis (in which case their shares of Class D common stock will be cancelled on a one-for-one basis upon such issuance). Holders of Class B common stock may from time to time exchange all or a portion of their shares of our Class B common stock for newly issued shares of Class A common stock on a one-for-one basis (in which case their shares of Class B common stock will be cancelled on a one-for-one basis upon any such issuance). The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table assume that (i) all LLC Interests held by Continuing LLC Owners have been redeemed or exchanged for shares of Class A common stock (and the corresponding shares of Class C common stock and/or Class D common stock, as the case may be, have been cancelled) and (ii) all shares of Class B common stock have been exchanged for shares of Class A common stock.
(2)Each Continuing LLC Owner that holds LLC Interests also holds a corresponding number of shares of Class C common stock or Class D common stock, as the case may be, and the Refinitiv Direct Owner owns shares of Class B common stock. Each LLC Interest held by Continuing LLC Owners that hold shares of Class D common stock will be redeemable in accordance with the terms of the TWM LLC Agreement, at the election of such holder, for newly issued shares of Class B common stock on a one-for one basis (and such holders’ shares of Class D common stock will be cancelled on a one-for-one basis upon any such issuance). The numbers of shares of Class B common stock beneficially owned and percentages of beneficial ownership set forth in the table assume that all LLC Interests of Continuing LLC Owners that hold shares of Class D common stock have been exchanged for shares of Class B common stock (and the corresponding shares of Class D common stock have been cancelled).
(3)Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock, voting together as a single class. Each holder of Class B common stock and Class D common stock is entitled to 10 votes per share and each holder of Class A common stock and Class C common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class C common stock and Class D common stock do not have any economic interests (where "economic interests" means the right to receive any dividends or distributions, whether cash or stock, in connection with common stock) associated with our Class A and Class B common stock.
(4)Reflects securities held directly by Refinitiv TW Holdings Ltd. and Refinitiv US PME LLC. Refinitiv US LLC is the controlling member of Refinitiv US PME
LLC. LSEGA, Inc. is the sole member of Refinitiv US LLC. LSEG US Holdco, Inc. is the sole shareholder of LSEGA, Inc. and Refinitiv Parent Limited is the
sole shareholder of LSEG US Holdco, Inc. IAG US LLC is a member of Refinitiv US PME LLC. Refinitiv International Holdings S.à r.l. is the sole member of
IAG US LLC. Refinitiv Netherlands Holdings BV is the sole shareholder of Refinitiv International Holdings S.à r.l. Refinitiv UK (Rest of World) Holdings
Limited is the sole shareholder of Refinitiv Netherlands Holdings BV. Refinitiv UK Parent Limited is the sole shareholder of Refinitiv UK (Rest of World)
Holdings Limited. LSEGA Jersey Limited is the sole shareholder of Refinitiv UK Parent Limited. Refinitiv Parent Limited is the sole shareholder of LSEGA
Jersey Limited. London Stock Exchange Group plc is the controlling shareholder of Refinitiv Parent Limited. LSEGA Limited and LSEGA2 Limited are
shareholders of Refinitiv Parent Limited and London Stock Exchange Group plc is the sole shareholder of each of LSEGA Limited and LSEGA2 Limited.
Each of the entities described in this footnote may be deemed to beneficially own the securities directly or indirectly controlled by such entities, but each
(other than to the extent it directly holds securities as described herein) disclaims beneficial ownership of such securities
(5)Includes 274,212 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024. Mr. Hult is also a director of the Company.
(6)Includes 15,755 restricted stock units that have vested or will vest within 60 days of March 13, 2024.
(7)Includes 9,823 restricted stock units that have vested or will vest within 60 days of March 13, 2024. Mr. Pluta is also a director of the Company.
(8)Includes 129,942 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024.
(9)Includes 11,152 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024.
(10)Mr. Bakhshi is the Chief Risk Officer of LSEG and a member of LSEG’s Executive Committee. Mr. Bakhshi disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(11)Ms. Johnson is the Group General Counsel of LSEG and a member of LSEG’s Executive Committee. Ms. Johnson disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(12)Mr. Roos is Group Director, Capital Markets of LSEG and a member of LSEG’s Executive Committee. Mr. Roos disclaims beneficial ownership of any securities owned directly or indirectly by LSEG.
(13)Includes 451,969 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024.
(14)Includes 451,969 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024
(15)Includes 284,035 shares of Class A common stock issuable upon exercise of options and restricted stock units, as applicable, that have vested or will vest within 60 days of March 13, 2024. Includes executive officers who are also directors of the Company.

Security Ownership of Certain Beneficial Owners and Management

36	TRADEWEB
Executive Officers of the Company
Set forth below is certain information regarding each of our current executive officers, including their age as of May 10,
2024, other than for Mr. Hult and Mr. Pluta, whose biographical information is presented under "Proposal 1: Election of
Directors".
Enrico Bruni, 52, has served as Managing Director, Head of Europe and Asia Business of TWM LLC since February
2013 and has served in the same position at Tradeweb since April 2019. Mr. Bruni joined Tradeweb in 2002 and has been instrumental in developing the interest rate swaps business in Europe and Asia. Prior to joining Tradeweb, from 1995 to 2002,
Mr. Bruni was at J.P. Morgan where he worked in a number of business and product management roles across the markets division, with particular focus on their e-trading strategy. Mr. Bruni received a business management degree from L. Bocconi
University, Milan.
Douglas Friedman, 53, has served as Tradeweb’s General Counsel and Secretary since its formation and as the General
Counsel of TWM LLC since November 2009, prior to which he served as the Assistant General Counsel of TWM LLC beginning in June 2005. Mr. Friedman oversees Tradeweb’s global legal function, advising on key legal issues and strategic initiatives. In addition, Mr. Friedman is actively involved in regulatory discussions impacting global financial markets and is a member of the Federal Reserve Bank of New York’s Treasury Market Practices Group. He has also participated in
Commodity Futures Trading Commission (CFTC) and industry discussions on the Dodd-Frank Wall Street Reform and
Consumer Protection Act, as well as SEC panels on securities and derivatives reform. Prior to joining Tradeweb, Mr.
Friedman worked in the litigation department of King & Spalding LLP, an international law firm, from 2001 to 2005, where he focused on securities litigation and regulatory investigations. Prior to that, he worked at Cadwalader, Wickersham and Taft
LLP and at Gibbons P.C. He received a B.A. from the University of Michigan and a J.D. from Seton Hall University School of Law.
Sara Furber, 49, has served as Tradeweb’s Chief Financial Officer since September 2021. Prior to joining Tradeweb,
Ms. Furber served as Chief Financial Officer of IEX Group, a U.S. equity exchange operator, from 2018 to 2021. As Chief
Financial Officer of IEX Group, Ms. Furber led the company’s finance function and oversaw its new business portfolio, including technology businesses such as the data platform IEX Cloud. Prior to joining IEX in 2016, she was a Managing
Director at Morgan Stanley and a member of its Management Committee. She held several senior executive positions at
Morgan Stanley, including Chief Operating Officer for Wealth Management. Ms. Furber previously served as Chief
Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch, after leading Investor
Relations for Merrill Lynch during the global financial crisis and through its merger with Bank of America. Ms. Furber began her career in investment banking in 1997. She holds a B.S. in Mechanical Engineering from Duke University.
Justin Peterson, 61, has served as Chief Technology Officer of Tradeweb since April 2020, and has served on TWM
LLC’s Global Operating Committee since January 2014. Mr. Peterson joined TWM LLC in 1999 and served as Managing
Director, Head of Institutional Technology, from January 2008 to March 2020. Prior to joining Tradeweb, Mr. Peterson served as Vice President at Citibank from 1995 to 1999. Prior to that, he held positions at NYNEX Science and Technology and Hughes Aircraft Company. Mr. Peterson holds a B.S. in Engineering from Harvey Mudd College and a Ph.D. and M.S. in
Computer Science from the Georgia Institute of Technology.
Scott Zucker, 55, has served as Tradeweb’s Chief Risk and Administrative Officer since February 2020 and served as
Chief Administrative Officer since its formation and as the Chief Administrative Officer of TWM LLC since November 2009.
He joined TWM LLC in 2002 as General Counsel. Prior to joining Tradeweb, from 1999 to 2002, Mr. Zucker worked in the
Corporate Department of Willkie Farr & Gallagher LLP, an international law firm, providing legal, regulatory and securities law support exclusively to Bloomberg LP. He also worked in the Corporate Department of Robinson, Silverman, Pearce,
Aronsohn and Berman LLP (now Bryan Cave Leighton Paisner LLP) from 1996 to 1999, where he specialized in general corporate and securities matters. He received a B.A. from Tufts University and a J.D. from Hofstra University School of Law.

2024 PROXY STATEMENT	37
Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis, or CD&A, provides an overview of our executive compensation philosophy, objectives and design and each element of our executive compensation program with regard to the compensation awarded to, earned by, or paid to our named executive officers (our "NEOs"), during 2023, as well as certain changes we have made to our executive compensation program since the end of 2023.
For 2023, our NEOs were:

NEO	Title
Billy Hult	Chief Executive Officer
Sara Furber	Chief Financial Officer
Thomas Pluta	President
Enrico Bruni	Managing Director, Head of Europe and Asia Business
Justin Peterson	Chief Technology Officer
2023 Business Performance Highlights
We achieved strong financial and operational performance in 2023, reporting our 24th consecutive year of revenue growth in 2023. The breadth of our business played an important role in these results as we helped clients navigate macro environment challenges.
We are focused on balancing revenue growth and margin expansion to create long-term value and we have a track record of strong growth and financial performance. By expanding the scope of our platforms and solutions, building scale and integration across marketplaces and benefiting from broader network effects, we have been able to grow both our transaction volume and subscription-based revenues. Our 2023 results demonstrate that our investments in our network, technology and people continue to bring value to our stockholders and achieve our goal of long-term value creation.
Record volumes across asset classes translated into 12.6% and 12.2% annual revenue growth in 2023 on a reported and constant currency basis*, respectively. The scale generated by our strong top-line results drove approximately 49 basis points of adjusted EBITDA margin* expansion and 19% adjusted diluted earnings per share* growth. As our growth initiatives continued to scale, we maintained our tradition of consistent and focused organic investment.
Additional 2023 business highlights are described in the Proxy Summary of this Proxy Statement.
Determining Executive Compensation
Our executive team is critical to our success and to building value for our stockholders. Our executive compensation program is designed to attract and retain highly-skilled executives and to motivate our executive leadership team to drive long-term success and to reward financial performance and promote effective strategic leadership.
___________
*Adjusted EBITDA margin, adjusted diluted earnings per share and change in revenue on a constant currency basis are non-GAAP financial measures used by the Company to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K filed with the SEC on February 6, 2024 and our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 9,
2024. We also present certain growth information on a "constant currency" basis. Since our consolidated financial statements are presented in U.S. dollars, we must translate non-U.S. dollar revenues and expenses into U.S. dollars. Constant currency growth, which is a non-GAAP financial measure, is defined as growth excluding the effects of foreign currency fluctuations. Constant currency information is calculated by translating the current period and prior period’s results using the annual average exchange rates for the prior period.

38	TRADEWEB
Key Governance Features of Executive Compensation Program
Our executive compensation program is grounded in governance and design features that serve stockholders’ long-term interests. We avoid certain practices that do not align with those interests.

What We Do	What We Don’t Do
Pay-for-performance. Approximately 94% of our executive target compensation is at-risk variable compensation. 76% of target annual equity grants and cash bonuses made to the NEOs in March 2023 were tied directly to company performance.
Hedging/pledging of Company stock. We prohibit our officers and directors from hedging, margining, pledging, short-selling or publicly trading options in our stock.
Encourage long-term outlook. In 2023, the CEO received an annual grant and all other NEOs received a one-time grant of performance-
vesting stock units ("PSUs") that are earned based on achievement of total shareholder return ("TSR") targets over a three-year performance period. In 2024, the Compensation Committee determined to grant
PSUs to all NEOs on an annual basis as part of their overall equity mix. In addition, in 2024, the performance-based restricted stock units
("PRSUs") were restructured to vest based on achievement of three-
year compound annual growth rate ("CAGR") targets for revenue and
Adjusted EBITDA. Please see "Compensation Discussion and
Analysis—Fiscal 2024 Compensation Decisions" below for more
information.
Excise tax gross-ups. We do not pay excise tax gross-ups on change-in-control payments.
Rigorous performance goals. The Company establishes rigorous performance goals related to its incentive-based compensation plans.	Repricing or exchange of underwater options. Under our omnibus equity plan, we specifically prohibit share repricing without stockholder approval.
Clawback policy. In accordance with Exchange Act Rule 10D-1, we maintain a robust clawback policy that requires the clawback of incentive compensation from executive officers in the event of a material misstatement of the financials. In addition, the Compensation
Committee has discretion to clawback, from both executive officers and other employees, other incentive-based compensation, including time-based short-term or long-term equity or other incentive awards.
Dividend equivalents on unearned equity awards. Dividend equivalent rights accrued on equity awards are not paid until the underlying award itself vests and becomes payable.
Executive Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain and motivate highly skilled executives to drive long-
term performance and growth. We believe that investing in our talent through a market-based and flexible total compensation program has been critical to our success, enabling us to promote both short- and long-term profitable growth of the Company and achieve our ultimate goal of bringing value to our stockholders. Our compensation philosophy emphasizes creating an
"ownership mentality" to align our executives’ interests with those of our stockholders. To that end, our total compensation program is guided by the following principles:

Maintain a pay-for-performance culture
Annual pay opportunities emphasize variable performance-based compensation with metrics aligned to the Company’s financial results, stock price and business strategy, promoting a high degree of performance orientation in our executive compensation program.

Foster long-term alignment with stockholders	Outstanding equity awards in the form of annual time-vesting restricted stock units ("RSUs"), PRSUs and PSUs directly tie pay outcomes to value creation, aligning executive and stockholder interest.
Attraction and retention
Our executive compensation program provides overall target compensation that is intended to attract and retain high-caliber talent. In addition, our long-term incentive awards are granted on varying vesting schedules, continually ensuring that a portion of previously granted equity remains unvested.

Reflect internal equity considerations	Compensation decisions are made in the context of individual factors and pay equity, fostering growth and motivation through a flexible compensation design.
Compensation Determination Process
The Compensation Committee is responsible for establishing and overseeing the executive compensation arrangements for our executive officers, including our NEOs, as described above in the section titled "Corporate Governance—
Compensation Committee". The Compensation Committee charter, which delineates the topics within the Compensation
Committee’s oversight role, is available on our website.
During 2023, the Compensation Committee met 4 times, along with, at the request of the Compensation Committee,
Mr. Hult and our General Counsel, as needed. In performing its duties, the Compensation Committee’s responsibilities and actions in 2023 included:

Executive Compensation

2024 PROXY STATEMENT	39
•Confirming achievement of performance goals in respect of (i) the annual bonus for Mr. Hult for the prior calendar year and (ii) equity awards granted in the prior calendar year, including the PRSUs.
•Reviewing and approving total compensation for the NEOs other than Mr. Hult with respect to the prior calendar year, including bonus allocations based on recommendations from Mr. Hult, and authorizing Mr. Hult to make reasonable adjustments to such amounts.
•Approving the methodology for determining the Company’s annual cash bonus program payout pool for NEOs other than Mr. Hult for the upcoming calendar year.
•Establishing performance goals for the upcoming calendar year for (i) PRSU grants, (ii) PSU grants and (iii)
performance-based multipliers for the annual cash bonus for Mr. Hult.
•Establishing a pool for annual equity grants for the upcoming calendar year and allocating equity grants from the pool to Mr. Hult.
Role of Compensation Consultants
During 2023, the Compensation Committee worked with ClearBridge Compensation Group ("ClearBridge") to provide for an executive compensation program that was competitive, aligned executive incentives with stockholder interests and offered appropriate retention and performance incentives.
Internal Pay Equity
During 2023, we conducted our internal annual pay equity analysis in furtherance of our commitment to having our employees in similar job levels paid fairly based on justifiable compensation factors, such as tenure and performance, and not on discriminatory factors, such as gender and race. Across all levels, we concluded that, based on our analysis, employees were fairly paid with employee gender and race not materially affecting pay.
"Say-on-Pay" Vote and Stockholder Engagement
The say-on-pay vote is one of our opportunities to receive feedback from stockholders regarding our executive compensation program. We conducted our first say-on-pay vote and frequency of say-on-pay vote in 2021 at which time our say-on-pay vote was approved by approximately 99% of the eligible votes, indicating strong support for our executive compensation program, and our stockholders approved a frequency of every three years for the say-on-pay vote. In furtherance of the Company’s interest in stockholder engagement and our pay-for-performance philosophy, the Company, including our Compensation Committee, has continued to examine our executive compensation program to ensure alignment between the interests of our executives and our stockholders. Because it has been three years since our last say-on-pay vote, we are holding a say-on-pay vote in connection with this year's Annual Meeting. In addition, the Board is also recommending a change from a triennial, to an annual, say-on-pay vote, subject to approval by our stockholders at this Annual Meeting.
Please see Proposals 3 and 4, as well as "Corporate Governance—Stockholder Engagement" for further information.
In addition to the feedback that we receive from our say-on-pay vote, we also regularly engage with stockholders regarding compensation topics and take their perspectives into consideration in connection with our executive compensation program. Specifically, when developing the go-forward compensation program for 2024, we took stockholder feedback into account. Please see "—Fiscal 2024 Compensation Decisions" for a summary of compensation decisions made thus far during fiscal 2024, including, among other items, the inclusion of PSUs as part of each NEOs go-forward equity mix, as well as the restructuring of the PRSU performance metrics to tie to three-year cumulative financial results and a shift in compensation mix from cash to equity for our NEOs.
Principal Elements of Executive Compensation
The principal elements of our executive compensation program during 2023 included base salary, annual cash bonus tied to performance metrics, long-term incentive awards and other benefits and perquisites. Our executive compensation program consists of a mix of fixed and variable pay elements, with the latter tied to both short- and long-term company success. Performance-based pay elements are linked to goals that we believe will deliver both year-over-year and long-term increases in stockholder value.

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40	TRADEWEB
The elements of total direct executive compensation for our NEOs and their key objectives are summarized below:

Element	Form	Pay Philosophy/Objectives	Key Features
Base Salary	Cash	Attract and retain top talent.	• Fixed cash amount. •Increases in 2023 reflect promotion for CEO and increased scope of responsibilities for CFO. •No increases for other NEOs.
Annual Cash Bonus	Cash	Reward strong Company and individual performance against important short-term goals.
•At-risk variable compensation.
•For the Chief Executive Officer, based on achievement
of specified annual Company financial performance
goals, which are pre-determined by the Compensation
Committee.
•For NEOs other than the Chief Executive Officer, based
on a bonus pool, which is determined based on
achievement of annual Company financial performance
goals.
•Allocations from the pool are determined based on
individual and Company performance by
recommendation to the Compensation Committee from
the Chief Executive Officer.

Long-Term Incentive Awards	Equity (RSUs)	Encourages retention and rewards the creation of stockholder value over time.	•At-risk variable compensation. •Annual grant of RSUs that vest annually over a three- year period, subject to continuous service.
Equity (PRSUs)
Promotes performance, supports retention and creates
long-term stockholder value and stockholder alignment
by creating an “ownership mentality" by tying vesting of
the award to long-term Company financial performance.

•At-risk variable compensation.
•Annual grant that vests based on achievement of set
Company financial goals and continuous service
through the third calendar year following the year of
grant.
•PRSUs granted in 2023 vest based on achievement of
company 2023 financial goals of constant currency[1]
Adjusted EBITDA[2] margin[3] and year-over-year constant
currency revenue growth[4].
•PRSUs granted in 2024 will vest based on achievement
of three-year CAGR targets for constant currency
revenue growth[4] and constant currency Adjusted
EBITDA[2]. Please see "—Fiscal 2024 Compensation
Decisions" for further information regarding this
change.

	Equity (PSUs)	Promotes long-term alignment between executive officers’ incentives and stockholder interests by tying vesting of the award to total shareholder return.
•At-risk variable compensation.
•Vest after the end of the three-year performance
period.
•Target award may be modified based on achievement
of cumulative absolute total shareholder return targets
during the full three-year performance period.
•In 2023, annual award for CEO and one-time award for
other NEOs.
•In 2024, the PSUs will be included as part of each
NEO's go-forward equity mix. Please see "—Fiscal
2024 Compensation Decisions" for further information
regarding this change.

1"Constant currency" means results excluding the effects of foreign currency fluctuations and is calculated by translating the current period and prior period’s results using the annual average exchange rates for the prior period.
2"Constant currency Adjusted EBITDA" means net income before net interest income/expense, provision for income taxes and depreciation and amortization, adjusted for the impact of certain other items, including merger and acquisition transaction and integration costs, certain stock-based compensation expense and related payroll, tax receivable agreement liability adjustments, unrealized gains and losses from outstanding foreign currency forward contracts, gains and losses from the revaluation of foreign denominated cash and other income and loss, each determined on a constant currency basis.
3"Constant currency Adjusted EBITDA margin" means Adjusted EBITDA divided by revenue for the applicable period, each determined on a constant currency basis.
4"Constant currency revenue growth" means total revenue change excluding the effects of foreign currency fluctuations. Total revenue excluding the effects of foreign currency fluctuations is calculated by translating the current period and prior period’s total revenue using the annual average exchange rates for the prior period.
Constant currency Adjusted EBITDA margin and constant currency revenue growth are non-GAAP financial measures used by the Company to supplement information in our financial results. A reconciliation of these non-GAAP financial measures may be found in our Form 8-K filed with the SEC on February 6, 2024 and our Annual Report on Form 10-K for
the year ended December 31, 2023, filed with the SEC on February 9, 2024.
The Company also provided certain benefits and perquisites as described more fully under the heading "—Fiscal 2023
Compensation Program in Detail—Perquisites and Other Personal Benefits".
The Compensation Committee does not maintain a formal policy or formula for allocating the mix of compensation in order to maintain flexibility to respond to business needs and shifts in the marketplace in which the Company must compete to recruit and retain executive talent and also account for individual performance and responsibilities of the NEOs each year.
Therefore, the Compensation Committee retains the authority to review our NEOs’ compensation periodically and to use its

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2024 PROXY STATEMENT	41
discretion to adjust the mix of compensation and the amount of any element of compensation as it deems appropriate for each
NEO. In 2024, the Compensation Committee exercised this authority to adjust the mix of equity and cash compensation to increase the percentage of target equity compensation at face value for the CEO from 75% to 80% and for the other NEOs to
60%. Please see "—Fiscal 2024 Compensation Decisions" for further information.
The charts below illustrate the allocation of the principal compensation components discussed above for our NEOs for fiscal 2023.
KEY ELEMENTS OF OUR FISCAL YEAR 2023 COMPENSATION PROGRAM
The amounts included in the above charts are based on (1) grant-date fair values for long-term incentive equity awards, as disclosed in the Summary Compensation Table below, (2) target cash bonus compensation for Mr. Hult and (3)
actual bonuses earned in 2023 for all other NEOs.
Fiscal 2023 Compensation Program in Detail
Base Salary
We believe that base salary plays an important role in attracting and retaining top executive talent by providing them with a fixed level of compensation commensurate with the executive’s skill, responsibilities, competencies, experience and performance. For 2023, the Compensation Committee reviewed the base salaries of all NEOs. In general, merit salary increases for the NEOs are provided only in connection with an executive’s promotion or increase in the scope of his or her responsibilities. As such, Mr. Hult's salary increased due to his promotion from President to Chief Executive Officer and Ms.
Furber's salary increased due to her increased scope of responsibilities as Chief Financial Officer and Head of Corporate
Development. The base salary for each other NEO was kept consistent with fiscal 2022.

NEO	Base Salary at December 31, 2022	Base Salary at December 31, 2023	Percent Increase
Billy Hult	$660,000	$750,000	14%
Sara Furber	$500,000	$600,000	20%
Thomas Pluta	N/A	$700,000	N/A
Enrico Bruni	£300,000	£300,000	—%
Justin Peterson	$400,000	$400,000	—%
Annual Cash Bonus
Chief Executive Officer
Mr. Hult is party to an employment agreement with TWM LLC (described further below in the section titled "Executive
Compensation Tables—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—

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42	TRADEWEB
94%
AT-RISK PAY
94%
AT-RISK PAY
Employment Agreements with our Named Executive Officers") pursuant to which he is entitled to an annual cash bonus based on Company performance. For calendar year 2023, Mr. Hult had a target bonus opportunity of $2,250,000 (down from
$4,125,000 in 2022). Achievement of the annual bonus is based on the Company’s attainment of certain performance goals set annually by the Compensation Committee. The Compensation Committee sets the target performance goals each year based on the budget that is approved by the Board in the preceding quarter, reflecting a rigorous goal for the Company designed to motivate executives and drive performance. The maximum performance goals are set at a level that represents significant out performance versus target, while thresholds are set at a level that still represents meaningful year-over-year growth. The actual amount paid to Mr. Hult can be greater or less than the target bonus depending on the extent to which these goals are achieved (or exceeded) using straight-line interpolation between target and achievement above or below, as applicable, target amounts. The total payout can range from 0% to 150% of target (down from a maximum of 225% in 2022).
For 2023, achievement of the annual bonus was based 50% on attainment of target constant currency revenue growth versus prior year achievement and 50% on attainment of target constant currency Adjusted EBITDA margin. The table below sets forth the relevant pay-for-performance scales for calendar year 2023.

Level of Performance Achieved	Constant Currency Revenue Growth (50% of Bonus)	Payout as a Percentage of Target Bonus(1)	Constant Currency Adjusted EBITDA Margin (50% of Bonus)	Payout as a Percentage of Target Bonus (1)

Threshold	3.0%	0%	48.3%	0%
Target	11.0%	50%	51.8%	50%
Maximum	12.0%	75%	52.0%	75%
(1)For actual performance achieved between goals, payout as a percentage of target bonus is calculated on a straight-line interpolation basis between threshold, target and maximum performance, as applicable.
Based on 2023 Company performance, as confirmed by the Compensation Committee, the Company achieved constant currency revenue growth of 12.2% and constant currency Adjusted EBITDA margin of 52.3%, resulting in 75% achievement with respect to the constant currency revenue growth portion of the annual bonus target and 75% achievement with respect to the constant currency Adjusted EBITDA margin portion of the annual bonus target. As such, Mr. Hult was entitled to a bonus at 150% of his target bonus amount, resulting in an earned bonus of $3,375,000.
NEOs other than the Chief Executive Officer
Ms. Furber, Mr. Pluta, Mr. Bruni and Mr. Peterson were each eligible to receive a cash bonus pursuant to the
Company’s general employee cash bonus program for 2023. Each year the Compensation Committee approves the methodology for determining the maximum size of the cash bonus pool for the upcoming year eligible for annual bonus grants to employees other than the Chief Executive Officer. The maximum size of the bonus pool is increased or decreased based on achievement of specified Company performance goals. In 2023, for achievement above target (set at 11.0% constant currency revenue growth), the bonus pool could increase up to $0.25 per $1.00 of constant currency revenue growth. For achievement below target, the bonus pool must decrease a minimum of $0.15 per $1.00 of constant currency revenue growth missed. For full year constant currency revenue growth above or below target, a straight-line interpolation between target and achievement above or below, as applicable, the target amount is used to calculate the bonus amount. The bonus pool does not have a "cap" or "floor" for achievement above or below target. We believe that the annual cash bonus program provides important incentives to motivate achievement of the Company’s goals for the forthcoming fiscal year. We do not provide for guaranteed bonus payouts for NEOs (except for historical bonuses in the year of the individual’s hire). Based on 2023 performance, the Company exceeded its target with constant currency revenue growth of 12.2%, resulting in a bonus pool above the target pool.
Allocations of awards from the bonus pool are based on individual considerations, including individual performance, as well as Company performance as a whole. The Company does not allocate bonuses based on set metrics in order to provide for a flexible bonus program designed to reward individual accomplishments. Individual considerations may include, but are not limited to, the executive’s ability to manage expenses within a forecasted budget and, as applicable, achieve forecasted revenue projections. In 2023, Mr. Hult recommended an initial proposed bonus allocation for each executive officer, which amount was approved by the Compensation Committee. The Compensation Committee also authorized Mr. Hult to make such reasonable adjustments to those amounts for executive officers as he deemed appropriate based on an executive officer’s performance and the remainder of cash left in the general bonus pool. In addition to the Company’s strong financial performance, individual considerations when allocating bonuses for 2023 included, but were not limited to: (i) for Ms. Furber, her strategic focus on overall business performance, as well as the Company's M&A activity during the year, (ii) for Mr.

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2024 PROXY STATEMENT	43
Pluta, his management of the U.S. businesses and oversight of the risk and compliance functions, (iii) for Mr. Bruni, his oversight and growth of the international business, and (iv) for Mr. Peterson, his strategic focus on key technology projects, as well as talent development.
In light of their individual performance, each of Ms. Furber, Mr. Pluta, Mr. Bruni and Mr. Peterson received final bonus amounts as reflected in the table below with respect to performance for calendar year 2023. The final bonuses for each individual were approved by the Compensation Committee and adjusted by Mr. Hult in his reasonable discretion as described above.

NEO	Final FY23 Annual Cash Bonus Earned
Sara Furber	$1,800,000
Thomas Pluta	$2,200,000
Enrico Bruni	$1,753,810	(1)
Justin Peterson	$1,225,000
(1)Amount for Mr. Bruni was received in British pounds and is reflected in U.S. dollars based on a conversion rate of 1.2373.
Long-Term Equity Incentives
The main objectives of our long-term equity incentive program are to: (1) incentivize our executives to work toward the achievement of both our short- and long-term performance goals, (2) provide competitive compensation opportunities in order to attract and retain key individuals, (3) promote retention of executives through multi-year vesting periods and (4) create strong alignment with stockholders’ interests by fostering an "ownership mentality" among our executives. We believe these objectives are accomplished through the equity compensation program described below.
2019 Omnibus Equity Incentive Plan
Each year the Compensation Committee establishes an aggregate pool for equity awards to be granted to employees for that year. The Compensation Committee then allocates awards under that pool to the Chief Executive Officer based on his performance for the prior year. For all other NEOs, the Chief Executive Officer recommends allocations based on the executive’s performance for the prior year, taking into consideration their annual cash bonus amounts for such year. The
Compensation Committee reviews and approves such amounts, but has authorized the Chief Executive Officer to make reasonable adjustments following its approval in his reasonable discretion. For 2023, equity awards included RSUs, PRSUs and PSUs under the Tradeweb Markets Inc. 2019 Omnibus Equity Incentive Plan (the "Equity Plan"), the material terms of which are described below.
RSUs
The Company awards RSUs to executives under the Equity Plan. The RSUs vest annually over three years from the grant date contingent on the executive’s continued employment on the applicable vesting date. The RSUs are settled in Class
A common stock on the first trading date following the date of vesting and accumulate dividend equivalent rights from the grant date.
PRSUs
In addition to RSUs, the Company also awards PRSUs to executives under the Equity Plan. Each year the
Compensation Committee establishes performance goals for the applicable plan year and the number of PRSUs ultimately earned pursuant to each award is based on the extent to which the performance goals are achieved, referred to as a performance modifier. The performance modifier is based on Company performance during the applicable performance period.
The performance modifier for PRSU grants made in calendar year 2023 was based 50% on constant currency revenue growth and 50% on constant currency Adjusted EBITDA margin. The table below displays the relevant goals for calendar year 2023 and the potential performance modifier based on achievement of these goals, which ranged from 0% to 250%. We believe that constant currency Adjusted EBITDA margin and constant currency revenue growth are important metrics to measure the underlying performance of the business and therefore relevant for purposes of establishing performance goals for executive compensation. We strive in all cases to establish rigorous performance goals for the Company to motivate executives and drive performance above budget. The maximum performance goals for the 2023 PRSUs were set at a level that represented significant out performance versus budget, while thresholds were set at a level that still represented meaningful year-over-year growth. In 2023, these performance goals were set based on a one-year period to ensure executives were motivated on a year-to-year basis. For PRSUs granted in 2024, the performance goals were set to vest based on achievement

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44	TRADEWEB
of three-year CAGR targets for constant currency revenue growth and constant currency Adjusted EBITDA performance.
Please see "—Fiscal 2024 Compensation Decisions" for more information regarding this change. The performance metrics for the PRSU grants made in 2023, and the applicable performance modifier based on achievement of those targets, are as follows:

Level of Performance Achieved	Constant Currency Revenue Growth (50% of Performance Modifier)	Constant Currency EBITDA Margin (50% of Performance Modifier)	Performance Modifier(1)
Threshold	3.0%	48.3%	0%
Target	11.0%	51.8%	100%
Above Target	13.0%	52.3%	200%
Maximum	14.5%	52.8%	250%
(1)For actual performance achieved between goals, the performance modifier will be determined based on a straight-line interpolation basis between threshold, target, above target and maximum performance, as applicable.
Based on 2023 performance, as confirmed by the Compensation Committee, the Company achieved constant currency revenue growth of 12.2% and constant currency Adjusted EBITDA margin of 52.3%, resulting in a performance modifier of
181.3% for the 2023 PRSUs. Once the performance modifier (and therefore, the number of shares ultimately eligible to be earned) is determined, there is a two-year additional time-vesting period, with the final vesting date being on January 1 following the third calendar year in which the award is first outstanding. The performance modifier is applied to all vested
PRSUs at the time of settlement, which occurs on the first trading day following vesting of the award.
PRSUs granted to the NEOs are settled exclusively in Class A common stock, less any withholding and employment taxes associated with the settlement of the PRSUs. In addition, the PRSUs accumulate dividend equivalent rights in respect of any dividends paid on the Class A common stock (on a one Class A common stock to one PRSU basis) from January 1 of the applicable calendar year in which the relevant award was granted through the relevant vesting date. To the extent the PRSUs that gave rise to any dividend equivalent right are forfeited upon a termination, those dividend equivalent rights will also be forfeited. Dividend equivalent rights accumulated and not forfeited are added to, and are paid at the same time and in the same form as, payments in respect of the related PRSUs as set forth above.
PSUs
Further, the Company awards PSUs to executives under the Equity Plan. PSUs are performance-based restricted stock units that vest based on market conditions. PSUs cliff vest on January 1 of the third calendar year from the calendar year of the grant date. The number of shares of Class A common stock that an executive will receive upon vesting is determined by a performance modifier, which is adjusted as a result of the Company’s total shareholder return over a three-year performance period. The performance modifier can vary between 0% (minimum) and 250% (maximum) of the target (100%) award amount. The grant date fair value of the PSUs is determined using the Monte Carlo simulation model. The Committee believes that the three-year performance period applicable to the PSUs increases the alignment of the executives’ interests with stockholders to incentivize long-term value creation. The TSR targets for the PSU grants made in 2023, and the applicable performance modifier based on achievement of those targets, are as follows:

Performance Level	Cumulative Absolute TSR for the Performance Period	Performance Modifier(1)
Below Threshold	Less than 15%	0%
Threshold	Equal to 15%	50%
Target	Equal to 30%	100%
Maximum	Equal to or Greater Than 50%	250%
(1)        For actual performance achieved between goals, the performance modifier will be determined based on straight-line interpolation between maximum, target, threshold and below threshold performance, as applicable.
The table below sets forth the RSUs, PRSUs and PSUs granted to the NEOs in 2023. Executives were awarded a target grant value approved by the Compensation Committee. The number of RSUs and PRSUs awarded was determined based on the closing price of the Class A common stock on the date prior to the grant date. The number of PSUs awarded was determined based on the trailing 20-trading day average of the closing price of the Class A common stock through the grant date. The settlement of PSUs will be determined based on the company’s highest average closing price of the Class A common stock for any consecutive 20-trading day period during the last calendar year of the performance period. The number of PRSUs and PSUs included in the table below is based on a 100% performance modifier, which was the target achievement

Executive Compensation

2024 PROXY STATEMENT	45
at the time of grant. We believe that the mix of RSUs, PRSUs and PSUs granted to our NEOs directly correlates to our compensation objectives and philosophy. By linking the performance modifiers to important metrics of Company business performance and total shareholder return, the NEOs’ interests are aligned with those of stockholders to drive revenue and margin growth.

NEO	2023 PRSUs(1) (#)	Approved Value of PRSUs at Time of Grant(2)	2023 PSUs(3) (#)	Approved Value of PSUs at Time of Grant(2)	2023 RSUs(1) (#)		Approved Value of RSUs at Time of Grant(2)		Aggregate Approved Value of PRSUs, PSUs and RSUs at Time of Grant(2)
Billy Hult	43,128	$3,000,000	41,969	$3,000,000	43,128	(3)	$3,000,000	(3)	$9,000,000
Sara Furber	18,688	$1,300,000	36,373	$2,600,000	18,688		$1,300,000		$5,200,000
Thomas Pluta	29,470	$2,050,000	36,373	$2,600,000	29,470		$2,050,000		$6,700,000
Enrico Bruni	17,819	$1,239,526	36,373	$2,600,000	17,819		$1,239,526		$5,079,052
Justin Peterson	13,729	$955,000	36,373	$2,600,000	13,729		$955,000		$4,510,000
(1)The number of 2023 RSUs and PRSUs granted was determined based on a price of $69.56, which was the closing price of the Class A common stock on the trading day prior to the grant date.
(2)Approved grant values shown above differ from the values shown in the Summary Compensation Table and Grants of Plan-Based Awards tables, which present value based on the fair value on grant date in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718
("FASB ASC Topic 718") and also reflect rounding differences in the number of RSUs, PRSUs and PSUs granted.
(3)The number of 2023 PSUs granted was determined based on a price of $71.48, which was the trailing 20-trading day average of the closing price of the
Class A common stock through the grant date.
The RSUs, PRSUs and PSUs awarded to our NEOs provide for accelerated vesting upon the occurrence of certain events, such as certain terminations of employment or a change in control, as described below in the section titled "Executive
Compensation Tables—Potential Payments upon Termination or Change in Control". For a description of RSUs, PRSUs and
PSUs held by NEOs that were outstanding under the Equity Plan as of the end of 2023, see the table titled "Executive
Compensation Tables—Outstanding Equity Awards at Fiscal Year-End".
Legacy Equity Plans—Options and PRSUs
Mr. Hult, Mr. Bruni and Mr. Peterson each hold awards under the Amended and Restated Tradeweb Markets Inc. 2018
Share Option Plan (previously the TWM LLC 2018 Share Option Plan, which is a pre-IPO plan that was amended and restated at the time of our IPO) (the "Option Plan").
Prior to our IPO, each of Mr. Hult, Mr. Bruni and Mr. Peterson was granted options to purchase Class A common stock
(the "Options") under the Option Plan, which vested based on continued employment and achievement of Company performance goals through the end of 2021. The Options all fully vested in the beginning of 2022 following the determination of 2021 performance.
In addition, each of Mr. Hult, Mr. Bruni and Mr. Peterson was granted PRSUs in 2019 under the Amended & Restated
Tradeweb Markets Inc. PRSU Plan (previously the TWM LLC PRSU Plan, which is a pre-IPO plan that was amended and restated at the time of our IPO) (the "PRSU Plan"). The PRSUs granted under the PRSU Plan were subject to terms similar to those granted under the Equity Plan, as described above. Outstanding PRSUs granted under the PRSU Plan vested and settled in 2022.
Other Benefits and Perquisites
Retirement Plans
The Company maintains a tax-qualified defined contribution plan (the "401(k) Plan") that provides retirement benefits to employees, including matching contributions. Each of Mr. Hult, Ms. Furber, Mr. Pluta and Mr. Peterson was eligible to participate in the 401(k) Plan on the same terms as other participating employees in 2023. Mr. Bruni was eligible to participate in the Company’s contributory pension scheme for employees located in Europe on the same terms as other participating employees in 2023.
Perquisites and Other Personal Benefits
The Company provides the NEOs with perquisites and other personal benefits, or an allowance for certain perquisites, that it believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain key individuals. Such perquisites and benefits include (i) financial planning services, (ii) executive life insurance,
(iii) group life insurance, (iv) executive long-term disability insurance, (v) excess liability insurance and (vi) in the case of
Mr. Hult, reimbursement of legal expenses incurred in the negotiation of his employment agreement.

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46	TRADEWEB
Other Matters
Clawback Policy
The Compensation Committee adopted an Omnibus Clawback Policy, effective as of October 2, 2023, in accordance with Exchange Act Rule 10D-1 and Nasdaq listing standards. The Omnibus Clawback Policy applies to current and former executive officers of the Company as defined in Rule 10D-1, including the NEOs, and is administered by the Compensation
Committee. In the event that the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, it is the
Company's policy to recover incentive-based compensation awarded to executive officers that was calculated and paid based on erroneous financial statements. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. Other incentive-based compensation, including time-based short-term or long-term equity or other incentive awards, may also be recovered in the
Compensation Committee's discretion.
Securities Trading Policy
To promote alignment of the interests of our stockholders and executive officers, including our NEOs, as well as compliance with applicable securities laws, the Company’s Securities Trading Policy (i) prohibits all employees from engaging in transactions involving the Company’s stock based on material non-public information or communicating material non-public information to any person who uses that information to purchase or sell Company securities and (ii) requires directors, executive officers (including the NEOs) and certain other designated employees (as identified in the Securities
Trading Policy) to preclear any trading in Company securities, whether or not during an open trade window (except with respect to the exercise of options not involving a market sale to generate cash to pay the exercise price, the vesting of restricted stock or restricted stock unit awards or transactions in accordance with a previously established trading plan that meets SEC requirements). In addition, as part of our Securities Trading Policy, (i) directors, officers or employees and certain other covered persons (as identified in the Securities Trading Policy), whether or not they possess material non-public information, may not trade in options, warrants, puts, calls or similar instruments on the Company’s securities or engage in short shares, (ii) no directors, officers or employees may engage in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the
Company’s equity securities and (iii) no directors, officers or employees, whether or not in possession of material non-public information, may purchase the Company’s securities on margin, or borrow against any account in which the Company’s securities are held, or pledge the Company’s securities as collateral for a loan, without first obtaining pre-clearance.
Tax and Accounting Considerations
The Compensation Committee considers tax and accounting implications in its executive compensation determinations, although in some cases, other important considerations may outweigh tax or accounting considerations and the Compensation
Committee maintains the flexibility to compensate its officers in accordance with the Company’s compensation philosophy.
Fiscal 2024 Compensation Decisions
The Compensation Committee has approved several items related to the Company’s 2024 executive compensation program.
In January 2024, the Compensation Committee approved a change to the PRSU design. The PRSUs granted in March
2024 will vest based on achievement of three-year CAGR targets for constant currency revenue growth and constant currency
Adjusted EBITDA performance. Target achievement was set at 100%, with modifiers ranging from 0% to 250%. Target achievement was set at rigorous levels based on the Company's internal forecasting and budgeting process. The Compensation
Committee believes that the three-year performance period applicable to the PRSUs increases the alignment of the executives’
interests with stockholders to incentivize long-term value creation.
In addition, in November 2023, the Compensation Committee determined to include PSUs as part of the go-forward equity mix for all NEOs as part of their annual compensation in 2024. In 2023, Mr. Hult was awarded PSUs as part of his annual compensation, but the other NEOs were awarded one-time PSU grants. The Compensation Committee believes that including PSUs, which have a three-year performance period tied to total shareholder return, as part of the equity mix included in each NEO's annual compensation will further align executive and stockholder interests.
Further, in January 2024, the Compensation Committee determined to increase (i) the percentage of Mr. Hult's total target compensation awarded in equity from 75% in 2023 to 80% in 2024 and (ii) the percentage of all other NEOs' total target compensation awarded in equity from an average of 55% in 2023 (excluding the one-time PSU award in 2023) to 60%

Executive Compensation

2024 PROXY STATEMENT	47
in 2024. The Compensation Committee believes that this change further incentivizes the NEOs to drive long-term financial performance.
In addition, the Compensation Committee determined that Mr. Hult's 2024 annual cash bonus will be based on constant currency revenue growth (50%) and constant currency Adjusted EBITDA margin (50%) with a maximum payout level of
150%, consistent with 2023, and that the 2024 annual cash bonus pool for employees other than the CEO will be determined based on constant currency revenue growth.
Finally, to assist in setting executive compensation for fiscal 2024, the Compensation Committee discussed with
ClearBridge establishing a compensation peer group to use as external context for assessing the Company's pay level and practices. To best inform pay decisions based on where the Company competes for talent, the Compensation Committee considered the following criteria for identifying peer companies:
•Business: companies in related industries and business areas or companies that compete with us for executive talent
(such as financial exchanges, electronic trading platforms and other related businesses, as well as fintech companies more broadly)
•Size: companies with comparable revenue and market capitalization
•Peers of Select Companies/Groups: companies included in competitors' peer groups and peers designated by shareholder advisory firms
Based on the criteria above, the Compensation Committee selected the following peer group of companies to assist with compensation decisions for fiscal 2024.

Aspen Technology, Inc.	MarketAxess Holdings Inc.
BGC Group, Inc.	Morningstar, Inc.
BILL Holdings, Inc.	MSCI Inc.
Cboe Global Markets, Inc.	Nasdaq, Inc.
FactSet Research Systems Inc.	Q2 Holdings, Inc.
Fair Isaac Corporation	SEI Investments Company
Guidewire Software, Inc.	Virtu Financial, Inc.
Interactive Brokers Group, Inc.
Compensation Committee Report
We, the Compensation Committee of the Board of Directors, reviewed and had the opportunity to discuss with management the Compensation Discussion and Analysis set forth above and, based upon our review, we recommended to the
Board that the Compensation Discussion and Analysis be included in this report. This report is provided by the following members of the Board, who compose the Compensation Committee.
Jacques Aigrain, Chairperson
Scott Ganeles
Paula Madoff

Executive Compensation

48	TRADEWEB
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth the compensation paid to the NEOs that is attributable to services performed during fiscal years 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Billy Hult Chief Executive Officer(5)	2023	750,000	—	10,126,779	3,375,000	55,879	14,307,658
	2022	660,000	—	4,200,817	5,329,500	44,089	10,234,406
	2021	660,000	—	3,684,862	8,437,500	43,417	12,825,779
Sara Furber Chief Financial Officer(6)	2023	600,000	1,800,000	6,176,432	—	17,500	8,593,932
	2022	500,000	1,000,000	2,299,835	—	16,410	3,816,245
	2021	159,295	800,000	3,946,830	—	210	4,906,335
Thomas Pluta President(7)	2023	700,000	2,200,000	7,676,423	—	20,488	10,596,911
Enrico Bruni Managing Director, Head of Europe and Asia Business(8)	2023	371,190	1,753,810	6,055,536	—	50,667	8,231,203
	2022	412,770	2,088,179	1,849,984	—	48,005	4,398,938
	2021	384,750	1,946,427	1,399,992	—	45,201	3,776,370
Justin Peterson Chief Technology Officer	2023	400,000	1,225,000	5,486,536	—	40,797	7,152,333
	2022	400,000	1,350,000	1,609,985	—	38,031	3,398,016
	2021	375,000	1,350,000	1,299,951	—	37,333	3,062,284
(1)Ms. Furber, Mr. Pluta, Mr. Bruni and Mr. Peterson each received an annual bonus in respect of 2023 as described above in the section titled "Compensation
Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Annual Cash Bonuses—NEOs other than the Chief Executive Officer".
(2)The amounts included in the "Stock Awards" column represent the grant date fair value of RSU awards, PRSU awards and PSU awards computed in accordance with FASB ASC Topic 718. Details and assumptions used in calculating the grant date fair value of the RSU, PRSU and PSU awards may be found in Note 2—Significant Accounting Policies and Note 13—Stock-Based Compensation Plans to our consolidated financial statements in our Annual
Report on Form 10-K for the fiscal year ended December 31, 2023. The grant date fair value of PRSU awards included in this column for each executive is based on target performance, which in turn, was based on the Company's estimate of the probable outcome of the performance modifier on the grant date.
The grant date fair value of PSU awards included in this column for each executive is based on a Monte Carlo simulation model. In 2023, the PSUs were a one-time special award for all NEOs other than Mr. Hult as described above in the section titled "Compensation Discussion and Analysis—Fiscal 2023
Compensation Program in Detail—Long-Term Equity Incentives".
The table below sets forth the grant date value of the PRSU and PSU awards assuming the highest level of performance achievement, with such values calculated by multiplying the maximum number of units that each executive may earn under each award (250% of the target number of units) by the per-
share closing market price of our Class A common stock on the trading day prior to the grant date, which was $69.56. Following finalization of the
Company’s audited financials for the fiscal year ended December 31, 2023, a performance modifier of 181.3% was confirmed as having been achieved for the PRSUs granted in 2023.

NEO	PRSU Grant Date Value Based on Maximum Achievement ($)	PSU Grant Date Fair Value Based on Maximum Achievement ($)
Billy Hult	7,499,959	7,298,410
Sara Furber	3,249,843	6,325,265
Thomas Pluta	5,124,833	6,325,265
Enrico Bruni	3,098,724	6,325,265
Justin Peterson	2,387,473	6,325,265
(3)The amounts included in the "Non-Equity Incentive Plan Compensation" column reflect Mr. Hult's earned annual performance bonus, which amounts are based on performance goals set by the Compensation Committee as described above in the section titled "Compensation Discussion and Analysis—Fiscal
2023 Compensation Program in Detail—Annual Cash Bonuses—Chief Executive Officer" and to which he is entitled pursuant to his employment agreement.
(4)The amounts included in the "All Other Compensation" column for 2023 represent (A) for all executives other than Mr. Bruni, (i) financial planning services
(other than Ms. Furber and Mr. Pluta), (ii) executive life insurance, (iii) group life insurance, (iv) matching contributions of $13,200 to each executive's account under the Company’s 401(k) plan, (v) executive long-term disability insurance, and (vi) excess liability insurance (other than Mr. Hult, Ms. Furber and Mr. Pluta), (B) for Mr. Bruni, (i) annual club membership dues and (ii) contributions to and payments in respect of a contributory pension scheme in which he participates in an amount equal to $37,119 in the aggregate and (C) for Mr. Hult, reimbursement of legal expenses incurred in the negotiation of his employment agreement in an amount equal to $20,000. The value of any dividend equivalent rights accrued in respect of RSU, PRSU and PSU grants to the NEOs are not included in the “All Other Compensation” column because those amounts were factored into the grant date fair value for the relevant
RSU, PRSU and PSU grants.

Executive Compensation

2024 PROXY STATEMENT	49
(5)Mr. Hult served as President of the Company during 2021 and 2022. Effective as of January 1, 2023, Mr. Hult was appointed as Chief Executive Officer of the Company.
(6)Ms. Furber was appointed as Chief Financial Officer of the Company effective as of September 7, 2021.
(7)Mr. Pluta was appointed as President of the Company effective as of January 1, 2023.
(8)Amounts included in the "Salary," "Bonus" and "All Other Compensation" columns for Mr. Bruni for 2023 were received in British pounds and are reflected in
U.S. dollars based on a conversion rate of 1.2373.
Grants of Plan-Based Awards
The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31,
2023.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Committee Approval Date	Award Type	Threshold ($)(1)	Target ($)(2)	Maximum ($)	Threshold (#)(3)	Target (#)(4)	Maximum (#)(4)	All Other Stock Awards: Number of Shares of Stock or Units(5)	Grant Date Fair Value of Stock Awards(6)
Billy Hult			2023 Cash Bonus	—	2,250,000	3,375,000	—	—	—	—	—
	3/15/2023	1/20/2023	2023 PRSU	—	—	—	—	43,128	107,820	—	2,999,984
	3/15/2023	1/20/2023	2023 RSU	—	—	—	—	—	—	43,128	2,999,984
	3/15/2023	1/20/2023	2023 PSU	—	—	—	20,985	41,969	104,923	—	4,126,812
Sara Furber	3/15/2023	1/20/2023	2023 PRSU	—	—	—	—	18,688	46,720	—	1,299,937
	3/15/2023	1/20/2023	2023 RSU	—	—	—	—	—	—	18,688	1,299,937
	3/15/2023	1/20/2023	2023 PSU	—	—	—	18,187	36,373	90,933	—	3,576,557
Thomas Pluta	3/15/2023	1/20/2023	2023 PRSU	—	—	—	—	29,470	73,675	—	2,049,933
	3/15/2023	1/20/2023	2023 RSU	—	—	—	—	—	—	29,470	2,049,933
	3/15/2023	1/20/2023	2023 PSU	—	—	—	18,187	36,373	90,933	—	3,576,557
Enrico Bruni	3/15/2023	1/20/2023	2023 PRSU	—	—	—	—	17,819	44,548	—	1,239,490
	3/15/2023	1/20/2023	2023 RSU	—	—	—	—	—	—	17,819	1,239,490
	3/15/2023	1/20/2023	2023 PSU	—	—	—	18,187	36,373	90,933	—	3,576,557
Justin Peterson	3/15/2023	1/20/2023	2023 PRSU	—	—	—	—	13,729	34,323	—	954,989
	3/15/2023	1/20/2023	2023 RSU	—	—	—	—	—	—	13,729	954,989
	3/15/2023	1/20/2023	2023 PSU	—	—	—	18,187	36,373	90,933	—	3,576,557
(1)Mr. Hult is not entitled to compensation in respect of his annual cash bonus for performance at threshold achievement, as described above in the section titled "Compensation Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Annual Cash Bonuses—Chief Executive Officer".
(2)Represents the target amount payable to Mr. Hult in respect of his annual cash bonus opportunity based on performance goals set by the Compensation
Committee as described above in the section titled "Compensation Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Annual Cash
Bonuses—Chief Executive Officer" and to which he is entitled pursuant to his employment agreement.
(3)No RSUs or PRSUs vest for performance at threshold achievement and 50% of PSUs vest for performance at threshold achievement, each as further described above in the section titled "Compensation Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Long-Term Equity
Incentives".
(4)Represents the PRSUs and PSUs granted to the NEOs under the Equity Plan in 2023, including the target number of shares to be awarded and the maximum number of shares to be awarded in the event of a 250% performance modifier, as further described above in the section titled "Compensation
Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Long-Term Equity Incentives".
(5)Represents RSUs granted under the Equity Plan, as further described above in the section titled "Compensation Discussion and Analysis—Fiscal 2023
Compensation Program in Detail—Long-Term Equity Incentives".
(6)The amounts included in this column represent the grant date fair value of RSU awards, PRSU awards and PSU awards computed in accordance with
FASB ASC Topic 718. Details and assumptions used in calculating the grant date fair value of the RSU, PRSU and PSU awards may be found in Note 2—
Significant Accounting Policies and Note 13—Stock-Based Compensation Plans to our consolidated financial statements in our Annual Report on Form 10-
K for the fiscal year ended December 31, 2023. The grant date fair value of PRSU awards included in this column for each executive is based on target performance, which in turn, was based on the Company's estimate of the probable outcome of the performance modifier on the grant date. The grant date fair value of PSU awards included in this column for each executive is based on a Monte Carlo simulation model.

Executive Compensation

50	TRADEWEB
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with our Named Executive Officers
Mr. Hult is party to an employment agreement with TWM LLC. Ms. Furber is party to an offer letter with the
Company. Mr. Bruni is party to an employment agreement with Tradeweb Europe Ltd ("TW Europe"). Mr. Pluta and Mr.
Peterson are not parties to employment agreements.
Mr. Hult— Chief Executive Officer
On February 21, 2023, TWM LLC entered into a new employment agreement with Mr. Hult in connection with his appointment to Chief Executive Officer that amended and restated his prior employment agreement in its entirety. Mr. Hult’s current employment agreement provides for an initial three-year term with automatic annual renewals for additional one-year terms unless either party provides 90 days prior notice of termination. Pursuant to the employment agreement, Mr. Hult is entitled to an annual base salary of $750,000 and is eligible for an annual bonus with a target bonus opportunity equal to
300% of his annual base salary, subject to his employment on the last date of the calendar year, each effective as of January 1,
2023. The annual bonus will be based on Company performance and other criteria for such fiscal year as determined by the
Board or the Compensation Committee in consultation with Mr. Hult. In addition, Mr. Hult will be entitled to: (1) participate in such health and other group insurance and other employee benefit plans and programs of the Company as in effect from time to time on the same basis as other similarly situated senior executives of the Company, (2) six weeks’ vacation per year and (3) reimbursement for an amount up to $30,000 for reasonable, documented legal fees and related expenses incurred in connection with the negotiation of his employment agreement, net of withholding taxes.
Mr. Hult’s employment agreement also includes the following restrictive covenants: (1) perpetual nondisclosure of confidential information, (2) noncompetition during his employment as well as (A) the 24-month period after a "Qualifying
Termination" (as defined below under the section titled "—Potential Payments upon Termination or Change in Control") and
(B) the 12-month period after his termination of employment for any other reason (the "Restriction Period"); (3)
nonsolicitation of employees, customers and clients during the Restriction Period; and (4) mutual nondisparagement following Mr. Hult’s termination.
Mr. Hult’s employment agreement provides for severance upon certain terminations of employment, as described below under the section titled "—Potential Payments upon Termination or Change in Control".
Ms. Furber—Chief Financial Officer
Ms. Furber is party to an offer letter with the Company pursuant to which she is entitled to bonuses in the Company’s discretion and is also entitled to standard employee benefits. Ms. Furber is also subject to covenants of nondisclosure of confidential information, noncompetition and nonsolicitation.
Mr. Bruni—Managing Director, Head of Europe and Asia Business
Mr. Bruni is party to an employment agreement with TW Europe, dated as of November 27, 2002. Mr. Bruni’s employment agreement provides for base salary (to be reviewed annually), eligibility to participate in bonus schemes as determined by the Company, membership in the company’s contributory pension scheme and membership in additional employee benefit plans. Mr. Bruni is entitled to four weeks’ notice prior to a termination without cause, plus an additional week’s notice for each year of employment in excess of two years, up to a maximum of 12 weeks’ notice. TW Europe is permitted to make a payment of his basic salary in lieu of notice. The severance entitlement in Mr. Bruni’s employment agreement is superseded by the Company’s executive severance policy, as described below under the section titled "—
Potential Payments upon Termination or Change in Control—Severance Policy". Mr. Bruni is also subject to restrictive covenants in his equity award agreements granting him RSUs, PRSUs and PSUs including non-competition and non-
solicitation of clients and employees during the one-year period following his termination.
Award Grants Under the Equity Plan
As described in detail above in the section titled "Compensation Discussion and Analysis—Fiscal 2023 Compensation
Program in Detail—Long-Term Equity Incentives", at a Compensation Committee meeting on January 20, 2023, the
Compensation Committee approved equity awards in the form of RSUs, PRSUs and PSUs to the NEOs, to be granted on
March 15th following finalization of the Company’s audited financials for 2023. In connection with these grants, as described above, the number of shares subject to the RSU and PRSU awards was calculated based on a price of $69.56, which was the closing price of the Class A common stock on the trading day prior to the grant date of March 15, 2023. The PSUs awarded were based on a price of $98.33 derived from the Monte Carlo simulation on a binomial model.

Executive Compensation

2024 PROXY STATEMENT	51
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of securities underlying outstanding equity awards held by each of the
NEOs as of the fiscal year ended December 31, 2023.

		Option Awards			Stock Awards
Name	Year of Grant	Number of securities underlying unexercised options exercisable (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested(1) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Billy Hult	2018	242,900	20.59	10/26/2028	—		—		—		—
	2021	—	—	—	57,969	(2)	5,268,223	(3)	—		—
	2022	—	—	—	48,577	(4)	4,414,678	(3)	—		—
	2023	—	—	—	121,319	(5)	11,025,477	(3)	41,969	(6)	3,814,143	(7)
Sara Furber	2021	—	—	—	17,107	(8)	1,554,684	(9)	—		—
	2022	—	—	—	26,896	(10)	2,444,308	(9)	—		—
	2023	—	—	—	52,569	(11)	4,777,471	(9)	36,373	(6)	3,305,578	(12)
Thomas Pluta	2023	—	—	—	82,899	(13)	7,533,861	(14)	36,373	(6)	3,305,578	(15)
Enrico Bruni	2018	167,754	20.59	10/26/2028	—		—		—		—
	2021	—	—	—	22,024	(16)	2,001,541	(17)	—		—
	2022	—	—	—	21,635	(18)	1,966,189	(17)	—		—
	2023	—	—	—	50,125	(19)	4,555,360	(17)	36,373	(6)	3,305,578	(20)
Justin Peterson	2018	10,000	20.59	10/26/2028	—		—		—		—
	2021	—	—	—	18,203	(21)	1,654,289	(22)	—		—
	2022	—	—	—	18,828	(23)	1,711,089	(22)	—		—
	2023	—	—	—	38,620	(24)	3,509,786	(22)	36,373	(6)	3,305,578	(25)
(1)Based on the per-share closing market price of the Class A common stock on December 29, 2023, which was $90.88.
(2)Represents 49,688 PRSUs that vested on January 1, 2024 and 8,281 RSUs that vested on March 15, 2024.
(3)Mr. Hult has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $57,307 for 2021 awards, (ii) $31,648 for 2022 awards and (iii) $27,171 for 2023 awards. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(4)Represents 31,268 PRSUs that will vest on January 1, 2025, 8,655 RSUs that vested on March 15, 2024 and 8,654 RSUs that will vest on March 15, 2025.
(5)Represents 78,191 PRSUs that will vest on January 1, 2026, 14,376 RSUs that vested on March 14, 2024, 14,376 RSUs that will vest on March 15, 2025 and 14,376 RSUs that will vest on March 15, 2026. 2023 PRSUs reflect the number of shares to be earned based on a 181.3% performance modifier.
(6)Represents PSUs that will vest on January 1, 2026, assuming target achievement representing a 100% performance modifier. See "Compensation
Discussion and Analysis—Fiscal 2023 Compensation Program in Detail—Long-Term Equity Incentives" above for additional information regarding the PSU awards.
(7)Mr. Hult has accrued dividend equivalent rights in respect of his grant of PSUs valued at $15,109. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(8)Represents 8,540 PRSUs that vested on January 1, 2024, 4,948 RSUs that will vest on March 31, 2024 and 3,619 RSUs that will vest on March 31, 2025.
(9)Ms. Furber has accrued dividend equivalent rights in respect of her grants of RSUs and PRSUs valued at (i) $13,001 for 2021 awards, (ii) $17,557 for 2022 awards and (iii) $11,773 for 2023 awards. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(10)Represents 17,741 PRSUs that will vest on January 1, 2025, 4,578 RSUs that vested on March 15, 2024 and 4,577 RSUs that will vest on March 15, 2025.
(11)Represents 33,881 PRSUs that will vest on January 1, 2026, 6,229 RSUs that vested on March 15, 2024, 6,230 RSUs that will vest on March 15, 2025 and
6,229 RSUs that will vest on March 15, 2026. 2023 PRSUs reflect the number of shares to be earned based on a 181.3% performance modifier.
(12)Ms. Furber has accrued dividend equivalent rights in respect of her grant of PSUs valued at $13,094. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.

Executive Compensation

52	TRADEWEB
(13)Represents 53,429 PRSUs that will vest on January 1, 2026, 9,823 RSUs that vested on March 15, 2024, 9,824 RSUs that will vest on March 15, 2025 and
9,823 RSUs that will vest on March 15, 2026. 2023 PRSUs reflect the number of shares to be awarded based on a 181.3% performance modifier.
(14)Mr. Pluta has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at $18,556 for 2023 awards. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(15)Mr. Pluta has accrued dividend equivalent rights in respect of his grant of PSUs valued at $13,094. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(16)Represents 18,878 PRSUs that vested on January 1, 2024 and 3,146 RSUs that vested on March 15, 2024.
(17)Mr. Bruni has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $21,772 for 2021 awards, (ii) $14,123 for 2022 awards and (iii) $11,226 for 2023 awards. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(18)Represents 14,271 PRSUs that will vest on January 1, 2025, 3,682 RSUs that vested on March 15, 2024 and 3,682 RSUs that will vest on March 15, 2025.
(19)Represents 32,306 PRSUs that will vest on January 1, 2026, 5,940 RSUs that vested on March 15, 2024, 5,939 RSUs that will vest on March 15, 2025 and
5,940 RSUs that will vest on March 15, 2026. 2023 PRSUs reflect the number of shares to be earned based on a 181.3% performance modifier.
(20)Mr. Bruni has accrued dividend equivalent rights in respect of his grant of PSUs valued at $13,094. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(21)Represents 14,832 PRSUs that vested on January 1, 2024 and 3,371 RSUs that vested on March 15, 2024.
(22)Mr. Peterson has accrued dividend equivalent rights in respect of his grants of RSUs and PRSUs valued at (i) $17,933 for 2021 awards, (ii) $12,290 for
2022 awards and (iii) $8,649 for 2023 awards. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
(23)Represents 12,419 PRSUs that will vest on January 1, 2025, 3,205 RSUs that vested on March 15, 2024 and 3,204 RSUs that will vest on March 15, 2025.
(24)Represents 24,891 PRSUs that will vest on January 1, 2026, 4,576 RSUs that vested on March 15, 2024, 4,577 RSUs that will vest on March 15, 2025 and
4,576 RSUs that will vest on March 15, 2026. 2023 PRSUs reflect the number of shares to be earned based on a 181.3% performance modifier.
(25)Mr. Peterson has accrued dividend equivalent rights in respect of his grant of PSUs valued at $13,094. These dividend equivalent rights are to be paid at the time the underlying award settles and the value is not included in the table above.
Options Exercised and Stock Vested
The following table summarizes the option exercises and stock vested by each of the NEOs during the fiscal year ended
December 31, 2023.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)(2)	Value realized on vesting ($)(3)
Billy Hult	110,000	6,546,022	119,045	8,070,383
Sara Furber	—	—	21,373	1,656,625
Thomas Pluta	—	—	1,123	83,102
Enrico Bruni	—	—	44,931	3,049,270
Justin Peterson	33,550	2,132,705	37,064	2,522,458
(1)This column represents the value realized upon exercise of options during 2023, which was calculated based on the difference between the market price of the Class A common stock at the time of exercise and the exercise price of the option.
(2)This column represents shares in respect of RSUs and PRSUs settled in 2023, including dividends accrued and paid in shares. The total net after-tax number of shares of Class A common stock received from the vesting and settlement of the PRSUs was 23,793 for Mr. Hult, 5,364 for Ms. Furber, 10,005
for Mr. Bruni and 8,213 for Mr. Peterson. Mr. Pluta did not have PRSUs settle in 2023. The total net after-tax number of shares of Class A common stock received from the vesting and settlement of the RSUs was 13,990 for Mr. Hult, 10,400 for Ms. Furber, 1,123 for Mr. Pluta, 6,458 for Mr. Bruni and 4,854 for
Mr. Peterson. No PSUs vested in 2023.
(3)The amounts in this column represent the aggregate dollar value realized upon settlement of RSUs and PRSUs in 2023. No PSUs settled in 2023.
Potential Payments upon Termination or Change in Control
Severance under Employment Agreements
Pursuant to the terms of his employment agreement, Mr. Hult is entitled to receive certain payments or benefits in connection with certain termination events.
If Mr. Hult is terminated by the Company without Cause, as a result of a Company nonrenewal of his employment agreement, or if he resigns for Good Reason (as such terms are defined in his employment agreement) (each, a "Qualifying
Termination"), he is entitled to the following: (1) cash severance equal to two times the sum of (A) his base salary at the rate in effect immediately prior to the date of termination and (B) the average annual bonus earned by Mr. Hult for the two calendar years ending immediately prior to the year of termination (the "Severance Amount"), payable in equal installments on the Company’s regular payroll dates occurring during the 24-month period following the date of termination (such period, the "Severance Period"), (2) a prorated bonus for the year of termination based on the actual performance of the Company for the full year (the "Prorated Bonus"), (3) any earned but unpaid annual bonus for the prior completed fiscal year of the
Company (the "Earned Bonus") and (4) subject to Mr. Hult’s timely election of continuation coverage under the Consolidated

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2024 PROXY STATEMENT	53
Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), and his payment of premiums associated with such coverage, reimbursement for the same portion of the premium costs of continued health benefits for Mr. Hult and his covered dependents that the Company pays in respect of an active employee electing equivalent coverage, on a monthly basis
("Medical Benefit Continuation") for the Severance Period, or through such earlier date on which COBRA coverage for Mr.
Hult and his covered dependents terminates in accordance with COBRA.
In addition, if a Qualifying Termination occurs during the three-month period preceding or the twelve-month period following the date of a Change in Control (as defined in the Equity Plan), Mr. Hult will be entitled to the following: (1) cash severance equal to two and one-half times the sum of (A) his base salary at the rate in effect immediately prior to the date of termination and (B) the average annual bonus earned by Mr. Hult for the two calendar years ending immediately prior to the year of termination (the "CIC Severance Amount"), payable in equal installments on the Company’s regular payroll dates occurring during the 30-month period following the date of termination (such period, the "CIC Severance Period"), (2) the
Prorated Bonus, (3) the Earned Bonus and (4) the Medical Benefit Continuation for the CIC Severance Period, or through such earlier date on which COBRA coverage for Mr. Hult and his covered dependents terminates in accordance with COBRA
(the "CIC Medical Benefit Continuation"). To the extent either the Medical Benefit Continuation or CIC Medical Benefit
Continuation, as applicable, result in Mr. Hult receiving continuation coverage beyond what COBRA requires, the
Company’s obligation under the employment agreement will be satisfied by paying to Mr. Hult on a monthly basis the same amount that it was paying immediately prior to the cessation of the statutory COBRA continuation coverage period.
Mr. Hult’s entitlement to the Severance Amount or CIC Severance Amount, as applicable, the Prorated Bonus and the
Medical Benefit Continuation or CIC Medical Benefit Continuation, as applicable, will in each case be subject to Mr. Hult’s execution and nonrevocation of a release of claims and his continued compliance with the restrictive covenants set forth in the employment agreement.
Pursuant to Mr. Hult’s employment agreement, in the event that any of the payments or benefits would constitute
"parachute payments" ("Parachute Payments") within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code or any interest or penalties with respect to such excise tax (collectively, the "Excise Tax"), then such Parachute Payments to be made to Mr. Hult will be payable either (1) in full or (2) as to such lesser amount which would result in no portion of such Parachute Payments being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in Mr.
Hult's receipt, on an after-tax basis, of the greatest economic benefit under his employment agreement, notwithstanding that all or some portion of such payments or benefits may be subject to the Excise Tax. If a reduction in the Parachute Payment is necessary, then the reduction shall occur in accordance with the terms of the employment agreement.
Severance Policy
Each of the NEOs (other than Mr. Hult) is entitled to severance payments and benefits pursuant to a severance policy maintained by the Company for certain executive officers. In the event of a termination without cause, the executives are entitled to (i) continuation of their base salary for twelve months following termination, (ii) a payment equal to the sum of (A)
their highest annual bonus received in respect of the two most recent calendar years completed prior to their termination, paid at the time bonuses are generally paid to senior executives (the "Reference Bonus Amount"), and (B) the Reference Bonus
Amount prorated for the number of days worked during the calendar year preceding the date of termination, paid at the time when annual bonuses are paid generally to senior executives and (iii) for all NEOs other than Mr. Bruni, reimbursement, on a monthly basis, for the excess costs of continued health benefits for the executive and the executive’s covered dependents under COBRA for one year following termination or until such earlier date on which COBRA coverage terminates in accordance with COBRA. The severance policy is intended to supersede any notice provisions under Mr. Bruni’s employment agreement. Payment of the severance payments and benefits described above is subject to the applicable executive’s execution of a release of claims.
Severance under Equity Awards
Options
Each of Mr. Hult, Mr. Bruni and Mr. Peterson was granted pre-IPO Options under the Option Plan (described above under the section titled "Fiscal 2023 Compensation Program in Detail—Long-Term Equity Incentives"). As of the date hereof, all Options are fully vested. If a participant is terminated for Cause (as defined in the Option Plan) or is in breach of a restrictive covenant in favor of the Company, the Option will be terminated. Upon the termination of the participant’s employment for any reason other than Cause, vested Options will remain outstanding and exercisable for (i) in the case of the participant’s resignation without Good Reason (as defined in the Option Plan), 45 days following the date of resignation, (ii)
in the case of a termination of the participant’s employment by the Company without Cause or by the participant for Good
Reason, the ninety day period following the date of termination or (iii) in the case of a termination of the participant’s

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54	TRADEWEB
employment on account of death or Disability (as defined in the Option Plan), the one year period following the date of termination. If a participant’s employment has terminated due to retirement (as defined in the applicable plan document), the vested Option will remain outstanding until the expiration of its term (or a breach of restrictive covenants by the participant)
or until exercised, if earlier.
RSUs
Each of our NEOs has been granted RSUs under the Equity Plan (as described above under the section titled "Fiscal
2023 Compensation Program in Detail—Long-Term Equity Incentives"). In connection with certain transactions or termination events, the RSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding RSUs will vest on the date of the change in control and will continue to be paid out on their originally scheduled settlement dates; provided, however, that if the change in control constitutes a "Qualified Change of Control", payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction.
Treatment upon Termination. In the event an NEO is terminated (i) without cause, (ii) due to the NEO’s death or disability or (iii) due to the NEO's retirement, the NEO will be entitled to retain the RSUs and the award will continue to be paid out on its originally scheduled settlement dates.
PRSUs
Each of our NEOs has been granted PRSUs under the Equity Plan (as described above under the section titled "Fiscal
2023 Compensation Program in Detail—Long-Term Equity Incentives"). In connection with certain transactions or termination events, the PRSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding PRSUs will fully vest on the date of the change in control and will continue to be paid out on their originally scheduled settlement date;
provided, however, that if the change in control constitutes a "Qualified Change in Control" (generally defined as a change in ownership or effective control for purposes of Section 409A of the Code), payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction. If a change in control occurs prior to the establishment of the performance modifier with respect to a PRSU award, the performance modifier will be
100%.
Treatment upon Termination. For PRSUs granted prior to March 15, 2023, in the event an NEO is terminated (i)
without cause within 180 days prior to the relevant vesting date or (ii) due to the participant’s death or disability, the NEO will be entitled to retain a pro-rated number of the PRSUs, based on days worked during the vesting period (with the first date of the vesting period being January 1 of the year of grant), which will remain eligible to vest and settle on the originally scheduled date. In the event of the NEO’s retirement, the PRSUs will fully vest on the date of retirement and will continue to be paid out on their originally scheduled settlement date.
For PRSUs granted to an NEO other than Mr. Hult on March 15, 2023, in the event such NEO is terminated (i) without cause after the one-year anniversary of the grant date or (ii) due to the NEO's death or disability, the NEO will be entitled to pro-rata vesting as set forth in the immediately preceding paragraph. For PRSUs granted to Mr. Hult on March 15, 2023, in the event he is terminated (i) without Cause (as defined in his employment agreement), (ii) as a result of nonrenewal of his employment agreement, (iii) due to his death or disability or (iv) as a result of his resignation for Good Reason (as defined in his employment agreement), he will be entitled to pro-rata vesting as set forth in the immediately preceding paragraph.
PSUs
Each of our NEOs has been granted PSUs under the Equity Plan (as described above under the section titled "Fiscal
2023 Compensation Program in Detail—Long-Term Equity Incentives"). In connection with certain transactions or termination events, the PSUs will be treated as described below.
Treatment in connection with a Change in Control. In the event of a change in control, any outstanding PSUs will fully vest on the date of the change in control, with the total shareholder return performance modifier determined based on the per-
share price to be paid to the stockholders of the Company in connection with the change in control and will continue to be paid out on their originally scheduled settlement date; provided, however, that if the change in control constitutes a Qualified
Change in Control, payment will be made at the time and in the same form of consideration delivered to the Company’s stockholders in connection with such transaction.
Treatment upon Termination. For PSUs granted to an NEO other than Mr. Hult, in the event such NEO is terminated (i)
without cause, (ii) due to the NEO's death or disability or (iii) upon the NEO's retirement, the NEO will be entitled to retain a pro-rated number of the PSUs at target level of achievement, based on days worked for the vesting period (with the first date of the vesting period being January 1 of the year of grant), which will remain eligible to vest and settle on the originally scheduled date. For PSUs granted to Mr. Hult, in the event he is terminated (i) without Cause (as defined in his employment agreement), (ii) as a result of nonrenewal of his employment agreement, (iii) due to his death or disability, or (iv) as a result of

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2024 PROXY STATEMENT	55
his resignation for Good Reason (as defined in his employment agreement), he will be entitled to pro-rata vesting as set forth in the immediately preceding sentence.
The table below estimates the dollar value of the additional payments and benefits that the NEOs would have been entitled to receive under the plans and arrangements described above, assuming the applicable triggering event occurred on
December 31, 2023. For this purpose, we have assumed a value of $90.88 per share of our Class A common stock, the closing price of the Class A common stock on December 29, 2023.

Executive	Termination without Cause			Termination due to death or Disability		Termination due to Retirement(1)		Change in Control
Billy Hult
Salary Continuation		$1,500,000	(2)	$—		$—		$—
Benefits Continuation		$55,122	(4)	$—		$—		$—
Payment in respect of Bonus		$10,258,500	(5)	$—		$—		$—
Value of Equity Awards:	RSUs:	$6,245,092	(7)	$6,245,092	(7)	$—		$6,245,092	(10)
	PRSUs:	$6,884,311	(8)	$6,884,311	(8)	$—		$14,463,279	(11)
	PSUs:	$1,271,381	(8)	$1,271,381	(8)	$—		$3,814,143	(11)
Total:		$26,214,406		$14,400,784		$—		$24,522,514
Sara Furber
Salary Continuation		$600,000	(3)	$—		$—		$—
Benefits Continuation		$36,748	(4)	$—		$—		$—
Payment in respect of Bonus		$2,000,000	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$3,308,941	(7)	$3,308,941	(7)	$—		$3,308,941	(10)
	PRSUs:	$1,802,484	(8)	$1,802,484	(8)	$—		$5,467,523	(11)
	PSUs:	$1,101,859	(8)	$1,101,859	(8)	$—		$3,305,578	(11)
Total:		$8,850,032		$6,213,284		$—		$12,082,042
Thomas Pluta
Salary Continuation		$700,000	(3)	$—		$—		$—
Benefits Continuation		$36,748	(4)	$—		$—		$—
Payment in respect of Bonus		$2,200,000	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$2,678,234	(7)	$2,678,234	(7)	$—		$2,678,234	(10)
	PRSUs:	$1,618,543	(8)	$1,618,543	(8)	$—		$4,855,628	(11)
	PSUs:	$1,101,859	(8)	$1,101,859	(8)	$—		$3,305,578	(11)
Total:		$8,335,383		$5,398,636		$—		$10,839,439
Enrico Bruni
Salary Continuation		$371,190	(3)	$—		$—		$—
Benefits Continuation		$—		$—		$—		$—
Payment in respect of Bonus		$4,176,358	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$2,574,540	(7)	$2,574,540	(7)	$—		$2,574,540	(10)
	PRSUs:	$2,694,259	(8)	$2,694,259	(8)	$—		$5,948,460	(11)
	PSUs:	$1,101,859	(8)	$1,101,859	(8)	$—		$3,305,578	(11)
Total:		$10,918,206		$6,370,658		$—		$11,828,577
Justin Peterson
Salary Continuation		$400,000	(3)	$—		$—		$—
Benefits Continuation		$36,564	(4)	$—		$—		$—
Payment in respect of Bonus		$2,700,000	(6)	$—		$—		$—
Value of Equity Awards:	RSUs:	$2,136,498	(7)	$2,136,498	(7)	$2,136,498	(7)	$2,136,498	(10)
	PRSUs:	$2,101,933	(8)	$2,101,933	(8)	$4,738,574	(9)	$4,738,574	(11)
	PSUs:	$1,101,859	(8)	$1,101,859	(8)	$1,101,859	(9)	$3,305,578	(11)
Total:		$8,476,854		$5,340,291		$7,976,931		$10,180,650
(1)Mr. Hult, Ms. Furber, Mr. Pluta and Mr. Bruni were not eligible for retirement as of December 31, 2023.
(2)Reflects 24 months base salary continuation. This payment will also become due upon the executive’s resignation for good reason or Company nonrenewal of the executive’s employment agreement.
(3)Reflects 12 months’ base salary continuation. For Mr. Bruni, amount reflected in U.S. dollars based on a conversion rate of 1.2373.
(4)Represents the excess costs of continued health benefits for Ms. Furber, Mr. Pluta and Mr. Peterson and their covered dependents under COBRA for one year following termination. Represents the excess costs of continued health benefits for Mr. Hult and his covered dependents under COBRA for 18 months following termination.
(5)Represents (A) Mr. Hult’s average annual bonus earned for the two calendar years ending immediately prior to the year of termination (for purposes of this table, 2021 and 2022) plus (B) a pro rata bonus for the year of termination based on performance for the year of termination (for purposes of this table, we

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56	TRADEWEB
have included the value of a full year’s bonus). This payment will also become due upon Mr. Hult’s resignation for good reason or Company nonrenewal of the executive’s employment agreement.
(6)Represents (A) the executive’s highest annual bonus earned for the two calendar years ending immediately prior to the year of termination (for purposes of this table, 2021 and 2022) plus (B) a pro rata bonus for the year of termination based on the highest annual bonus earned for the two calendar years ending immediately prior to the year of termination (for purposes of this table, we have included the value of a full year’s bonus).
(7)Represents value of outstanding RSUs as of December 31, 2023, which would remain eligible to vest. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2023.
(8)Represents value of a pro-rated portion of outstanding PRSUs and PSUs which the executive would be entitled to retain, based on days worked for the vesting period (with the first date of the vesting period being January 1st of the year of grant), following termination. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2023. The value included for PRSUs granted in 2023 reflects the number of shares to be awarded based on a 181.3% performance modifier, which performance modifier was deemed achieved based on 2023 performance as of February 9,
2024. The value included for PSUs granted in 2023 reflects the number of shares to be awarded based on target achievement representing a 100%
performance modifier.
(9)Represents value of PRSUs granted in 2021, 2022 and 2023 and value of the PSUs granted in 2023, in each case, that were outstanding as of
December 31, 2023 that would become fully vested on retirement. This amount does not include any amounts with respect to dividends that accrued as of
December 31, 2023. The value included for PRSUs granted in 2023 reflects the number of shares to be awarded based on a 181.3% performance modifier, which performance modifier was deemed achieved based on 2023 performance as of February 9, 2024. The PRSUs granted in 2021 are fully settled as of the date hereof. The value included for PSUs granted in 2023 reflects the number of shares to be awarded based on target achievement representing a
100% performance modifier.
(10)Represents value of outstanding RSUs as of December 31, 2023, which would become fully vested on a change in control. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2023.
(11)Represents value of PRSUs granted in 2021, 2022 and 2023 and the value of the PSUs granted in 2023, in each case, that were outstanding as of
December 31, 2023 that would become fully vested on a change in control. This amount does not include any amounts with respect to dividends that accrued as of December 31, 2023. The value included for PRSUs granted in 2023 reflects the number of shares to be awarded based on a 181.3%
performance modifier, which performance modifier was deemed achieved based on 2023 performance as of February 9, 2024. The PRSUs granted in 2021 are fully settled as of the date hereof. The value included for PSUs granted in 2023 reflects the number of shares to be awarded based on target achievement representing a 100% performance modifier.

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2024 PROXY STATEMENT	57
Pay Ratio Disclosure
In accordance with SEC rules and applying the methodology described below, we calculated the annual total compensation of our median employee (other than our CEO) for fiscal 2023 to be $240,029. As reported in the Summary
Compensation Table for fiscal 2023 in this Proxy Statement, the annual total compensation of our CEO for fiscal 2023 was
$14,307,658. Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2023 was 60:1.
To identify our median employee, we used the following methodology:
•We determined our median employee based on our entire employee population as of December 31, 2023.
•We used a consistently applied compensation measure that included the sum of each employee’s base salary
(including overtime earned in 2023), bonuses and commissions earned in 2023 and the grant date fair value of all equity granted in 2023.
•We annualized the base salaries for employees who were employed by us for less than the entire calendar year.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the annual plan rate for the year ended December 31, 2023.
Using this approach, we identified our median employee and then calculated the annual total compensation of this employee for 2023 in accordance with the requirements of the Summary Compensation Table.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive "compensation actually paid" (calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to "Executive Compensation—Compensation Discussion and
Analysis".

Year	Summary Compensation Table Total for PEO (Hult) ($)(1)	Compensation Actually Paid to PEO (Hult) ($)(2)	Summary Compensation Table Total for PEO (Olesky) ($)(1)	Compensation Actually Paid to PEO (Olesky) ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(5)	Constant Currency Revenue Change (%)(6)
							Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)
2023	$14,307,658	$25,769,303	$—	$—	$8,643,595	$14,815,455	$199.77	$131.91	$419,503,000	12.2%
2022	$—	$—	$17,370,247	$(6,603,081)	$5,461,901	$(613,799)	$142.08	$113.64	$359,613,000	14.0%
2021	$—	$—	$14,771,567	$110,340,110	$5,375,755	$23,246,352	$218.10	$131.62	$273,108,000	19.3%
2020	$—	$—	$12,312,994	$66,016,725	$4,759,476	$17,470,321	$135.50	$99.47	$218,390,000	14.5%
(1)Mr. Hult became our principal executive officer ("PEO") effective January 1, 2023, succeeding Mr. Olesky. The names of each of the NEOs (excluding our then-current PEO) included for purposes of calculating the average amounts in each applicable year are as follows (collectively, our "Non-PEO NEOs"): (i)
for 2023, Sara Furber, Thomas Pluta, Enrico Bruni and Justin Peterson; (ii) for 2022, Sara Furber, Billy Hult, Enrico Bruni and Justin Peterson; (iii) for 2021,
Robert Warshaw, Sara Furber, Billy Hult, Enrico Bruni and Justin Peterson; and (iv) for 2020, Robert Warshaw, Billy Hult, Enrico Bruni and Justin Peterson.
(2)The dollar amounts reported represent the amount of "compensation actually paid", as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	Year	Reported Summary Compensation Table Total	Reported Grant Date Fair Value of Equity Awards in SCT(a)	Equity Award Adjustments(b)	Compensation Actually Paid
Billy Hult	2023	$14,307,658	$10,126,779	$21,588,424	$25,769,303
Average of Non-PEO NEOs	2023	$8,643,595	$6,348,732	$12,520,592	$14,815,455
(a)Represents the grant date fair value of equity awards as reported in the "Stock Awards" columns in the Summary Compensation Table ("SCT") in this
Proxy Statement.

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58	TRADEWEB
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the year; (iii) for awards that are granted and vest in the same year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi)
the dollar value of any dividends or other earnings paid on stock or option awards in the year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value During the Fiscal Year Through the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
Billy Hult	2023	$18,482,789	$2,764,869	$—	$244,691	$—	$96,076	$21,588,424
Average of Non-PEO NEOs	2023	$11,557,099	$808,946	$—	$110,823	$—	$43,724	$12,520,592
(3)The dollar amounts reported represent the amount of cumulative total return for the Class A common stock ("Company Cumulative TSR") calculated as of the end of each measurement period based on an initial investment of $100 in the Class A common stock on December 31, 2019, assuming the reinvestment of all dividends.
(4)The dollar amounts reported represent the amount of cumulative total return for the Dow Jones US Financials Index (“Peer Group Cumulative TSR”)
calculated as of the end of each measurement period based on an initial investment of $100 in shares of the Dow Jones US Financials Index on December
31, 2019, assuming the reinvestment of all dividends.
(5)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(6)The percentage amounts reported represent the constant currency revenue change, which is a non-GAAP financial measure, defined as total revenue change excluding the effects of foreign currency fluctuations. Total revenue excluding the effects of foreign currency fluctuations is calculated by translating the current period and prior period’s total revenue using the annual average exchange rates for the prior period.
Financial Performance Measures
As described in greater detail in "Executive Compensation—Compensation Discussion and Analysis", the Company’s
executive compensation program reflects a variable pay-for-performance philosophy. The performance metrics that we use for both our long-term and short-term incentive awards are selected based on the objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the
Company’s performance are as follows:
•Constant Currency Revenue Change
•Constant Currency Adjusted EBITDA Margin
•Total Shareholder Return
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section "Executive Compensation—Compensation Discussion and Analysis", the
Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, including non-financial performance measures, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the
Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
From 2022 year-end to 2023 year-end, the Company’s Cumulative TSR increased 41% to $199.77, while the Peer
Group Cumulative TSR increased 16% to $131.91, the compensation actually paid to the PEO increased $32.4 million during
2023 as compared to 2022 and the average of the compensation actually paid to the Non-PEO NEOs increased $15.4 million.
The significant increases in both the compensation actually paid to the PEO and the average of the Non-PEO NEOs, both

Executive Compensation

2024 PROXY STATEMENT	59
going from a negative number to a positive, was primarily driven by the increase in fair value of equity awards granted in both the current and prior years, compared to declines in the prior year, and is consistent with the increase in the Company’s
Cumulative TSR and the significant component of executive compensation paid in equity.
From 2021 year-end to 2022 year-end, the Company’s Cumulative TSR decreased 35% to $142.08, while the Peer
Group Cumulative TSR decreased 14% to $113.64, the compensation actually paid to the PEO decreased 106% during 2022, as compared to 2021 and the average of the compensation actually paid to the Non-PEO NEOs decreased 103%. The significant declines in both the compensation actually paid to the PEO and the average of the Non-PEO NEOs was primarily driven by the decline in fair value of equity awards granted in both the current and prior years and is consistent with the decline in the Company’s Cumulative TSR and the significant component of executive compensation paid in equity.
From 2020 year-end to 2021 year-end, the Company’s Cumulative TSR increased 61% to $218.10, while the Peer
Group Cumulative TSR increased 32% to $131.62, the compensation actually paid to the PEO increased 67% during 2021, as compared to 2020 and the average of the compensation actually paid to the Non-PEO NEOs increased 33%. The significant increases in both the compensation actually paid to the PEO and the average of the Non-PEO NEOs was primarily driven by the increase in fair value of equity awards granted in both the current and prior years and is consistent with the increase in the
Company’s Cumulative TSR and the significant component of executive compensation paid in equity.
From 2019 year-end to 2020 year-end, the Company’s Cumulative TSR increased 36% to $135.50, while the Peer
Group Cumulative TSR decreased 1% to $99.47.
The graphic below illustrates the relationship between compensation actually paid to the Company’s Cumulative TSR, as well as the relationship between the Company’s Cumulative TSR to the Peer Group Cumulative TSR for each of the periods described above.
Compensation Actually Paid and Net Income
From 2022 year-end to 2023 year-end, net income increased 17%, the compensation actually paid to the PEO increased
$32.4 million and the average of the compensation actually paid to the Non-PEO NEOs increased $15.4 million. The primary driver of the increase in compensation actually paid in 2023, a significant component of which is compensation paid in equity, was the positive equity award adjustments driven by a current year increase in fair value of equity awards granted in the current and prior years, in comparison to a prior year decline in fair value of equity awards granted in the current and prior years. Therefore, the increase in net income, representing the Company’s strong performance during the year, did directionally correlate with the increases in compensation actually paid during the year, as the increase in net income correlated with the stock price appreciation during the year.
From 2021 year-end to 2022 year-end, net income increased 32%, while the compensation actually paid to the PEO decreased 106%, and the average of the compensation actually paid to the Non-PEO NEOs decreased 103%, as compared to
2021. The increase in net income, representing the Company’s strong performance during the year, did not directionally correlate with the declines in compensation actually paid as the increase in net income did not correlate with the stock price depreciation during the year. Declines in the compensation actually paid were primarily driven by declines in the fair value of equity awards granted in both the current and prior years, resulting in negative equity award adjustments. Equity awards are a

Executive Compensation

60	TRADEWEB
significant component of executive compensation and therefore these adjustments have a significant impact on compensation actually paid.
From 2020 year-end to 2021 year-end, net income increased 25%, the compensation actually paid to the PEO increased
67% and the average of the compensation actually paid to the Non-PEO NEOs increased 33%. The primary driver of the increase in compensation actually paid in 2021, a significant component of which is compensation paid in equity, was the positive equity award adjustments driven by the increase in fair value of equity awards granted in both the current and prior years. Therefore, the increase in net income, representing the Company’s strong performance during the year, did directionally correlate with the increases in compensation actually paid during the year, as the increase in net income correlated with the stock price appreciation during the year.
From 2019 year-end to 2020 year-end, net income increased 26%.
The graphic below illustrates the relationship between compensation actually paid to the Company’s net income for each of the periods described above.

COMPENSATION ACTUALLY PAID VS. NET INCOME
Compensation Actually Paid (CAP) in thousands of USD
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$(20,000)
Net Income in millions of USD
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
2020
2021
2022
2023
CAP to PEO
CAP to Non-PEO NEO's
Net Income

Compensation Actually Paid and Constant Currency Revenue Change
From 2022 year-end to 2023 year-end, constant currency revenue increased 12.2%, the compensation actually paid to the PEO increased $32.4 million and the average of the compensation actually paid to the Non-PEO NEOs increased $15.4 million. Our constant currency revenue change directly correlated with the increase in the "Non-Equity Incentive Plan
Compensation" component of compensation actually paid to Mr. Hult, as his annual performance bonus was based, in part, on constant currency revenue growth targets, which achieved the maximum payout performance goals set by the Compensation
Committee for 2023. The number of PRSUs granted during 2023 to both the PEO and Non-PEO NEOs were also positively impacted by achieving above the target constant currency revenue change goals set for 2023 (which, when combined with the constant currency Adjusted EBITDA margin performance, resulted in the application of a total 181.3% performance modifier to the awards). However, the primary driver of the increase in compensation actually paid during 2023 was the positive equity award adjustments, primarily driven by the current year increase in fair value of equity awards granted in both the current and prior years, in comparison to a prior year decline, as a result of stock price appreciation during the year and the significant component of executive compensation paid in equity.
From 2021 year-end to 2022 year-end, constant currency revenue increased 14%, while the compensation actually paid to the PEO decreased 106%, and the average of the compensation actually paid to the Non-PEO NEOs decreased 103%, as compared to 2021. Our constant currency revenue change directly correlated with the decline in the "Non-Equity Incentive
Plan Compensation" component of compensation actually paid to Messrs. Olesky and Hult (as one of the Non-PEO NEOs) as
their annual performance bonuses were based, in part, on constant currency revenue growth targets, which did not reach the maximum payout performance goals set by the Compensation Committee for 2022 where such maximum payout goals were

Executive Compensation

2024 PROXY STATEMENT	61
reached in 2021 and 2020. The number of PRSUs granted during 2022 to both the PEO and Non-PEO NEOs were also negatively impacted by not reaching the maximum payout performance goals set for 2022 (impacting the performance modifier applicable for the award). By linking the performance modifier for PRSUs to important metrics of Company business performance, including constant currency revenue growth, the NEOs’ interests are aligned with those of stockholders to drive revenue and margin growth. Declines in the compensation actually paid were primarily driven by the decline in fair value of equity awards granted in both the current and prior years, resulting in negative equity award adjustments, which equity awards are a significant component of executive compensation and therefore these adjustments have a significant impact on compensation actually paid.
From 2020 year-end to 2021 year-end, constant currency revenue increased 19.3%, the compensation actually paid to the PEO increased 67% and the average of the compensation actually paid to the Non-PEO NEOs increased 33%. Our constant currency revenue change directly correlated with the increase in the "Non-Equity Incentive Plan Compensation"
component of compensation actually paid to Messrs. Olesky and Hult (as one of the Non-PEO NEOs) as their annual performance bonuses were based, in part, on constant currency revenue growth targets, which achieved the maximum payout performance goals set by the Compensation Committee for 2021. The number of PRSUs granted during 2021 to both the PEO and Non-PEO NEOs were also positively impacted by achieving the maximum payout performance goals set for 2021
(resulting in the application of the maximum performance modifier for the award). However, the primary driver of the change in compensation actually paid during 2021 was the positive equity award adjustments, primarily driven by the increase in fair value of equity awards granted in both the current and prior years, as a result of stock price appreciation during the year and the significant component of executive compensation paid in equity.
From 2019 year-end to 2020 year-end, constant currency revenue increase was 14.5%.
The graphic below illustrates the relationship between compensation actually paid to the Company’s constant currency revenue change for each of the periods described above.
Director Compensation
During fiscal 2023, members of the Board were compensated for their service pursuant to the terms of the Company’s
Non-Employee Director Compensation Policy. In 2023, each of Mr. Aigrain, Mr. Berns, Mr. Dixon, Mr. Ganeles, Ms. Madoff
and Ms. Yared was entitled to an annual retainer of $100,000 and an annual grant of RSUs with a value of $150,000 at the time of grant. Pursuant to the Company's Non-Employee Director Compensation Policy, for new directors, the RSUs may be granted in connection with the director’s appointment to the Board or at the next occurring annual meeting of stockholders, in the Board’s discretion. For continuing directors, RSUs are granted on the date of the annual meeting of stockholders and vest on the one-year anniversary of the grant date. In 2023, the following directors received grants in the amounts and on the vesting schedules set forth below:

Executive Compensation

62	TRADEWEB

Name	# of RSUs granted	Vest Date
Jacques Aigrain	3,427	May 15, 2024
Steven Berns	2,280	May 15, 2024
Troy Dixon	2,486	May 15, 2024
Scott Ganeles	2,362	May 15, 2024
Paula Madoff	3,138	May 15, 2024
Lee Olesky(1)	4,620	December 31, 2023
Rana Yared	1,627	May 15, 2024
(1) Mr. Olesky forfeited 2,310 shares of the grant in connection with his retirement on June 30, 2023.
Pursuant to the Company’s Non-Employee Director Compensation Policy, for cash compensation, Chairpersons are eligible to receive an additional $50,000 for the Chairperson of the Board, $30,000 for the Chairperson of the Audit
Committee, $25,000 for the Chairperson of the Compensation Committee and $20,000 for the Chairperson of the Nominating
and Corporate Governance Committee. Non-Chairperson committee members are eligible to receive $15,000 for service on the Audit Committee, $12,500 for service on the Compensation Committee and $10,000 for service on the Nominating and
Corporate Governance Committee. In addition, the Lead Independent Director is entitled to receive $30,000 for their service as lead independent director. For equity compensation, the Chairperson is entitled to receive an additional annual equity award composed of RSUs valued at $150,000, for a total annual award value of $300,000. The Lead Independent Director is entitled to receive an additional award composed of RSUs valued at $30,000, for a total annual award value of $180,000.
In addition to the above, all non-employee directors were reimbursed for out-of-pocket expenses incurred in attending
Board and committee meetings and for the reasonable and documented expenses incurred to attend programs designed to provide continuing education.
The following table summarizes the compensation paid to directors for the fiscal year ended December 31, 2023, except for Mr. Hult and Mr. Pluta, whose compensation is summarized above in the table entitled "Executive Compensation Tables
—Summary Compensation Table".

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jacques Aigrain	160,000	249,500	409,500
Balbir Bakhshi	—	—	—
Steven Berns	130,000	166,000	296,000
Troy Dixon(2)	98,750	181,000	279,750
Scott Ganeles	127,500	172,000	299,500
Catherine Johnson(3)	—	—	—
Paula Madoff	182,500	228,500	411,000
Lee Olesky(4)	75,000	300,000	375,000
Murray Roos	—	—	—
Rana Yared	115,000	118,500	233,500
(1)The amounts included in the "Stock Awards" column represent the grant date fair value of RSUs computed in accordance with FASB ASC Topic 718.
Details and assumptions used in calculating the grant date fair value of the restricted stock unit awards may be found in Note 13—Stock-Based
Compensation Plans to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In addition, as of December 31, 2023, Mr. Aigrain held 1,418 RSUs, Mr. Berns held 731 RSUs, Mr. Ganeles held 8,729 RSUs and Ms. Madoff held 8,729 RSUs. Neither
Mr. Dixon nor Ms. Yared held RSUs pursuant to the Equity Plan as of December 31, 2023.
(2)Mr. Dixon was appointed to the Board effective as of March 1, 2023.
(3)Ms. Johnson was appointed to the Board effective as of May 15, 2023.
(4)Mr. Olesky retired from the Board effective as of June 30, 2023.
In addition, Lisa Opoku was appointed to the Board on March 7, 2024. She is eligible to receive annual cash compensation of $100,000 and an annual grant of RSUs with an aggregate value of $150,000, each prorated to reflect days of service.

Executive Compensation

2024 PROXY STATEMENT	63
Securities Authorized for Issuance Under Equity
Compensation Plans
The following table provides information about shares of the Class A common stock authorized for issuance under all of our equity compensation plans as of December 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,563,390	(1)	$24.37	(2)	5,889,066	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,563,390		—		5,889,066
(1)Includes 1,023,384 shares of common stock that may be issued pursuant to outstanding RSUs, 251,113 shares of common stock that may be issued pursuant to outstanding PSUs and 1,276,717 shares of common stock that may be issued pursuant to outstanding PRSUs under the Equity Plan; and
1,012,176 shares of common stock that may be issued pursuant to outstanding stock options under the Option Plan. The number of PRSUs set forth above includes PRSUs for which performance has already been measured (and achieved based on a performance modifier of 181.3%) but, as of December 31,
2023, remained subject to time-based vesting.
(2)The weighted average exercise price does not take into account RSU, PRSU or PSU awards.
(3)Includes 5,407,444 shares of common stock that remain available for issuance under the Equity Plan; and 481,622 shares of common stock that remain available for issuance under the Option Plan. No additional awards are permitted to be issued under the PRSU Plan.

64	TRADEWEB
Certain Relationships and Related Person Transactions
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written policy providing that the Audit Committee will review and approve (or disapprove) or ratify transactions in excess of $120,000 of value in which we participate and in which a related person (as defined below) has or will have a direct or indirect material interest. Under this policy, the Audit Committee is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After consideration of the relevant information, the Audit Committee is to approve only those related person transactions that the Audit Committee determines are not inconsistent with the best interests of the Company. In particular, our policy with respect to related person transactions requires our Audit Committee to consider the relationship of the related person to the Company, the nature and extent of the related party’s interest in the transaction, the material terms of the transaction, the importance and fairness of the transaction both to the Company and to the related person, the business rationale for engaging in the transaction, whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company and whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any. In general, a "related person" is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or an immediate family member of any of the foregoing persons.
The following is a description of transactions since January 1, 2023 in which we were or are to be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties. To the extent there are pre-IPO transactions described below they were entered into prior to the adoption of our related person transactions policy.
Certain of the disclosures in this section are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful.
TRANSACTIONS WITH REFINITIV
We maintain a shared services agreement with Refinitiv, which indirectly owns a majority of our voting power. Under the terms of the shared services and other agreements, Refinitiv provides us with certain market data, office space, finance,
HR and other administrative services. The shared services agreement was amended in June 2016 to continue to be in effect in perpetuity, except that the agreement will automatically terminate upon termination of the market data license agreement. In addition, either party can terminate the shared services agreement with respect to one or more services upon written notice delivered, in the case of termination effective at the end of the then-current calendar year, 90 days prior to the end of such calendar year or, in the case of termination effective at any other date, at least six months prior to such date. During the year ended December 31, 2023, we incurred fees of approximately $3.0 million relating to these services.
In October 2023, we signed an amended and restated two-year market data license agreement with an affiliate of LSEG
(referred to as "LSEG Data & Analytics", formerly referred to as "Refinitiv"), pursuant to which LSEG will continue to use and distribute certain of our data directly to LSEG customers through its flagship financial platforms, LSEG Workspace,
Datascope, LSEG Pricing Service and Tick History. The 2023 agreement, which was effective on November 1, 2023, replaced an existing agreement that was initiated in 2010 and most recently renewed in 2018. The agreement includes customary termination provisions, including in the event of a material breach that is not cured within 30 days of receipt of written notice. During the year ended December 31, 2023, we earned approximately $64.3 million of revenue under this agreement.
From time to time, we enter into transactions with certain of our 5% stockholders listed under the heading “Security
Ownership of Certain Beneficial Owners and Management”, including Refinitiv and its affiliates, that are not considered to be related party transactions required to be disclosed under SEC rules.
RELATED PERSON TRANSACTIONS ENTERED INTO IN CONNECTION WITH THE IPO
In connection with the Reorganization Transactions, we engaged in certain transactions with certain of our directors, executive officers and other persons and entities, including those which are holders of 5% or more of our voting securities.

2024 PROXY STATEMENT	65
TWM LLC Agreement
We operate our business through TWM LLC and its subsidiaries. In connection with the IPO, we and the owners of
TWM LLC prior to the Reorganization Transactions (including the Refinitiv Owners, the Bank Members named therein (such
Bank Members, the "Bank Stockholders") and members of management, the "Original LLC Owners") that received LLC
Interests entered into TWM LLC’s fifth amended and restated limited liability company agreement, which we refer to as the
"TWM LLC Agreement". As of March 13, 2024, there are no remaining Bank Stockholders. The operations of TWM LLC, and the rights and obligations of the holders of LLC Interests, are set forth in the TWM LLC Agreement.
Appointment as Manager. Under the TWM LLC Agreement, we are a member and the sole manager of TWM LLC. As the sole manager, we are able to control all of the day-to-day business affairs and decision-making of TWM LLC without the approval of any other member, unless otherwise stated in the TWM LLC Agreement. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of TWM LLC and the day-to-day management of
TWM LLC’s business. Pursuant to the terms of the TWM LLC Agreement, we cannot, under any circumstances, be removed as the sole manager of TWM LLC except by our election.
Compensation. We are not entitled to compensation for our services as manager. We are entitled to reimbursement by
TWM LLC for fees and expenses incurred on behalf of TWM LLC, including all expenses associated with maintaining our existence as a separate legal entity.
Recapitalization. The TWM LLC Agreement recapitalized the units held by the members of TWM LLC at the time of the Reorganization Transactions into a single class of common membership units, which we refer to as the "LLC Interests".
The TWM LLC Agreement also reflects a split of LLC Interests such that one LLC Interest could be acquired with the net proceeds received in the IPO from the sale of one share of the Class A common stock. Each LLC Interest entitles the holder to a pro rata share of the net profits and net losses and distributions of TWM LLC.
Distributions. In connection with any tax period, the TWM LLC Agreement requires TWM LLC to make distributions to its members, on a pro rata basis in proportion to the number of LLC Interests held by each member, of cash until each member (other than us) has received an amount at least equal to its assumed tax liability and we have received an amount sufficient to enable us to timely satisfy all of our U.S. federal, state and local and non-U.S. tax liabilities. To the extent that any member would not receive its percentage interest of the aggregate tax distribution, the tax distribution for such member will be increased to ensure that all distributions are made pro rata in accordance with such member’s percentage interest. Tax distributions will also be made only to the extent all distributions from TWM LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The TWM LLC
Agreement also allows for distributions to be made by TWM LLC to its members on a pro rata basis out of distributable cash.
We expect TWM LLC may make distributions out of distributable cash periodically to the extent permitted by any agreements governing our indebtedness, as applicable, and necessary to enable us to cover our operating expenses and other obligations, including any payments under the Tax Receivable Agreement, as well as to make expected dividend payments, if any, to the holders of the Class A common stock and Class B common stock.
LLC Interest Redemption Right. Subject to certain restrictions set forth therein, the TWM LLC Agreement provides a redemption right to the Original LLC Owners (including certain of the Bank Stockholders and members of management and excluding the Refinitiv LLC Owner) that continue to own LLC Interests after the completion of the IPO and Reorganization
Transactions (the "Other LLC Owners", and together with the Refinitiv LLC Owner, the "Continuing LLC Owners"), which entitles them to have their LLC Interests redeemed, at the election of each such person, for newly issued shares of our Class A common stock or Class B common stock, as applicable, on a one-for-one basis (subject to customary adjustments, including for stock splits, stock dividends and reclassifications) or, at our option, as determined by or at the direction of our Board, which includes directors who hold LLC Interests or are affiliated with holders of LLC Interests and may include such directors in the future, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest redeemed or exchanged (subject to customary adjustments, including for stock splits, stock dividends and reclassifications). In the event we elect to make a cash payment, a Continuing LLC Owner has the option to rescind its redemption request within a specified time period. Upon the exercise of the redemption right, the redeeming member will surrender its LLC Interests to TWM LLC. The TWM LLC Agreement requires that we contribute cash or shares of the Class A common stock or Class B common stock to TWM LLC in exchange for an amount of newly issued LLC
Interests in TWM LLC that will be issued to us equal to the number of LLC Interests redeemed (and thereafter cancelled)
from the Continuing LLC Owner to the extent required so as to maintain a one-to-one ratio between the number of LLC
Interests owned by us and the number of outstanding Class A common stock and Class B common stock. TWM LLC will then distribute the cash or shares of our Class A common stock or Class B common stock, as the case may be, to such
Continuing LLC Owner to complete the redemption. In the event of such election by a Continuing LLC Owner we may, at our option, effect a direct exchange of cash or Class A common stock or Class B common stock for such LLC Interests of the redeeming members in lieu of such redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the aggregate number of shares of Class A common stock and Class B

Certain Relationships and Related Person Transactions

66	TRADEWEB
common stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).
Issuance of LLC Interests Upon Exercise of Options or Issuance of Other Equity Compensation. Upon the exercise of options issued by us, or the issuance of other types of equity compensation by us (such as the issuance of restricted or non-
restricted stock, payment of bonuses in stock or settlement of stock appreciation rights in stock), we will be required to acquire from TWM LLC a number of LLC Interests equal to the number of shares of Class A common stock being issued in connection with the exercise of such options or issuance of other types of equity compensation. When we issue shares of
Class A common stock in settlement of stock options granted to persons that are not officers or employees of TWM LLC or its subsidiaries, we will make, or be deemed to make, a capital contribution to TWM LLC equal to the aggregate value of such shares of Class A common stock and TWM LLC will issue to us a number of LLC Interests equal to the number of shares of
Class A common stock we issued. When we issue shares of Class A common stock in settlement of stock options granted to persons that are officers or employees of TWM LLC or its subsidiaries, we will be deemed to have sold directly to the person exercising such award a portion of the value of each share of Class A common stock equal to the exercise price per share and we will be deemed to have sold directly to TWM LLC (or the applicable subsidiary of TWM LLC) the difference between the exercise price and market price per share for each such share of Class A common stock. In cases where we grant other types of equity compensation to employees of TWM LLC or its subsidiaries, on each applicable vesting date we will be deemed to have sold to TWM LLC (or such subsidiary) the number of vested shares at a price equal to the market price per share, TWM
LLC (or such subsidiary) will deliver the shares to the applicable person and we will be deemed to have made a capital contribution in TWM LLC equal to the purchase price for such shares in exchange for an equal number of LLC Interests.
Maintenance of one-to-one ratio of shares of Class A common stock, Class B common stock and LLC Interests owned by Tradeweb. The TWM LLC Agreement requires that TWM LLC at all times maintain (x) a one-to-one ratio between the number of shares of Class A common stock and Class B common stock issued by us and the number of LLC Interests owned by us and (y) a one-to-one ratio between the number of shares of Class C common stock and Class D common stock issued by us and the number of LLC Interests owned by the holders of such Class C common stock and Class D common stock.
Transfer Restrictions. The TWM LLC Agreement generally does not permit transfers of LLC Interests by members, subject to limited exceptions. Any transferee of LLC Interests must assume, by operation of law or written agreement, all of the obligations of a transferring member with respect to the transferred units, even if the transferee is not admitted as a member of TWM LLC.
Dissolution. The TWM LLC Agreement provides that the decision of the manager (pursuant to a unanimous decision of our Board) together with the Majority Members (as defined in the TWM LLC Agreement) will be required to voluntarily dissolve TWM LLC. In addition to a voluntary dissolution, TWM LLC will be dissolved upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed to satisfy all of TWM LLC’s debts, liabilities and obligations (including all expenses incurred in liquidation) and the remaining assets of TWM LLC will be distributed to the members pro-rata in accordance with their respective percentage ownership interests in TWM LLC (as determined based on the number of LLC Interests held by a member relative to the aggregate number of all outstanding LLC Interests).
Confidentiality. Each member agrees to maintain the confidentiality of TWM LLC’s confidential information. This obligation excludes (i) information that is independently obtained or developed by the members, (ii) information that is in the public domain or otherwise disclosed to a member not in violation of a confidentiality obligation and (iii) disclosures required by law or judicial process or approved by our or TWM LLC’s chief executive officer, chief financial officer or general counsel.
Indemnification and Exculpation. The TWM LLC Agreement provides for indemnification of the manager and officers of TWM LLC and its subsidiaries. To the extent permitted by applicable law, TWM LLC will indemnify us, as its sole manager, and our authorized officers from and against any losses, liabilities, damages, expenses, fees or penalties incurred by any acts or omissions of these persons, provided that the acts or omissions of these indemnified persons are not the result of gross negligence, bad faith, willful misconduct or knowing violation of law, or for any present or future breaches of any representations, warranties, covenants or obligations in the TWM LLC Agreement or in the other agreements with TWM
LLC.
We, as the sole manager of TWM LLC, and our affiliates and our respective agents, will not be liable to TWM LLC or its members for damages incurred by any acts or omissions of these persons, provided that the acts or omissions of these exculpated persons are not the result of bad faith, willful misconduct or knowing violation of law, or for any present or future breaches of any representations, warranties, covenants or obligations in the TWM LLC Agreement in the other agreements with TWM LLC.
Amendments. The TWM LLC Agreement may be amended with the consent of the holders of a majority in voting power of the outstanding LLC Interests, including the sole manager, and in case of any amendment that materially and adversely modifies the LLC Interests (or the rights, preferences or privileges thereof) then held by any members in any materially disproportionate manner to those then held by any other members, the consent of a majority in interest of such

Certain Relationships and Related Person Transactions

2024 PROXY STATEMENT	67
disproportionately affected members. Notwithstanding the foregoing, no amendment to any of the provisions that expressly require the approval or action of certain members may be made without the consent of such members and no amendment to the provisions governing the authority and actions of the sole manager or the dissolution of TWM LLC may be amended without the consent of the sole manager.
Tax Receivable Agreement
We expect to obtain an increase in our share of the tax basis of the assets of TWM LLC (i) when a Continuing LLC
Owner receives shares of Class A common stock or Class B common stock, as applicable, or, at our election, cash in connection with an exercise of such Continuing LLC Owner’s right to have its LLC Interests redeemed by TWM LLC or, at our election, exchanged and (ii) in connection with the disposition by a Continuing LLC Owner of its LLC Interests for cash, including in connection with the IPO and our October 2019 and April 2020 follow-on offerings (such basis increase, the
"Basis Adjustments"). We intend to treat such acquisition of LLC Interests as our direct purchase of LLC Interests from a
Continuing LLC Owner for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are redeemed by TWM LLC or sold to us. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may reduce our tax liability by increasing certain deductions (for example, our depreciation, depletion and amortization deductions) or decreasing gains (or increasing losses)
on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
In connection with the IPO, we entered into the Tax Receivable Agreement (the "TRA") with TWM LLC and the
Continuing LLC Owners. The TRA provides for the payment by us to the Continuing LLC Owners who dispose of LLC
Interests for cash in connection with any offering, or receive shares of our Class A common stock or Class B common stock or cash, as applicable, in connection with an exchange or redemption of LLC Interests, of 50% of the amount of U.S. federal, state and local income or franchise tax savings, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of the transactions with such Continuing LLC Owners, including increases in the tax basis of the assets of
TWM LLC attributable to payments made under the TRA and deductions attributable to imputed interest and other payments of interest pursuant to the TRA. TWM LLC will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange of LLC Interests for shares of Class A common stock or Class B common stock, as applicable, or cash occurs. These TRA payments are not conditioned upon any continued ownership interest in either
TWM LLC or us by any Continuing LLC Owner. The rights of each Continuing LLC Owner under the TRA are assignable to transferees of its LLC Interests (other than us as transferee pursuant to subsequent redemptions (or exchanges) of the transferred LLC Interests). We expect to benefit from the remaining 50% of tax benefits, if any, that we may actually realize.
The actual Basis Adjustments, as well as any amounts paid to the Continuing LLC Owners under the TRA, will vary depending on a number of factors, including:
•the timing of any subsequent redemptions or exchanges—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of TWM LLC at the time of each redemption or exchange;
•the price of shares of the Class A common stock at the time of redemptions or exchanges—the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of the Class A common stock at the time of each redemption or exchange; and
•the amount and timing of our income—the TRA generally will require us to pay 50% of the tax benefits as and when those benefits are treated as realized under the terms of the TRA. If we do not have taxable income, we generally will not be required (absent a change in control or other circumstances requiring an early termination payment) to make payments under the TRA for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in future taxable years. The utilization of any such tax attributes will result in payments under the TRA.
For purposes of the TRA, cash savings in income and franchise tax will be computed by comparing our actual income and franchise tax liability to the amount of such taxes that we would have been required to pay (with an assumed tax rate for state and local tax purposes) had there been no Basis Adjustments and had the TRA not been entered into. The TRA will generally apply to each of our taxable years, beginning with the first taxable year ending after the IPO. There is no maximum term for the TRA; however, the TRA may be terminated by us pursuant to an early termination procedure that requires us to pay the Continuing LLC Owners an amount equal to the estimated present value of the remaining payments under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).
The payment obligations under the TRA are obligations of Tradeweb and not of TWM LLC. Although the actual timing and amount of any payments that may be made under the TRA will vary, we expect that the payments could be substantial.
Any payments made by us to Continuing LLC Owners under the TRA will generally reduce the amount of overall cash flow that might have otherwise been available to us or to TWM LLC and, to the extent that we are unable to make payments under

Certain Relationships and Related Person Transactions

68	TRADEWEB
the TRA for any reason, the unpaid amounts generally will be deferred and will accrue interest until paid by us. Total amounts due to the Continuing LLC Owners as of December 31, 2023 under the TRA were $457.5 million, substantially all due over the fifteen years following the purchase of LLC Interests from Continuing LLC Owners or redemption or exchanges by
Continuing LLC Owners of LLC Interests.
Decisions made by us in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a
Continuing LLC Owner under the TRA. For example, the earlier disposition of assets following a transaction that results in a
Basis Adjustment will generally accelerate payments under the TRA and increase the present value of such payments.
The TRA provides that if (i) we materially breach any of our material obligations under the TRA (including by failing to make payments thereunder when we have available cash to do so), (ii) certain change in control transactions were to occur or (iii) we elect an early termination of the TRA, our obligations, or our successor’s obligations, under the TRA accelerate and become due and payable, based on certain assumptions, including an assumption that we have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the TRA.
As a result, (i) we could be required to make cash payments to the Continuing LLC Owners that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the TRA and
(ii) we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the TRA, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits.
In these situations, our obligations under the TRA could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain change in control transactions. There can be no assurance that we will be able to finance our obligations under the TRA.
Payments under the TRA will be based on the tax reporting positions that we determine. We will not be reimbursed for any cash payments previously made to any Continuing LLC Owner pursuant to the TRA if any tax benefits initially claimed by us are subsequently challenged by a taxing authority and ultimately disallowed. Instead, in such circumstances, any excess cash payments made by us to a Continuing LLC Owner will be netted against any future cash payments that we might otherwise be required to make under the terms of the TRA. However, we might not determine that we have effectively made an excess cash payment to the Continuing LLC Owners for a number of years following the initial time of such payment. As a result, it is possible that we could make cash payments under the TRA that are substantially greater than our actual cash tax savings.
Stockholders Agreement
In connection with the IPO, we entered into the Stockholders Agreement with the Refinitiv Owners. This agreement provides that, subject to applicable law, including the fiduciary duties of the Board, we will nominate a number of individuals designated by the Refinitiv Owners for election as our directors at any meeting of our stockholders (each a "Refinitiv
Director") such that, upon the election of each such individual, and each other individual nominated by or at the direction of our Board or a duly-authorized committee of the Board, as a director of our company, the number of Refinitiv Directors serving as directors of our company will be equal to: (i) if the Refinitiv Owners and their affiliates together continue to hold at least 50% of the combined voting power of our outstanding common stock as of the record date for such meeting, the total number of directors comprising our entire Board; (ii) if the Refinitiv Owners and their affiliates together continue to hold at least 40% (but less than 50%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number that is greater than 40% of the total number of directors comprising our Board; (iii) if the
Refinitiv Owners and their affiliates together continue to beneficially own at least 30% (but less than 40%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number that is greater than 30% of the total number of directors comprising our Board; (iv) if the Refinitiv Owners and their affiliates together continue to hold at least 20% (but less than 30%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number that is greater than 20% of the total number of directors comprising our Board; and (v) if the Refinitiv Owners and their affiliates together continue to hold at least 10% (but less than 20%) of the combined voting power of our outstanding common stock as of the record date for such meeting, the lowest whole number
(such number always being equal to or greater than one) that is greater than 10% of the total number of directors comprising our Board. In the case of a vacancy on our Board created by the removal, resignation or otherwise of a Refinitiv Director, the
Stockholders Agreement, to the extent the Refinitiv Owners continue to be entitled to nominate such Refinitiv Director and to the extent permitted by applicable law, including the fiduciary duties of the Board and our governing documents, requires us to nominate an individual designated by the Refinitiv Owners for election to fill the vacancy. For so long as the Stockholders
Agreement remains in effect, subject to applicable law, including the fiduciary duties of the Board, Refinitiv Directors may be removed only with the consent of the Refinitiv Owners. For more information regarding Refinitiv's director designation,

Certain Relationships and Related Person Transactions

2024 PROXY STATEMENT	69
information sharing and other rights, please see the full text of the Stockholders Agreement, which is available as Exhibit 10.1 to the 2023 Annual Report.
Registration Rights Agreement
In connection with the IPO, we entered into the Registration Rights Agreement with the Refinitiv Owners and the Bank
Stockholders. Pursuant to the Registration Rights Agreement, we granted the Refinitiv Owners, the Bank Stockholders, their affiliates and certain of their transferees the right, under certain circumstances and subject to the terms of any lock-up agreement they have entered into and certain other restrictions, to require us to register under the Securities Act their shares of
Class A common stock, including shares of Class A common stock received upon redemption or exchange of LLC Interests or exchange of shares of Class B common stock, which we refer to as "registrable shares". After registration pursuant to these rights, these shares of Class A common stock will become freely tradable without restriction under the Securities Act. As of
March 13, 2024, there are no remaining Bank Stockholders.
Demand Rights: From time to time, the Refinitiv Owners may request that we register all or a portion of their registrable shares for sale under the Securities Act, including pursuant to a shelf registration statement (provided, in all cases, the aggregate number of registrable shares that are requested to be included in any such registration equals at least $100.0 million). In addition, from time to time when a shelf registration statement is effective, the Refinitiv Owners may request that we facilitate a shelf takedown of all or a portion of their registrable shares (provided the aggregate number of registrable shares that are requested to be included in any such takedown equals at least $100.0 million). We will not be required to effect the registration as requested by any of the Refinitiv Owners if in the good faith judgment of our Board, such registration would materially interfere with certain existing or potential material transactions or events involving the company and should be delayed or is reasonably likely to require premature disclosure of information that could have a material adverse effect on
us. These demand rights will also be subject to cutbacks, priorities and other limitations and exceptions.
Piggyback Registration Rights: In addition, if at any time we register any shares of the Class A common stock (other than pursuant to registrations on Form S-4 or Form S-8), the holders of registrable shares are entitled to include, subject to certain exceptions and limitations, all or a portion of their registrable shares in the registration. In the event that any registration in which the holders of registrable shares participate pursuant to the Registration Rights Agreement is an underwritten public offering, the number of registrable shares to be included may, in specified circumstances, be limited.
Other Provisions: We will pay all registration and offering expenses, including, among other things, reasonable fees and disbursements of a single special counsel for the participating holders of registrable shares related to any demand or piggyback registration. The Registration Rights Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify any selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them. The Registration Rights Agreement does not specify any cash penalties or other penalties associated with any delays in registering any shares.
INDEMNIFICATION AGREEMENTS
Our directors and executive officers are parties to indemnification agreements with us. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Certain Relationships and Related Person Transactions

70	TRADEWEB
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board and the cost of such solicitation will be borne by the Company. Solicitations may be made by mail, personal interview, telephone and electronic communications by directors, officers and other Company employees without additional compensation. Broadridge Financial Solutions, Inc. will distribute proxy materials to banks, brokers and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.
Proposals of Stockholders
Proposals of stockholders to be considered for inclusion in the proxy statement and proxy card for the 2025 Annual
Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Secretary of
Tradeweb Markets Inc., at Tradeweb Markets Inc., 1177 Avenue of the Americas, New York, New York 10036 and must be received no later than November 28, 2024.
In addition, our Bylaws include advance notice provisions that require stockholders wishing to bring nominations for directors or other business before an annual meeting to provide proper notice in accordance with the terms of the advance notice provisions. The Bylaws’ advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.
The Bylaws’ advance notice provisions require that, among other things, stockholders give timely written notice to the
Secretary of the Company regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the
2025 Annual Meeting of Stockholders other than proposals pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Secretary of the Company no earlier than January 10, 2025 and no later than February 9, 2025. However, in the event that the date of the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting of stockholders or the 10th day following the day on which public announcement of the date of such annual meeting of stockholders is first made by the
Company. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange
Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate or disregard the nomination or proposal of business, as applicable. In addition to satisfying the deadlines and requirements set forth in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 that complies with requirements set forth in Rule 14a-19(b) to the Secretary of the Company no later than March 11, 2025.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

2024 PROXY STATEMENT	71
Householding; Availability of Annual Report on
Form 10-K and Proxy Statement
A copy of the 2023 Annual Report accompanies this Proxy Statement. If you and others who share your mailing address own common stock in street name, meaning through a bank, brokerage firm or other nominee, you may have received a notice that your household will receive only one 2023 Annual Report and Proxy Statement or Notice, as applicable, from the
Company. This practice, known as "householding", is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of this Proxy Statement and the 2023 Annual Report (and/or a single copy of the
Notice) has been sent to your address. Each street name stockholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact the Householding Department by mail at
Broadridge Householding Dept., 51 Mercedes Way, Edgewood, New Jersey 11717 or by calling 1-866-540-7095 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
If you would like an additional copy of the 2023 Annual Report, this Proxy Statement or the Notice, these documents are available in digital form for download or review by visiting www.proxyvote.com. Alternatively, we will promptly send a copy of these documents to you without charge upon request by email to
sendmaterial@proxyvote.com, or by calling 1-800-579-1639. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice.
If you own shares in street name, you can also register to receive all future stockholder communications electronically instead of in print. This means that links to the 2023 Annual Report, Proxy Statement and other correspondence will be delivered to you via email. Holders in street name can register for electronic delivery directly with their bank, brokerage firm or other nominee. Electronic delivery of stockholder communications helps save the Company money by reducing printing and postage costs.

72	TRADEWEB

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TW2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 9, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30589-P05216 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRADEWEB MARKETS INC.

The Board of Directors recommends you vote FOR ALL the following:

1. Election of Directors

Nominees:

01) Jacques Aigrain
02) Balbir Bakhshi
03) Paula Madoff
04) Thomas Pluta

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3:

The Board of Directors recommends you vote 1 YEAR for the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com.

V30590-P05216

TRADEWEB MARKETS INC.
Annual Meeting of Stockholders
May 10, 2024 9:00 AM (Eastern Time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Douglas Friedman and William Hult, and each of them, each with full power of substitution, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock, par value $0.00001 per share, Class B common stock, par value $0.00001 per share, Class C common stock, par value $0.00001 per share, and Class D common stock, par value $0.00001 per share, of Tradeweb Markets Inc. (the "Company"), that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM, Eastern Time, on Friday, May 10, 2024, at www.virtualshareholdermeeting.com/TW2024, and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BY YOU AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE 2024 ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR ALL" NOMINEES AS DIRECTORS LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "1 YEAR" FOR PROPOSAL 4.

Continued and to be signed on reverse side